KPMG

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Financial Statements
and Supplemental Schedules

December 31, 2009 and 2008

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Allianz Life Insurance Company of North America:

We have audited the accompanying consolidated balance sheets of Allianz Life Insurance Company of North America and subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of North America and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2 to the consolidated financial statements, the Company has changed its method of evaluating other-than-temporary impairments of fixed-maturity securities due to the adoption of new accounting requirements issued by the Financial Accounting Standards Board (FASB), as of January 1, 2009. Also as discussed in note 2 to the consolidated financial statements, the Company adopted new accounting guidance issued by the FASB related to fair value measurements, effective January 1, 2008.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ KPMG LLP

March 22, 2010

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2009 and 2008

(In thousands, except share data)

Assets	2009	2008
Investments:
Fixed-maturity securities:
Available-for-sale, at fair value (amortized cost of
$43,306,269 and $35,521,222, respectively)	$44,237,446	$36,726,068
Trading, at fair value (amortized cost of
$5,148,377 and $5,635,460, respectively)	5,147,526	5,162,034
Held to maturity, at amortized cost (fair value of
$1,250,085 and $0, respectively)	1,111,594	—
Mortgage loans on real estate (net of valuation allowances
of $110,735 and $46,397, respectively)	5,426,013	4,838,373
Short-term securities	1,945,630	1,496,911
Derivatives	1,077,453	628,042
Real estate (net of accumulated depreciation of $49,023
and $39,686, respectively)	314,454	322,418
Loans to nonaffiliates	559,757	—
Loans to affiliates	155,533	723,802
Policy loans	173,834	174,599
Equity securities, at fair value:
Available-for-sale (cost of $50,903 and $84, respectively)	52,153	75
Trading (cost of $16,341 and $18,634, respectively)	15,125	12,800
Other invested assets	3,803	3,462
Total investments	60,220,321	50,088,584
Cash	78,919	73,073
Accrued investment income	561,102	542,323
Receivables (net of allowance for uncollectible accounts
of $6,861 and $4,839, respectively)	63,176	168,147
Reinsurance recoverables and receivables	4,007,516	4,096,285
Deferred acquisition costs	6,091,955	8,253,502
Other assets	1,898,702	2,601,858
Assets, exclusive of separate account assets	72,921,691	65,823,772
Separate account assets	15,925,814	11,791,728
Total assets	$88,847,505	$77,615,500

 (Continued)

2

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2009 and 2008

(In thousands, except share data)

Liabilities and Stockholder’s Equity	2009	2008
Policyholder liabilities:
Policy and contract account balances	$60,261,675	$56,585,189
Future policy benefit reserves	4,021,529	4,154,491
Policy and contract claims	219,310	300,221
Unearned premiums	161,740	271,756
Other policyholder funds	216,671	203,355
Total policyholder liabilities	64,880,925	61,515,012
Derivative liability	906,586	535,481
Mortgage notes payable	123,742	129,075
Other liabilities	795,386	580,734
Liabilities, exclusive of separate account liabilities	66,706,639	62,760,302
Separate account liabilities	15,925,814	11,791,728
Total liabilities	82,632,453	74,552,030
Stockholder’s equity:
Class A, Series A preferred stock, $1 par value, 8,909,195
shares authorized, issued, and outstanding; liquidation
preference of $189,366 and $189,366 at December 31, 2009
and 2008, respectively	8,909	8,909
Class A, Series B preferred stock, $1 par value, 10,000,000
shares authorized; 9,994,289 shares issued and outstanding;
liquidation preference of $199,167 and $199,167
at December 31, 2009 and 2008, respectively	9,994	9,994
Common stock, $1 par value, 40,000,000 shares authorized;
20,000,001 shares issued and outstanding
at December 31, 2009 and 2008	20,000	20,000
Loan to parent company	(158,765)	(205,731)
Additional paid-in capital	4,053,371	2,553,371
Retained earnings	1,969,455	344,690
Accumulated other comprehensive income, net of tax	312,088	332,237
Total stockholder’s equity	6,215,052	3,063,470
Total liabilities and stockholder’s equity	$88,847,505	$77,615,500
See accompanying notes to consolidated financial statements.

3

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statement of Operations

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Revenue:
Premiums	$298,123	$300,014	$368,306
Policy fees	791,021	1,016,656	766,367
Premiums and policy fees, ceded	(175,839)	(190,033)	(255,816)
Net premiums and policy fees	913,305	1,126,637	878,857
Interest and similar income, net	3,118,268	2,908,894	2,565,331
Derivative income (loss)	144,619	(1,004,023)	(251,392)
Realized investment gains (losses), net	49,626	(3,918,259)	(710,978)
Fee and commission revenue	147,520	164,335	199,356
Other revenue (loss)	49,154	(13,846)	133,575
Total revenue (loss)	4,422,492	(736,262)	2,814,749
Benefits and expenses:
Policyholder benefits	594,274	818,681	495,082
Change in fair value of annuity embedded derivatives	598,696	696,809	622,509
Benefit recoveries	(421,690)	(329,106)	(429,631)
Net interest credited to account values	1,450,616	1,098,143	1,031,830
Net benefits	2,221,896	2,284,527	1,719,790
Commissions and other agent compensation	840,768	807,565	913,444
General and administrative expenses	662,308	657,096	772,992
Change in deferred acquisition costs, net	165,304	(2,784,064)	(650,735)
Total benefits and expenses	3,890,276	965,124	2,755,491
Income (loss) from operations before income taxes	532,216	(1,701,386)	59,258
Income tax expense (benefit):
Current	26,816	47,043	64,245
Deferred	158,425	(654,033)	(60,259)
Total income tax expense (benefit)	185,241	(606,990)	3,986
Net income (loss)	$346,975	$(1,094,396)	$55,272
Supplemental Disclosures:
Realized investment gains (losses), net:
Total other-than-temporary impairment losses on securities	$(244,265)	(3,580,665)	(773,355)
Portion of loss recognized in other comprehensive income	(981)	—	—
Net impairment losses recognized in realized investment gains (losses), net	(243,284)	(3,580,665)	(773,355)
Other net realized gains (losses)	292,910	(337,594)	62,377
Realized investment gains (losses), net	$49,626	(3,918,259)	(710,978)
See accompanying notes to consolidated financial statements.

4

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss)

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Net income (loss)	$346,975	$(1,094,396)	$55,272
Foreign currency translation adjustments, net of tax	6,101	(7,922)	6,520
Unrealized losses on postretirement obligation:
Unrealized net actuarial gains (losses) arising during the period, net of tax (expense) benefit of $(1,208), $966, and $0 in 2009,
2008, and 2007, respectively	2,243	(1,794)	78
(Increase) decrease in unrealized prior service cost arising during the period, net of tax benefit (expense) of $1,220, $(280),
and $606 in 2009, 2008, and 2007, respectively	(2,266)	521	(1,190)
Total unrealized postretirement obligation losses	(23)	(1,273)	(1,112)
Unrealized gains (losses) on fixed-maturity and equity securities:
Unrealized holding gains (losses) arising during the period, net of effect of shadow adjustments of $(2,217,047),
$(107,983), and $(361,836) in 2009, 2008, and 2007,
respectively, and net of tax (expense) benefit of $(681,574),
$1,375,543, and $137,044 in 2009, 2008, and 2007, respectively	1,265,490	(2,554,563)	(253,995)
Change in noncredit-related impairments on securities during the period, net of effect of shadow adjustments of $(32,111)
and net of tax benefit of $(9,870)	18,330	—	—
(Increase) decrease in unrealized holding losses due to
reclassification adjustment for realized (gains) losses
included in net income (loss), net of tax benefit (expense)
of $17,369, $(1,371,390), and $(248,842), in 2009,
2008, and 2007, respectively	(32,257)	2,546,868	462,135
Total unrealized holding gains (losses)	1,251,563	(7,695)	208,140
Total other comprehensive income (loss)	1,257,641	(16,890)	213,548
Total comprehensive income (loss)	$1,604,616	$(1,111,286)	$268,820
See accompanying notes to consolidated financial statements.

5

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Stockholder’s Equity

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	Preferred stock	Common stock	Loan to parent company	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total stockholder’s equity
2007:
Balance, beginning of year	$18,903	$20,000	$ (250,000)	$2,123,371	$1,384,229	$135,579	$3,432,082
Comprehensive income:
Net income	—	—	—	—	55,272	—	55,272
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	—	—	208,140	208,140
Net unrealized loss on
postretirement
obligation, net of
deferred taxes	—	—	—	—	—	(1,112)	(1,112)
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	6,520	6,520
Total comprehensive
income							268,820
Adjustment to initially apply
new accounting guidance	—	—	—	—	(415)	—	(415)
Capital contribution	—	—	—	150,000	—	—	150,000
Balance, end of year	$18,903	$20,000	$ (250,000)	$2,273,371	$1,439,086	$349,127	$3,850,487
2008:
Balance, beginning of year	$18,903	$20,000	$ (250,000)	$2,273,371	$1,439,086	$349,127	$3,850,487
Comprehensive loss:
Net loss	—	—	—	—	(1,094,396)	—	(1,094,396)
Net realized loss on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	—	—	(7,695)	(7,695)
Net unrealized loss on
postretirement
obligation, net of
deferred taxes	—	—	—	—	—	(1,273)	(1,273)
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	(7,922)	(7,922)
Total comprehensive loss							(1,111,286)
Capital contribution	—	—	—	280,000	—	—	280,000
Payment received on loan	—	—	44,269	—	—	—	44,269
Balance, end of year	$18,903	$20,000	$ (205,731)	$2,553,371	$344,690	$332,237	$3,063,470
2009:
Balance, beginning of year	$18,903	$20,000	$ (205,731)	$2,553,371	$344,690	$332,237	$3,063,470
Comprehensive income:
Net income	—	—	—	—	346,975	—	346,975
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	—	—	1,251,563	1,251,563
Net unrealized loss on
postretirement
obligation, net of
deferred taxes	—	—	—	—	—	(23)	(23)
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	6,101	6,101
Total comprehensive income							1,604,616
Capital contribution	—	—	—	1,500,000	—	—	1,500,000
Payment received on loan	—	—	46,966	—	—	—	46,966
Adjustment to initially apply
new investment accounting
guidance, net of
taxes and shadow adjustments	—	—	—	—	1,277,790	(1,277,790)	—
Balance, end of year	$18,903	$20,000	$ (158,765)	$4,053,371	$1,969,455	$312,088	$6,215,052
See accompanying notes to consolidated financial statements.

6

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Cash flows provided by (used in) operating activities:
Net income (loss)	$346,975	$(1,094,396)	$55,272
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities:
Realized investment (gains) losses	(49,626)	3,918,259	711,088
Purchases of trading securities	(143,839)	(840,996)	(2,196,297)
Sale and other redemptions of trading securities	592,616	1,277,531	558,380
Change in annuity-related options, derivatives,
and gross reserves	728,698	(9,261)	347,575
Deferred income tax expense (benefit)	158,425	(654,033)	(60,259)
Charges to policy account balances	(105,353)	(94,450)	(73,808)
Gross interest credited to account balances	1,453,082	1,228,477	1,041,726
Amortization of discount, net	(43,984)	(71,591)	(4,942)
Impairment of goodwill	18,902	1,175	—
Change in:
Accrued investment income	(18,779)	(45,800)	(57,254)
Receivables	107,708	4,104	103,102
Reinsurance recoverables and receivables	88,768	29,991	59,201
Deferred acquisition costs	165,304	(2,784,064)	(650,735)
Future policy benefit reserves	(214,232)	1,107,217	183,321
Policy and contract claims	(80,911)	(17,884)	(86,869)
Other policyholder funds	13,316	(11,193)	21,034
Unearned premiums	(13,353)	47,933	(15,566)
Other assets and liabilities	(162,470)	(236,367)	(130,342)
Other, net	24,423	11,618	(83,644)
Total adjustments	2,518,695	2,860,666	(334,289)
Net cash provided by (used in)
operating activities	$2,865,670	$1,766,270	$(279,017)

 (Continued)

7

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Cash flows provided by (used in) operating activities	$2,865,670	$1,766,270	$(279,017)
Cash flows used in investing activities:
Purchase of available-for-sale fixed-maturity securities	(6,673,005)	(8,247,931)	(5,081,265)
Purchase of held-to-maturity fixed-maturity securities	(1,349,587)	—	—
Purchase of available-for-sale equity securities	(123,298)	—	(80,172)
Purchase of derivative securities	(75,431)	(2,350,592)	(990,171)
Purchase of real estate	(4,679)	(3,360)	(6,667)
Funding of mortgage loans on real estate	(844,400)	(570,887)	(1,296,133)
Sale and other redemptions of fixed-maturity securities	3,225,865	2,399,795	2,092,453
Matured fixed-maturity securities	163,829	217,406	434,999
Sale of equity securities	83,927	14,906	68,230
Sale of derivative securities	211,443	1,368,782	407,686
Sale of real estate	10,443	—	157,179
Repayment of mortgage loans on real estate	99,699	130,544	255,996
Net change in short-term securities	(448,718)	(760,154)	246,611
Purchase of home office property and equipment	(3,468)	(2,324)	(6,638)
Purchase of interest in equity method investees	—	(3,079)	(12,847)
Purchase of subsidiary, net of cash acquired	—	—	(11,655)
Change in loan to affiliate	37,555	11,600	(507,273)
Change in loan to nonaffiliate	(21,601)	—	—
Options (purchased) written, net	(78,767)	958,790	603,961
Other, net	973	12,961	2,545
Net cash used in investing activities	(5,789,220)	(6,823,543)	(3,723,161)
Cash flows provided by financing activities:
Policyholders’ deposits to account balances	6,520,884	5,503,872	5,858,335
Policyholders’ withdrawals from account balances	(5,425,644)	(4,493,703)	(3,309,471)
Policyholders’ net transfers between account balances	341,085	3,741,384	1,278,775
Change in amounts drawn in excess of bank balances	(48,562)	(32,605)	73,617
Capital contribution from parent company	1,500,000	280,000	150,000
Payment received on loan to parent company	46,966	44,269	—
Change in mortgage notes payable	(5,333)	(5,048)	(12,777)
Net cash provided by financing activities	2,929,396	5,038,169	4,038,479
Net change in cash	5,846	(19,104)	36,301
Cash at beginning of year	73,073	92,177	55,876
Cash at end of year	$78,919	$73,073	$92,177
See accompanying notes to consolidated financial statements.

8

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(1)	Organization

Allianz Life Insurance Company of North America is a wholly owned subsidiary of Allianz of America, Inc. (AZOA or “parent company”), which is a wholly owned subsidiary of Allianz Societas Europaea (Allianz SE), a European company incorporated in Germany. Allianz Life Insurance Company of North America and its wholly owned subsidiaries are referred to as the Company.

The Company is a life insurance company licensed to sell annuity, comprises accident and health, and group and individual life policies in the United States, Canada, and several U.S. territories. Based on 2009 statutory net premium written, 96%, 2%, and 2% of the Company’s business is annuity, life insurance, and accident and health, respectively. The annuity business comprises fixed-indexed, variable, five-year deferred, and one-year deferred annuities representing 66%, 29%, 4%, and 1% of 2009 statutory net premium written, respectively. Life business comprises both traditional and group life. Life business includes products with guaranteed premiums and benefits and consists principally of term insurance policies, universal life policies, limited payment contracts, and certain annuity products with life contingencies. Accident and health business comprises primarily comprises long-term care (LTC) insurance. During 2009, the Company discontinued selling LTC products. The Company’s primary distribution channels are through independent agents, broker/dealers, banks, and third-party marketing organizations.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The accounts of the Company’s primary subsidiary, Allianz Life Insurance Company of New York, and other less significant subsidiaries have been consolidated. All significant intercompany balances and transactions have been eliminated in consolidation.

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Consolidated Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)	Investment Products and Universal Life Business

Investment products consist primarily of fixed-indexed, variable, and deferred annuity products. Premium receipts are reported as deposits to the contractholders’ accounts. Policy fees on the Consolidated Statements of Operations represent asset fees, cost of insurance charges, administrative

 (Continued)

9

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums, which include unearned revenue reserves (URR), and are recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed and variable products are recorded at fair value and changes in value are included in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance and are included in net interest credited to account values and policyholder benefits, respectively, on the Consolidated Statements of Operations.

(d)	Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferring and amortizing related acquisition costs.

Accident and health premiums are recognized as earned on a pro-rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Goodwill

Goodwill is the excess of the amount paid to acquire a company over the fair value of its tangible net assets, value of business acquired (VOBA), other identifiable intangible assets, and valuation adjustments (such as impairments), if any. Goodwill is reported in other assets on the Consolidated Balance Sheets.

Goodwill is evaluated annually for impairment at the reporting unit level. Goodwill of a reporting unit is also tested for impairment on an interim basis if a triggering event occurs, such as a significant adverse change in the business climate or a decision to sell or dispose of a business unit. The goodwill impairment test follows a two-step process as defined in the Intangibles—Goodwill and Other Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) (ASC 350). In the first step, the fair value of a reporting unit is compared with its carrying value. This process requires judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, and expected revenues and earnings. If the carrying value of a reporting unit exceeds its fair value, the second step of the impairment test is performed for purposes of measuring the impairment. In the second step, the fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit to determine an implied goodwill value. If the

 (Continued)

10

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

carrying amount of the reporting unit goodwill exceeds the implied goodwill value, an impairment loss would be recognized in an amount equal to that excess. The carrying value will be reduced to its fair value with a corresponding charge to operations.

(f)	Value of Business Acquired and Other Intangible Assets

The value of insurance in-force purchased is recorded as the VOBA and is reported in other assets on the Consolidated Balance Sheets. The initial value was determined by an actuarial study using the present value of future profits in calculating the value of the insurance purchased. An accrual of interest is added to the unamortized balance using the rates credited to the policyholder accounts. The balance is amortized in relation to the present value of expected future gross profits in the same manner as deferred acquisition costs (DAC). The amortization period is expected to be approximately 20 years from the date the business was acquired; however, the Company continually monitors this assumption. If estimated gross profits differ from expectations, the amortization of VOBA is adjusted on a retrospective or prospective basis, as appropriate.

Adjustments to VOBA are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow VOBA). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

The recoverability of VOBA is evaluated annually, or earlier if factors warrant, based on estimates of future earnings related to the insurance in-force purchased. If the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business acquired, are not sufficient to recover VOBA, the difference, if any, is charged to expense through general and administrative expenses within the Consolidated Statements of Operations.

Intangible assets are identified by the Company in accordance with the Intangibles—Goodwill and Other Topic of the FASB ASC, which requires an identifiable intangible asset to be recognized apart from goodwill when it arises from contractual or legal rights or it is capable of being separated and valued then sold, transferred, licensed, rented, or exchanged. The Company determines the useful life and amortization period for each intangible asset identified at acquisition, and continually monitors these assumptions. An intangible asset with a determinable life is amortized over that period, while an intangible asset with an indefinite useful life is not amortized.

The Company’s intangible assets include trademarks, agent lists, and noncompete agreements that were acquired as a result of the Company’s ownership in field marketing organizations, and are reported in other assets on the Consolidated Balance Sheets. These intangible assets were assigned values using the present value of projected future cash flows and are generally amortized over five years using the straight-line method. Also included in the Company’s intangible assets are the trade name and service mark of a broker-dealer acquired during 2005, and state insurance licenses acquired in 2007. The trade name, service mark, and state insurance licenses were valued using the

 (Continued)

11

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

projected present value of estimated future cash flows and were determined to have an indefinite useful life.

Recoverability of the value of the amortizing intangible assets is assessed under impairment and disposal sections of the Property, Plant, and Equipment Topic of the FASB ASC (ASC 360), which states that long-lived assets shall be tested for recoverability whenever events or changes in circumstances indicate the carrying amount may not be recoverable.

Recoverability of the value of the nonamortizing intangible assets is assessed under the Intangibles—Goodwill and Other Topic of the FASB ASC, which states that nonamortizing intangible assets shall be tested for recoverability annually or earlier if events or changes in circumstances indicate the carrying amount may not be recoverable.

(g)	Deferred Acquisition Costs

Acquisition costs, consisting of commissions and other costs that vary with and are primarily related to production of new business, are deferred to the extent recoverable from future policy revenues and gross profits. For interest-sensitive products and variable annuity contracts, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. DAC is reviewed for recoverability, at least annually, and adjusted when necessary. Recoverability is evaluated separately for fixed-indexed annuities, variable annuities, and life insurance products. Evaluating recoverability is a two-step process where current policy year issues are evaluated, and then in-force policies are evaluated. Before assessing recoverability, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking). In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may lower the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

 (Continued)

12

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively in the Consolidated Statements of Operations.

Adjustments may also be made to the estimated gross profits related to DAC that correspond to deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and trading gains and losses. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits used, as well as inforce management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased at investment-grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 8.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(h)	Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred as paid or credited to contractholders and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) are reported in other assets in the Consolidated Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. Amortization is recorded in policyholder benefits on the Consolidated Statements of Operations. DSI capitalization related to a persistency and immediate bonus on nonindexed annuities is recorded in policyholder benefits on the Consolidated Statements of Operations at policy issuance. DSI capitalization related to an immediate bonus on fixed-indexed annuities is recorded in policy fees on the Consolidated Statements of Operations at policy issuance.

 (Continued)

13

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and trading gains and losses. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment grade items that were purchased with other yield considerations.

(i)	Policy and Contract Account Balances

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract) and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Certain two-tier fixed annuity products provide for benefits payable upon annuitization such as period-certain and life-contingent payout options. An additional annuitization reserve is established using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Additional reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. Additional reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior. These additional reserves are reflected in future policy benefit reserves on the Consolidated Balance Sheets.

 (Continued)

14

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(j)	Future Policy Benefit Reserves

Future policy benefit reserves on traditional life products are computed by the net level premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.5% to 6.0%.

Future policy benefit reserves on LTC products are computed using a net level reserve method. Reserves are determined as the excess of the present value of future benefits over the present value of future net premiums and are based on best estimate assumptions for morbidity, mortality, lapse, and interest with provisions for adverse deviation. Most LTC reserve interest assumptions range from 5.0% to 6.0%.

(k)	Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or long-term care benefits include interest and mortality discounting.

(l)	Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in premium and policy fees, ceded, and benefit recoveries, respectively, on the Consolidated Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Future policy benefit reserves, policy and contract account balances, and policy and contract claims covered under reinsurance contracts are recorded as a reinsurance recoverable. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance receivable. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in other liabilities on the Consolidated Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in other liabilities on the Consolidated Balance Sheets. Such gains are amortized into operations over either the revenue-producing period or the claims run-off period, as appropriate, of the related reinsured policies. These amortized gains are recorded in other revenue (loss) on the Consolidated Statements of Operations.

 (Continued)

15

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(m)	Investments

The Company classifies certain fixed-maturity and equity securities as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related adjustments to DAC, DSI, VOBA, and reserves (commonly referred to as shadow adjustments). The adjustments to DAC, DSI, and VOBA represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase or decrease in the reserve balance that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has portfolios of certain fixed-maturity and equity securities classified as “trading,” and accordingly, the securities are carried at fair value, and related unrealized gains and losses are reflected as realized investment gains and losses within the Consolidated Statements of Operations. The primary trading portfolio is used to attempt to match the change in value associated with embedded derivative liabilities related to fixed-indexed annuities. This match is not effective to the extent there are credit-related factors impacting the value of the securities in this trading portfolio. The Company also has other trading portfolios that are actively managed. The Company has portfolios of certain fixed-maturity securities classified as “held-to-maturity,” and accordingly, the securities are carried at amortized cost on the Consolidated Balance Sheets. The Company has the intent and ability to hold such securities to maturity.

In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date they are declared and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method.

The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only. The financial instruments are carried at fair value and the unrealized gains and losses on the derivatives are reflected in derivative income (loss) within the Consolidated Statements of Operations.

In 2008, the Company purchased $694,950 notional value, of fixed-maturity securities held as available-for-sale with variable interest rates. The Company entered into interest rate swaps with notional amounts and maturity dates equal to the par value and maturity dates of the fixed-maturity securities, in order to attempt to hedge changes in cash flows of the hedged items due to interest rate risk. No additional investment was made in 2009.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheets and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been

 (Continued)

16

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship.

Hedge effectiveness is measured using the dollar offset method. The dollar offset method compares changes in cash flows of the hedging instrument with changes in the cash flows of the hedged item attributable to the hedged risk. Random changes in interest rate movements are assumed. Related changes in the cash flows of the hedging instrument are expected to offset the changes in the cash flows of the hedged item as the notional/par amounts, reset dates, interest rate indices, and business day conventions are the same for both the bond and the swap. The cumulative amount of unrealized gains and losses of the hedging instrument is recognized in accumulated other comprehensive income on the Consolidated Balance Sheets. The ineffective portion of the change in the fair value of the hedging instrument is recognized in realized investment gains (losses), net in the Consolidated Statements of Operations.

Mortgage-backed securities and structured securities are amortized using among others, anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective-yield method based on prepayment assumptions and the estimated economic life of the securities. For all structured securities except for Collateralized Debt Obligations (CDOs), when estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in interest and similar income, net on the Consolidated Statements of Operations. For CDOs, when adjustments are anticipated for prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by the Beneficial Interests in Securitized Financial Assets Topic of the Codification (ASC 325).

Mortgage loans on real estate are reflected at unpaid principal balances adjusted for an allowance for uncollectible balances. Interest on mortgage loans is accrued on a monthly basis and recorded in interest and similar income, net on the Consolidated Statements of Operations. The Company analyzes loan impairment at least annually when assessing the adequacy of the allowance for uncollectible balances. The Company evaluates the mortgage loan reserve to ensure that the estimate is based on the most recent available industry default and loss studies and historical default rates for the Company as compared with default rates for the industry group. The Company also takes into consideration recent trends in the Company’s loan portfolio and information on current loans, such as loan-to-value ratios and balloon payments, which could impact a loan’s credit quality. The Company does not accrue interest on impaired loans and accounts for interest income on such loans on a cash basis. The Company’s intent is to hold mortgage loans until paid in full.

 (Continued)

17

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Short-term securities, which include certificates of deposit, are carried at amortized cost, which approximates fair value. Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Loans to affiliates and loans to nonaffiliates are carried at cost, and interest is accrued monthly, with payments received semiannually. Real estate consists of building and land and is carried at cost less accumulated depreciation. The buildings are amortized over 39 years at acquisition, and improvements and additions are depreciated using the straight-line method over the remaining life of the real estate. Forward commitments are carried at fair value.

The fair value of fixed-maturity securities and equity securities is obtained from third-party pricing sources whenever possible, except for short-term securities that are priced at amortized cost. Prices obtained from third-party pricing sources are analytically reviewed by investment managers for reasonableness. During 2009, an Independent Price Verification (IPV) process was established, in which security pricing is obtained from a third-party source other than the sources used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Company’s Pricing Committee.

Realized gains and losses are computed based on the sale lots with the highest cost basis on the trade date. Those lots are sold first. The Company adjusts DAC, DSI, VOBA, and reserves for unrealized gains and losses on available-for-sale investments that support policyholder liabilities. Changes in the fair value of available-for-sale investments are reflected as a direct charge or credit to accumulated other comprehensive income in stockholder’s equity, net of related adjustments for DAC, DSI, VOBA, and deferred taxes that would have been recorded if these investments had been sold as of the balance sheet dates. Changes in the fair value of trading investments are recorded as realized investment gains (losses) on the Consolidated Statements of Operations.

The Company reviews the available-for-sale and held-to-maturity investment portfolios to determine whether or not declines in fair value are other than temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed income securities are considered other-than-temporarily impaired. In addition, the Investments—Debt and Equity Securities Topic of the FASB ASC (ASC 320) requires that the Company evaluate other-than-temporary impairments on available-for-sale and held-to-maturity fixed-maturity securities based on additional factors. Specifically, declines in value resulting from changes in risk-free interest rates must also be considered.

Under historical accounting guidance, the Company’s absence of control over the investment manager’s decision to sell (or hold) rendered the Company unable to assert ability to hold to recovery and therefore required the Company to classify all impairments as other-than-temporary and recognize an impairment loss in the period of the decline. Under the new accounting guidance that the Company adopted in 2009, as described below, the Company has modified the Investment

 (Continued)

18

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Mandates with its investment managers to explicitly provide for the control of certain securities. In particular, the Investment Mandates limit the net realized losses that the investment manager can incur within a reporting period and restrict turnover of the portfolio. Furthermore, the Investment Mandates establish a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their intent to sell certain securities.

When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities. If either of these conditions is met, the Company must recognize an other-than-temporary impairment for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an other-than-temporary impairment and is recognized in realized investment losses, net on the Consolidated Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, VOBA, reserves, and deferred income taxes. For available-for-sale and held-to-maturity securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included in other comprehensive income, included as a separate component in the Consolidated Statements of Comprehensive Income (Loss).

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security, (b) changes in the financial condition, credit rating, and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security’s underlying collateral, if any, and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and

 (Continued)

19

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company provides a supplemental disclosure on its Consolidated Statements of Operations that presents the total other-than-temporary impairment losses recognized during the period less the portion of other-than-temporary impairment losses recognized in other comprehensive income to equal the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period, offset by reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented in the supplemental disclosure on the Consolidated Statements of Operations as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

The Company views equity securities that have a fair value of at least 20% below average cost at the end of a quarter or are in an unrealized loss position for nine consecutive months as other-than-temporarily impaired. However, other factors, including market analysis, current events, recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time, are also used to determine whether equity securities are considered other-than-temporarily impaired and may result in an equity security being impaired. All previously impaired equity securities will incur additional other-than-temporary impairments should the fair value fall below the book value.

Impairments in the value of securities held by the Company, considered to be other-than-temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Consolidated Statements of Operations. The Company adjusts DAC, DSI, and VOBA for impairments on securities, as discussed in their respective sections of this note.

(n)	Option and Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the growth in the Standard and Poor’s (S&P) 500 index, the NASDAQ 100 index, the Financial Times Stock Exchange (FTSE) 100, and an index comprising a blend of the Dow Jones Industrial Average, FTSE 100, Barclays Capital US Aggregate, and the Russell 2000. In addition, certain variable annuity contracts provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and option and futures

 (Continued)

20

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.

The OTC option contracts and ETO contracts are reported at fair value as derivatives on the Consolidated Balance Sheets. The fair value of the OTCs is derived internally and deemed by management to be reasonable. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETOs is based on quoted market prices. The liability for the benefits is reported in policy and contract account balances on the Consolidated Balance Sheets. Changes in unrealized gains and losses on the option contracts are recorded in derivative income (loss) on the Consolidated Statements of Operations. Incremental gains and losses from expiring options are included in derivative income (loss) on the Consolidated Statements of Operations.

Futures contracts do not require an initial cash outlay and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Consolidated Balance Sheets. Gains and/or losses on futures contracts are included in derivative income (loss) on the Consolidated Statements of Operations.

(o)	Securities Lending

The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the Consolidated Balance Sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Consolidated Balance Sheets and interest and dividend income earned by the Company on loaned securities is recognized in interest and similar income, net on the Consolidated Statements of Operations. There were no securities lending transactions outstanding at December 31, 2009 or 2008.

The Company participates in restricted securities lending arrangements whereby specific securities are loaned to other institutions for short periods of time. U.S. Treasury Note securities were lent under a triparty agreement between the Company, broker-dealers (Goldman Sachs, Morgan Stanley), and the Bank of New York. The collateral is defined by the agreement to be at least equal to U.S. government, U.S. government agency, or U.S. government agency mortgage-backed securities. The Company began participating in unrestricted arrangements whereby the Company may use collateral for general purposes. However, the Company suspended securities lending activity in 2008. See note 15 for further discussion of this affiliated securities lending with Dresdner Klienwort Wasserstein.

 (Continued)

21

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(p)	Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) approximate estimated fair values, which are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of collectibility. The allowance is estimated by aging the balances due from individual parties and setting up an allowance for any balances that are more than 90 days old.

(q)	Home Office Property and Equipment

Home office property consists of buildings and land, and equipment consists of furniture, office equipment, leasehold improvements, and computer hardware. They are reported at cost, net of accumulated depreciation, in other assets on the Consolidated Balance Sheets. Major upgrades and improvements are capitalized, while maintenance and repairs are expensed when incurred. Depreciation is computed over the estimated useful lives (3 – 7 years, depending on the asset) of depreciable assets using the straight-line method. The cost and accumulated depreciation for home office property and equipment sold, retired, or otherwise disposed of are relieved from the accounts, and resulting gains or losses are reflected in general and administrative expenses on the Consolidated Statements of Operations. The property and equipment balance was $165,532, net of accumulated depreciation of $89,216 as of December 31, 2009, and $173,198, net of accumulated depreciation of $81,986 as of December 31, 2008.

Preoperating and start-up costs incurred in connection with the construction of the Company’s headquarters were capitalized until the facility became operational. Interest was also capitalized in connection with the construction and recorded as part of the asset. These costs are being amortized, using the straight-line method, over a 39-year period. The amounts of capitalized costs amortized, including interest, during 2009, 2008, and 2007 were $2,275, $2,275, and $2,274, respectively. An addition to the Company’s headquarters was put into operation on November 1, 2006. Total amortization related to this addition was $2,104, $2,104, and $2,016 for the years ended December 31, 2009, 2008, and 2007, respectively.

(r)	Income Taxes

The Company and its subsidiaries, with the exception of Allianz Life and Annuity Company (ALAC), file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations and then reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, each of its insurance subsidiaries except ALAC, and Questar Capital Corporation (Questar) generally will be paid for the tax benefit on their losses and any other tax attributes to the extent they could have obtained a benefit against their post-1990 separate return tax liability.

 (Continued)

22

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Consolidated Balance Sheets. Any such change could significantly affect the amounts reported on the Consolidated Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences will not reverse over time (see further discussion in note 14).

(s)	Stockholder’s Equity, Loan to Parent Company

The Company entered into an agreement during 2002 to lend AZOA $250,000 (see further discussion in note 15). This agreement was executed in close proximity to a capital contribution from AZOA of $650,000 in the form of preferred stock of an affiliate. The unamortized loan balance is recorded as contra equity in accordance with the Equity Topic of the FASB ASC (ASC 505).

(t)	Stockholder’s Equity, Accumulated Unrealized Foreign Currency

Foreign currency translation adjustments are related to the conversion of foreign currency upon the consolidation of a foreign subsidiary (see further discussion in note 20). The net assets of the Company’s foreign operations are translated into U.S. dollars using exchange rates in effect at each year-end. Translation adjustments arising from differences in exchange rates from period to period are included in the accumulated foreign currency translation adjustment net of tax reported as a separate component of comprehensive income on the Consolidated Statements of Comprehensive Income (Loss).

 (Continued)

23

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(u)	Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity and life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity and life contracts through its separate accounts where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets and liabilities are reported as summary totals on the Consolidated Balance Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in policy fees on the Consolidated Statements of Operations. Administrative and other services are included in fee and commission revenue on the Consolidated Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services—Insurance Topic of the FASB ASC (ASC 944) and are included in policyholder benefits on the Consolidated Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the FASB ASC (ASC 815), and the changes in these embedded derivatives are included in change in fair value of annuity-embedded derivatives on the Consolidated Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current guaranteed value amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.

 (Continued)

24

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

•	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to age 81) account value adjusted for withdrawals.

•
Ratchet – Provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 81), adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, annual – evaluated annually, and six-year – evaluated every sixth year.

•
Rollup – Provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated with a compound interest rate. There are two variations of rollup interest rates: 5% with no cap and 3% with a cap of 150% of premium. This GMDB locks in at age 81.

•	Earnings Protection Rider – Provides a death benefit equal to the contract value plus a specified percentage of the earnings on the contract at the date of death.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments.

•	Ratchet – Provides an annuitization value equal to the greater of account value, net premiums, or the highest one-year anniversary account value (prior to age 81), adjusted for withdrawals.

•	Rollup – Provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated with a compound interest rate.

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits on the Consolidated Statements of Operations if actual experience or other evidence suggests that earlier assumptions should be revised.

 (Continued)

25

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2009 and 2008:

•	100 stochastically generated investment performance scenarios.

•	Mean investment performance assumption of 7.96%.

•	Volatility assumption of 13.69%.

•	Mortality assumption of 50% of the 1994 MGDB Mortality Table.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

•	Discount rates vary by contract type and equal an assumed long-term investment return (8.6%) less the applicable mortality and expense rate.

•
GMIB contracts only – dynamic lapse and benefit utilization assumptions. For example, if the contract is projected to have a large additional benefit, then it becomes more likely to elect the GMIB benefit and less likely to lapse.

The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments).

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contraliability). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised. Products featuring GMWB benefits were first issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

 (Continued)

26

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2009 and 2008:

•	200 stochastically generated investment performance scenarios.

•	Market volatility assumption varies by fund type and grades from a current volatility number to a long-term assumption over four years as shown below:

		Long-term
	Current	forward
Fund index type	volatility	volatility
Large cap	26.89%	18.74%
Bond	5.10	5.20
International	35.98	25.08
Small cap	33.24	19.56
Cash	0.00	0.00

•	Mortality assumption of 50% of the 1994 MGDB Mortality Table.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

•	Discount rates equal to current month’s Treasury Rates plus a company specific spread.

Beginning in 2008, the Company issues fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited, because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(v)	Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company currently does not have any permitted practices.

 (Continued)

27

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(w)	Recently Issued Accounting Pronouncements – Adopted

In June 2009, the FASB issued the FASB ASC (or “the Codification”). The Codification became the single source of authoritative, nongovernmental GAAP, superseding existing FASB, American Institute of Certified Public Accountants (AICPA), Emerging Issues Task Force (EITF), and related literature. The Codification eliminates the previous GAAP hierarchy and establishes one level of authoritative GAAP. All other literature is considered nonauthoritative. The guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company adopted the Codification as of December 31, 2009, and there was no financial impact on the Company’s Consolidated Financial Statements. References to superseded GAAP guidance have been revised within disclosures to be consistent with the Codification.

In August 2009, the FASB issued guidance on the measurement of liabilities at fair value within the Fair Value Measurements and Disclosure Topic of Codification (ASC 820). The guidance provides clarification on measuring liabilities at fair value when a quoted price in an active market is not available. In such circumstances, the valuation technique should be applied that uses either the quote of the liability when traded as an asset, the quoted prices for similar liabilities or similar liabilities when traded as assets, or another valuation technique consistent with existing fair value measurement guidance. The guidance is effective for the first reporting period after issuance of the guidance. The Company adopted this guidance on December 31, 2009 and there was no material impact on the Company’s Consolidated Financial Statements.

In May 2009, the FASB issued guidance on subsequent events accounting and disclosure (ASC 855). Under this guidance, the effects of events that occur subsequent to the balance sheet date should be evaluated through the date the financial statements are either issued or available to be issued. Subsequent events that provide additional evidence about conditions that existed at the balance sheet date should be recognized in an entity’s financial statements. Subsequent events that provide evidence about conditions that arose after the balance sheet date should be disclosed, but not recognized in an entity’s financial statements. The guidance is effective for interim and annual periods ending after June 15, 2009. The Company adopted this guidance for the annual period ended December 31, 2009, and there was no impact on the Company’s Consolidated Financial Statements.

In April 2009, the FASB issued guidance on the recognition and presentation of other-than-temporary impairments in fixed-maturity securities within the Investments—Debt and Equity Securities Topic of the Codification. The guidance specifies that if an entity does not have the intent to sell a fixed-maturity security and it is more likely than not that it will not have to sell the fixed-maturity security prior to recovery; the security would not be considered other-than-temporarily impaired unless there is a credit loss. If an entity either intends to sell or it is more likely than not it will be required to sell a fixed-maturity security before recovery, the entire impairment must be recognized in earnings. If an entity neither intends to sell the security nor is it more likely than not that it will be required to sell the security but does not expect to recover the entire amortized cost basis, the impairment must be separated into two components: (1) the amount attributed to the credit loss, which must be recognized in earnings; and (2) all other amounts, which must be recognized in other comprehensive income. The guidance requires presentation of both the credit and noncredit

 (Continued)

28

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

portions of other-than-temporary impairments. The guidance also requires disclosures that provide an understanding of the types of fixed-maturity and equity securities held, including investments in an unrealized loss position for which an other-than-temporary impairment has or has not been recognized. The guidance is effective for interim and annual reporting periods ending after June 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represents the noncredit-related loss component shall be recognized as a cumulative effect of adoption with a reclassification adjustment to the opening balance of retained earnings and a corresponding adjustment to accumulated other comprehensive income. The Company adopted the guidance as of January 1, 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $1,277,790, net of DAC and DSI amortization of $2,242,032 and $267,388, respectively, VOBA adjustment of $13,710, reserves of $(37,223) and deferred income taxes of $688,202, and a corresponding decrease to accumulated other comprehensive income.

The following table compares certain amounts as reported on the Consolidated Balance Sheets as of December 31, 2009 and Consolidated Statements of Operations for the year ended December 31, 2009 with amounts that would have been reported had the above guidance not been adopted:

		Under previous
	As reported	accounting method
Consolidated Balance Sheets:
Retained earnings	$1,969,455	$888,004
Accumulated other comprehensive income, net of tax	312,088	1,393,539
Total stockholder's equity	6,215,052	6,215,052
Consolidated Statements of Operations:
Interest and similar income, net	3,118,268	3,528,074
Realized investment gains (losses)	49,626	(52,971)
Policyholder benefits	594,274	556,604
Change in deferred acquisition costs, net	165,304	270,127
Income (loss) from operations before taxes	532,216	772,272

In April 2009, the FASB issued guidance within the Fair Value Measurement and Disclosures Topic of the Codification on determining fair value when the volume and level of activity for an asset or liability has significantly decreased, and on identifying transactions that are not orderly. The guidance lists a number of factors to be considered when determining whether there has been a significant decrease in volume and level of activity for an asset when compared to normal activity. In such a case, quoted prices may not be determinative of fair value and a significant adjustment to the identified transactions or quoted prices may be needed to estimate fair value. The guidance was effective on a prospective basis for interim and annual periods ending after June 15, 2009. The Company adopted this guidance for the annual period ended December 31, 2009, and there was no material impact on the Company’s Consolidated Financial Statements.

 (Continued)

29

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

In January 2009, the FASB issued guidance that amended the impairment guidance for beneficial interests that continue to be held by a transferor in securitized financial assets as described in the Beneficial Interests in Securitized Financial Assets Topic of the Codification. The guidance removes the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of such securitized financial assets. The guidance permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The new guidance was effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the guidance on December 31, 2008 and there was no material impact on the Company’s Consolidated Financial Statements.

In December 2008, the FASB issued guidance within the Compensation—Retirement Benefits Topic of the Codification (ASC 715). This guidance requires disclosures about the fair value of an employer’s plan assets of a defined benefit pension or other postretirement plan. The disclosures about plan assets required by the guidance are provided for fiscal years ending after December 15, 2009. The provisions of this guidance are not required for earlier periods that are required for comparative purposes. The Company adopted this guidance for the annual period ended December 31, 2009 and there was no financial impact on the Company’s Consolidated Financial Statements.

In November 2008, the FASB issued guidance within the Investments—Equity Method and Joint Ventures Topic of the Codification (ASC 323). The guidance applies to all investments accounted for under the equity method. The guidance addresses certain questions raised about the application of the equity method in light of changes in accounting for business combinations and noncontrolling interests under the Business Combinations Topic of the Codification (ASC 805) and the Consolidations Topic of the Codification (ASC 810). Other-than-temporary impairment testing need only be performed at the overall investment level rather than the individual asset level. When an equity method investee issues new shares, the investor will recognize a gain or loss associated with its corresponding change in ownership interest. The guidance is effective on a prospective basis in fiscal years beginning on or after December 15, 2008. The Company adopted this guidance as of January 1, 2009, and there was no material impact on the Company’s Consolidated Financial Statements.

In April 2008, the FASB issued guidance within the Intangibles—Goodwill and Other Topic of the Codification. The guidance applies to all recognized intangible assets and provides guidance on estimating the useful life of recognized intangible assets. This guidance requires that an entity should consider its own historical experience with similar arrangements when developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. In the absence of historical experience, an entity should consider the assumptions that market participants would use. The assumptions should be adjusted for entity-specific factors such as the entity’s expected use of the asset. The guidance also adds new disclosures relating to the renewal or extension of the useful life of recognized intangible assets. The guidance is effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted this

 (Continued)

30

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

guidance as of January 1, 2009 and there was no material impact on the Company’s Consolidated Financial Statements.

In March 2008, the FASB issued guidance within the Derivatives and Hedging Topic of the Codification. The guidance enhances disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. The guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application permitted. The Company adopted this guidance effective January 1, 2009, and there was no financial impact on the Company’s Consolidated Financial Statements as it relates to disclosures only.

In December 2007, the FASB issued guidance within the Business Combinations Topic of the Codification. The guidance creates greater consistency in the accounting and financial reporting of business combinations. The guidance requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. The guidance is to be applied prospectively to business combinations for which the acquisition date is on or after the first annual period beginning after December 15, 2008. The Company adopted this guidance as of January 1, 2009, and there was no impact the Company’s Consolidated Financial Statements as the Company has not made an acquisition since adoption.

In December 2007, the FASB issued guidance within the Consolidation Topic of the Codification. The guidance provides requirements for accounting for noncontrolling (minority) interests in subsidiaries as equity in the financial statements. The guidance also requires that transactions between an entity and noncontrolling interests be accounted for as equity transactions. The guidance is effective for fiscal years beginning on or after December 15, 2008. The guidance is to be applied prospectively, except for the presentation and disclosure requirements, which are to be applied retrospectively for all periods presented. The Company adopted this guidance as of January 1, 2009 and there was no material impact on the Company’s Consolidated Financial Statements.

In September 2006, the FASB issued guidance within the Fair Value Measurements and Disclosures Topic of the Codification. For financial statement elements currently required to be measured at fair value, this guidance defines fair value, establishes a framework for measuring fair value under GAAP, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). The definition and framework provided by this guidance is applicable to all fair value measurements required throughout the Codification. Adopting the guidance required changes to the methods for valuing liabilities for equity-indexed and guaranteed withdrawal and accumulation benefits provided in the Company’s fixed-indexed and variable annuity products, which are currently accounted for as derivatives. As required by the guidance, the fair valuation models for these financial liabilities

 (Continued)

31

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

reflect components relating to the Company’s own credit standing and risk margin. The Company adopted the guidance as of January 1, 2008, and resulted in a decrease in future policy benefit reserves on the Company’s Consolidated Balance Sheets of $96,106 as of January 1, 2008.

In September 2006, the FASB issued guidance within the Investments in Insurance Contracts Subtopic of the Codification (ASC 325). The guidance now requires that the Company consider contractual terms in determining the amount that can be realized under a corporate-owned life insurance policy. In addition, a policyholder should determine the amount that could be realized under the insurance contract assuming the surrender on a certificate-by-certificate basis in a group policy. The guidance was effective for fiscal years beginning after December 15, 2006. The Company adopted the guidance on January 1, 2007, and resulted in a cumulative effect adjustment of $415 (net of income tax of $223) to retained earnings as of January 1, 2007.

(x)	Recently Issued Accounting Pronouncements – To Be Adopted

In March 2010, the FASB issued changes to the scope exception guidance for credit derivatives within the Derivatives and Hedging Topic of the Codification. The update nullifies part of the previous scope exception, which excluded from consideration as an embedded derivative those items that represent the assets or liabilities that are held by the issuing entity, and clarifies that only credit risk in the form of subordination of one financial instrument to another shall not be considered an embedded derivative under this topic. On the date of adoption, the reporting entity must assess each preexisting contract that was acquired, issued, or subject to a remeasurement event to determine whether any contract contains one or more embedded credit derivative features that no longer qualify for the scope exception or whether any contract contains embedded derivative features that have previously been bifurcated and accounted for separately but now qualify for the scope exception. If separate accounting is required, the carrying amount of the host contract at adoption shall be based on a pro forma bifurcation as of the inception of the hybrid contract and the host contract’s subsequent accounting to the date of adoption. At adoption, any difference between the total carrying amount of the individual components of the newly bifurcated hybrid instrument and the carrying amount of the hybrid instrument before bifurcation shall be recognized as a cumulative-effect adjustment to beginning retained earnings for the period of adoption. This guidance is effective the first day of the fiscal quarter following June 15, 2010. The Company is in the process of determining the impact of this guidance on the Company’s Consolidated Financial Statements.

In January 2010, FASB updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures surrounding the transfers in and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements

 (Continued)

32

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2010. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements as it relates to disclosures only.

In June 2009, FASB issued guidance within the Transfers and Servicing Topic of the Codification (ASC 860). The guidance clarifies that a transferor of a financial asset, an interest in a financial asset, or a group of financial assets, and all of the entities included in the transferor’s financial statements being presented must determine whether they have surrendered control over transferred financial assets. That determination must consider the transferor’s continuing involvement in the transferred financial asset, including all arrangements or agreements made contemporaneously with, or in contemplation of, the transfer, even if they were not entered into at the time of the transfer. The guidance eliminates the concept of a “qualifying special-purpose entity” and requires additional disclosures. The guidance is effective for annual reporting periods beginning after November 15, 2009. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

In June 2009, the FASB issued guidance within the Consolidation Topic of the Codification to improve financial reporting by entities involved with variable interest entities (VIEs). The guidance requires an entity to perform an analysis to determine whether the entity’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise that has both of the following characteristics: (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance; and (2) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. Additionally, an enterprise is required to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed when determining whether it has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance. The guidance is effective for annual reporting periods beginning after November 15, 2009. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

(3)	Risk Disclosures

The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:

(a)	Credit Risk

Credit risk is the risk that issuers of fixed rate and variable rate income securities, mortgages on commercial real estate, or transactions with other parties, such as reinsurers and derivative counterparties, default on their contractual obligations. Other than risks relating to commercial real estate loans and the Company’s CDO investment portfolio, this risk has generally decreased from December 31, 2008 due to stabilization of the financial system and strong improvements in risk asset valuations. Although the CDOs were purchased at a 50% discount from par, the Company is exposed

 (Continued)

33

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

to credit risk given the CDOs collateral concentration in subprime mortgage-backed securities. In December 2009, the CDOs were rated Caa2 (40%) and Caa3 (60%) by Moody’s.

The Company attempts to mitigate this risk by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the relationship of credit risk in the asset portfolio to liabilities. The Company also has an asset-liability management strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration.

For derivative counterparties, the Company attempts to minimize credit risk by establishing relationships with counterparties rated A- and higher. The Company has executed Credit Support Annexes (CSA) with all active counterparties and requires a CSA from all new counterparties added to the counterparty pool. The CSA agreement further limits credit risk by requiring counterparties to post collateral to a trust account based on their current credit rating. The Company reviews the credit rating of the counterparties at least monthly.

(b)	Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to major asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored daily.

The Company’s Asset Liability Management Committee (ALCO) recommends an investment policy to both the AZOA Finance Committee (AZOA FiCo), and subsequently the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by ALCO who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. AZOA FiCo and subsequently the BOD review the policy and mandates at least annually.

Mitigation controls include a monthly report that shows the fixed income risk profile, including sector allocation, credit rating distribution, and other credit statistics. The Company performs a quarterly calculation to ensure compliance with the State of Minnesota basket clause.

 (Continued)

34

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(c)	Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in loss of realized value or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Market or Company conditions may preclude access to, or cause disruption of, outside sources of liquidity (e.g., through borrowing, affiliate advances, reinsurance, or securitization) upon which an insurance company typically relies in the normal course of business. Additionally, the Company may not be able to sell large blocks of assets at current market prices. Liquidity risk also arises from uncertain or unusual cash demands from catastrophic events.

The Company attempts to manage liquidity within three specific domains: monitoring product development, product management, business operations, and the investment portfolio; setting asset/liability management (ALM) strategies; and managing the daily ALM and cash requirements. The Company has established cash limits, which are approved by the Company’s Risk Committee, and the Company monitors its cash position daily. The Company also sets target levels for the portfolio to invest in more liquid securities.

(d)	Interest Rate Risk

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins. This is also the risk that interest rates will change and cause an increase in the value of variable annuity guarantees, including GMWB, GMAB, GMIB, and GMDB.

The Company attempts to mitigate this risk by offering products that transfer interest rate risk to the policyholder and by attempting to approximately match the maturity schedule of its assets with the expected payouts of its liabilities, both at inception and on an ongoing basis. The transfer of interest rate risk exposure to policyholders is based on risk-free rates versus changes in effective yield of the investment portfolio. Asset and liability matching models are used by the Company to mitigate interest rate risk due to the close relationship between its interest rate sensitive assets and liabilities. The Company considers both the maturity and duration of the asset portfolio as compared with the expected duration of the liability reserves. The Company also attempts to mitigate interest rate risk through asset/liability risk controls, including product development and pricing, product management, and investment asset management. The Company attempts to limit interest rate risk on variable annuity guarantees through product development and pricing and product management. As discussed further in note 21, the Company began economically hedging interest rate risk on February 22, 2010 for variable annuity guarantees on policies issued since August 2009 on the Company’s primary variable annuity product.

 (Continued)

35

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(e)	Equity Market Risk

Equity market risk is the risk that movements in the equity markets will result in losses to assets held by the Company or that product features tied to equity markets will increase in value by more than held assets. The policy value of fixed-indexed annuity products increases based on the growth of market indexes. The Company attempts to economically hedge this exposure with a combination of OTC and exchange-traded derivatives.

An additional risk is that variable annuity products have guarantees, GMWB, GMIB, GMAB, and GMDB, which provide a guaranteed level of payments irrespective of market movements. The risk here is of a market downturn or an increase in hedging costs due to greater market volatility. The Company has adopted an economic hedging program using derivative instruments to attempt to manage the delta (equity market) risk and provide for these excess guarantee payments in those situations when the separate account assets are not sufficient to provide for them. The Company does not have a vega (market volatility) hedge but attempts to manage risk prospectively through product development and pricing. Equity market risk is also partially mitigated by separate account fund allocation restrictions.

The Company monitors the impact of equity stress scenarios on assets and liabilities at least biweekly.

The Company manages statutory capital by hedging against equity market declines. This hedge also reduces downside equity risk within a GAAP accounting framework. This equity risk is regularly monitored.

(f)	Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contractholders.

The Company attempts to mitigate this risk by offering a broad range of annuity products and by operating throughout the United States. The Company actively monitors all market-related exposure and has members that participate in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. The Company also has defined suitability standards that are at least as rigorous as, and usually exceeding, the requirements of regulators.

 (Continued)

36

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(g)	Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. In an attempt to mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed monthly. Stress tests are performed monthly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(h)	Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its life insurance business are too aggressive (i.e., insureds live shorter than expected lives). The Company manages this risk primarily through reinsurance. Approximately 90% of the Company’s mortality risk on its life business is reinsured to third parties. The Company also reviews its mortality assumptions at least annually, and reviews mortality experience periodically. This risk is also managed through the underwriting process.

(i)	Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure in its life and LTC business and blocks of business no longer considered core to the Company. The Company has established controls to mitigate reinsurance risk. Counterparty ratings must meet certain thresholds or a trust is required to be established. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities. The Company also diversifies its exposure across a minimum of three reinsurers for a single life product. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties at least quarterly.

 (Continued)

37

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(4)	Investments

Fixed-Maturity and Equity Securities

At December 31, 2009 and 2008, the amortized cost or cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale and held-to-maturity securities are as shown in the following tables:

					Other-than-
					temporary in
	Amortized	Gross	Gross		accumulated other
	cost	unrealized	unrealized	Fair	comprehensive
	or cost	gains	losses	value	income (1)
2009:
Fixed-maturity securities,
available-for-sale:
U.S. government	$758,005	$7,714	$5,580	$760,139	$—
Agencies not backed by the
full faith and credit of the
U.S. government	48,082	1,349	—	49,431	—
States and political subdivisions	412,936	7,191	18,958	401,169	—
Foreign government	208,151	13,262	2,354	219,059	—
Public utilities	4,364,286	253,918	29,981	4,588,223	92
Corporate securities	22,129,074	1,077,325	350,440	22,855,959	22,358
Mortgage-backed securities	15,362,241	297,349	320,827	15,338,763	—
Collateralized mortgage
obligations	23,494	1,454	245	24,703	—
Total fixed-maturity securities
available-for-sale	43,306,269	1,659,562	728,385	44,237,446	22,450
Fixed-maturity securities,
held-to-maturity:
Corporate securities	137	25	—	162	—
CDOs	1,111,457	138,466	—	1,249,923	—
Total fixed-maturity securities
held-to-maturity	1,111,594	138,491	—	1,250,085	—
Equity securities	50,903	1,250	—	52,153	—
Total available-for-sale and
held-to-maturity securities	$44,468,766	$1,799,303	$728,385	$45,539,684	$22,450

(1)
The amount represents the net unrealized gain or loss on other-than-temporarily impaired securities.  It includes the portion of other-than-temporary impairment losses in accumulated other comprehensive income, which was not included in earnings under current accounting guidance.

 (Continued)

38

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

		Amortized	Gross	Gross
		cost	unrealized	unrealized	Fair
		or cost	gains	losses	value
2008:
	Fixed-maturity securities:
	U.S. government	$697,066	$189,040	$—	$886,106
	Agencies not backed by the
	full faith and credit of the
	U.S. government	119,797	11,743	—	131,540
	States and political subdivisions	301,441	8,335	—	309,776
	Foreign government	203,776	22,354	—	226,130
	Public utilities (1)	3,638,089	96,104	—	3,734,193
	Corporate securities (1)(2)	18,309,905	385,685	—	18,695,590
	Mortgage-backed securities	12,210,356	486,660	—	12,697,016
	Collateralized mortgage obligations	40,792	4,925	—	45,717

	Total fixed-maturity securities	35,521,222	1,204,846	—	36,726,068
	Equity securities	84	—	9	75

	Total available-for-sale securities	$35,521,306	$1,204,846	$9	$36,726,143

(1)
Certain fixed-maturity securities have been reclassified between corporate securities and public utilities to conform to 2009 presentation, resulting in a net increase in public utilities securities to an amortized cost of $1,910,868 and a fair value of $1,951,073.

(2)
As of December 31, 2008, available-for-sale securities include held-to-maturity securities of $138 that are carried at amortized cost.  Those securities have been reported within held-to-maturity securities as of December 31, 2009.

The net unrealized gains (losses) on available-for-sale securities and cash flow hedges consist of the following at December 31:

	2009	2008	2007
Available-for-sale securities:
Fixed maturity	$931,177	$1,204,846	$1,133,890
Equity	1,250	(9)	(882)
Cash flow hedges	19,640	24,306	—
Adjustments for:
DAC	(459,414)	(705,203)	(599,149)
DSI	(52,391)	(58,587)	(60,981)
VOBA	(14,672)	(21,239)	(23,332)
URR	35,146	56,976	63,392
Deferred taxes	(161,249)	(175,376)	(179,529)
Net unrealized gains	$299,487	$325,714	$333,409

 (Continued)

39

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2009, by contractual maturity, are shown below:

	Amortized cost	Fair value
Available-for-sale:
Due in one year or less	$211,957	$218,609
Due after one year through five years	4,380,163	4,609,330
Due after five years through ten years	12,466,975	13,019,035
Due after ten years	10,861,439	11,027,006
Mortgage-backed securities and collateralized
mortgage obligations	15,385,735	15,363,466
Total available-for-sale fixed-maturity securities	$43,306,269	$44,237,446

The amortized cost and fair value of held-to-maturity fixed-maturity securities at December 31, 2009, by contractual maturity, are shown below.

	Amortized cost	Fair value
Held-to-maturity:
Due after five years through ten years	$137	$162
Due after ten years	1,111,457	1,249,923
Total held-to-maturity fixed-maturity securities	$1,111,594	$1,250,085

Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $20,870,187 as of December 31, 2009.

 (Continued)

40

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Proceeds from sales of available-for-sale and trading investments for the years ended December 31, 2009, 2008, and 2007 are presented in the following table:

	2009	2008	2007
Available-for-sale:
Fixed-maturity securities:
Proceeds from sales	$1,012,859	$1,413,235	$1,118,979
Proceeds from tax-free exchanges	19,455	—	—
Equity securities:
Proceeds from sales	83,927	14,906	68,230
Trading:
Fixed-maturity securities:
Proceeds from sales	565,887	1,244,445	556,061
Proceeds from tax-free exchanges	721	—	—
Equity securities:
Proceeds from sales	3,845	17,540	3,560

As of December 31, 2009 and 2008, investments with a carrying value of $93,621 and $85,741, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.

The Company uses certain investments, known as seed money, to establish new separate account investment options that are available with variable annuity products. The carrying value of the seed money was $52,153 at December 31, 2009 and is included within equity securities, available-for-sale on the Consolidated Balance Sheets.

The Company’s available-for-sale and trading fixed-maturity security portfolios include mortgage-backed securities and collateralized mortgage obligations. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

 (Continued)

41

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value for the respective years ended December 31 are shown below:

	12 months or less		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
2009:
Fixed-maturity securities,
available-for-sale:
U.S. government	$410,027	$5,580	$—	$—	$410,027	$5,580
States and political subdivisions	134,063	4,098	85,292	14,860	219,355	18,958
Foreign government	42,620	2,354	—	—	42,620	2,354
Public utilities	550,741	13,079	223,545	16,902	774,286	29,981
Corporate securities	2,563,961	46,446	2,881,481	303,994	5,445,442	350,440
Mortgage-backed securities	4,198,701	99,741	3,041,853	221,086	7,240,554	320,827
Collateralized mortgage
obligations	2,434	62	2,236	183	4,670	245

Total temporarily
impaired securities	$7,902,547	$171,360	$6,234,407	$557,025	$14,136,954	$728,385

2008:
Equity securities	$75	$9	$—	$—	$75	$9
Total temporarily
impaired securities	$75	$9	$—	$—	$75	$9

As of December 31, 2009 and 2008, there were 909 and 0 available-for-sale investment holdings that were in an unrealized loss position for fixed-maturity securities; for equity securities, there were 0 and 23, respectively. As mentioned in note 2, the Company historically impaired all available-for-sale fixed-maturity securities in an unrealized loss position prior to the adoption of new accounting guidance in 2009; therefore, the Company had no unrealized losses on fixed-maturity securities as of December 31, 2008. If the Company had not adopted the new accounting guidance in 2009, there would have been no unrealized losses.

As of December 31, 2009, of the total amount of unrealized losses, $626,906 or 86.1% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from S&P, or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other-than-temporary. Further, as the Company neither has an intention to sell nor does it

 (Continued)

42

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

Other-than-Temporary Impairment Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

2009
Balance as of January 1:	$197,948
Additions for credit impairments recognized on (1):
Securities not previously impaired	235,867
Securities previously impaired	7,417
Reductions for credit impairments previously on:
Securities that matured or were sold during the period	(19,539)
Securities that the Company intends to sell or more likely than not be
required to sell before recovery	—
Securities due to an increase in expected cash flows	—
Balance as of December 31:	$421,693

(1)	Total additions of $243,284 are included in the net other-than-temporary impairment losses recognized in realized investment gains (losses) in the Consolidated Statements of Operations.

Realized Investment Gains (Losses)

Gross and net realized investment gains (losses) for the years ended December 31, 2009, 2008, and 2007 are summarized as follows:

	2009	2008	2007
Available-for-sale:
Fixed-maturity securities:
Gross gains on sales and exchanges	$38,912	$113,791	$43,633
Gross losses on sales and exchanges	(77,606)	(350)	(42,273)
Other-than-temporary impairments	(13,747)	(3,580,665)	(773,279)
Net losses on fixed-maturity securities	(52,441)	(3,467,224)	(771,919)
Equity securities:
Gross gains on sales	11,455	—	1,410
Gross losses on sales	(8)	(2,611)	(617)
Other-than-temporary impairments	—	—	(76)
Net gains (losses) on equity securities	11,447	(2,611)	717
Net losses on available-for-sale securities	(40,994)	(3,469,835)	(771,202)

 (Continued)

43

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

	2009	2008	2007
Trading:
Fixed-maturity securities:
Gross gains on sales and exchanges	$13,224	$36,472	$4,039
Gross losses on sales and exchanges	(46,030)	(29,872)	(7,243)
Net (losses) gains on fixed-maturity securities	(32,806)	6,600	(3,204)
Equity securities:
Gross gains on sales and exchanges	22	890	223
Gross losses on sales and exchanges	(1,261)	(1,081)	(3)
Net (losses) gains on equity securities	(1,239)	(191)	220
Fixed-maturity and equity securities:
Gross gains due to change in fair value	517,157	122,841	53,246
Gross losses due to change in fair value	(41,238)	(568,774)	(5,820)
Net gains (losses) due to change in fair value	475,919	(445,933)	47,426
Net gains (losses) on trading securities	441,874	(439,524)	44,442
Held-to-maturity:
Other-than-temporary impairments	(229,537)	—	—
Net losses on held-to-maturity securities	(229,537)	—	—
Provision for mortgage loans on real estate	(64,338)	(4,183)	(9,884)
Impairments and losses on mortgage loans on real estate	(30,561)	—	—
(Loss) gain on real estate sales	(11,874)	—	33,320
Impairments on real estate	(10,897)	—	—
Other	(4,047)	(4,717)	(7,654)
Net realized investment gains (losses)	$49,626	$(3,918,259)	$(710,978)

The decrease in other-than-temporary impairments in 2009 is primarily related to adoption of new accounting guidance as discussed in note 2.

 (Continued)

44

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Interest and Similar Income

Major categories of interest and similar income, net for the respective years ended December 31 are shown below:

	2009	2008	2007
Interest and similar income:
Available-for-sale fixed-maturity securities	$2,362,121	$2,218,194	$1,912,421
Mortgage loans on real estate	325,579	281,586	239,081
Investment income on trading securities	294,353	328,900	298,908
Held-to-maturity fixed-maturity securities	81,919	—	—
Rental income on real estate	25,127	24,407	34,116
Interest on loans to affiliates	22,269	47,038	27,871
Interest on loans to nonaffiliates (1)	21,602	—	—
Other invested assets	18,187	5,879	42,703
Policy loans	11,876	11,978	11,384
Short-term securities	7,823	27,123	44,910
Interest on assets held by reinsurers	3,454	3,609	3,817
Total	3,174,310	2,948,714	2,615,211
Less:
Investment expenses	56,042	39,820	49,880
Total interest and similar income, net	$3,118,268	$2,908,894	$2,565,331

(1)
As mentioned further in the Loan to Nonaffiliate section of this note, this loan and the associated interest was previously classified as a loan to affiliate and has been reclassified in 2009 as the counterparty is no longer an affiliate effective January 2009. The interest related to this loan was $20,734 and $19,510 in 2008 and 2007, respectively.

Mortgage Loans

The Company’s investment in mortgage loans on real estate at December 31, 2009 and 2008 is summarized as follows:

	2009	2008
Mortgage loans on real estate:
Commercial	$5,535,319	$4,883,265
Residential	1,429	1,505
Valuation allowances	(110,735)	(46,397)
Total mortgage loans on real estate	$5,426,013	$4,838,373

 (Continued)

45

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

At December 31, 2009, mortgage loans on real estate in CA and TX exceeded the 10% concentration level by state with concentrations of 39.0% or $2,185,617, and 11.3% or $632,950, respectively. At December 31, 2008, mortgage loans on real estate in CA and TX exceeded the 10% concentration level by state with concentrations of 42.3% or $2,068,676, and 10.1% or $493,416, respectively.

Interest rates on investments in new mortgage loans ranged from a minimum of 6.06% to a maximum of 7.75%. The maximum percentage of the loan to the value of the related real estate of any outstanding loan was 80%.

The valuation allowances on mortgage loans on real estate at December 31, 2009, 2008, and 2007 and the changes in the allowance for the years then ended are summarized as follows:

	2009	2008	2007
Balance, beginning of year	$46,397	$42,214	$32,330
Charged to operations	64,338	4,183	9,884
Balance, end of year	$110,735	$46,397	$42,214

The significant increase in the valuation allowance on mortgage loans on real estate in 2009 is due to the continued deterioration in the overall commercial real estate market. The Company believes this additional provision is needed to reserve for higher expected losses through the current real estate downturn.

During 2009, the Company closed on two deeds in lieu of foreclosure for mortgage loans on real estate. The Company sold one of the properties, resulting in an $11,874 loss, which is reported within realized investment gains (losses), net on the Consolidated Statements of Operations. The Company intends to sell the other property and as such, it has been impaired to a fair value of $32,000, classified as held-for-sale and reported within other assets on the Consolidated Balance Sheets.

Variable Interest Entities

The Company’s CDOs represent significant interests in VIEs. The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, including an analysis of whether the Company absorbs the majority of the entities’ expected losses or if it receives a majority of the entities’ expected residual returns. Based on that analysis, the Company has concluded that it is not the primary beneficiary, and as such, did not consolidate the VIEs in the Consolidated Financial Statements. The CDOs are classified as fixed-maturity securities, held-to-maturity on the Consolidated Balance Sheets and reported at amortized cost.

The VIEs exist for the sole purpose of acquiring and managing a diversified portfolio of asset-backed and synthetic securities and are funded by the issuance of several tranches of funding notes. The CDOs, which are primarily the highest ranking debt tranches of each respective deal, each contain similar features. There are several classes of notes, which include a structure that subordinates one note to another. Priorities of payment provide that the most senior classes of notes are paid first. Each CDO trust holds investments in eligible assets, as defined by that specific agreement, which generally include credit asset-backed securities, mortgage-backed securities, default swaps/synthetic CDOs, other CDOs, and asset-backed

 (Continued)

46

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

securities that meet specific criteria, such as criteria for credit quality, insurance requirements, or limits on the types of collateral underlying those investments. These assets have a concentration in subprime mortgage-backed securities. Each CDO also contains tests, which, if failed, will result in cash payments that would normally be directed to a junior class of note holders, be redirected to the most senior class of note holders. Finally, the CDOs contain call features that may be exercised if requested by the appropriate class of note and if other criteria required by the CDO documents are met.

The Company’s maximum exposure to loss from these entities is limited to their carrying value. The Company has not provided, and has no obligation to provide, material, financial, or other support that was not previously contractually required to these entities. The Company had no liabilities recorded as of December 31, 2009 related to these entities.

Loans to Nonaffiliates

In January 2007, the Company, in an effort to optimize investment returns, entered into an agreement with Dresdner Kleinwort Pfandbriefe Investments (DKPII), a wholly owned subsidiary of Allianz SE prior to January 12, 2009, to manage a portfolio of German Pfandbriefe (PFs) or other European covered bonds with a credit rating of at least “AA” by S&P or Moody’s. AZL PF Investments, Inc. (AZLPF), a wholly owned subsidiary of the Company, entered into a $500,000 prepaid forward agreement to purchase common stock of DKPII in five years from Dresdner Bank Luxembourg, a wholly owned subsidiary of Dresdner Bank Aktiengesellschaft (Dresdner Bank). On January 12, 2009, Allianz SE closed the sale of 100% of Dresdner Bank, including its subsidiaries, to Commerzbank AG. Subsequent to the sale, all financial activity with Dresdner Bank, including its subsidiaries is recorded or disclosed in the Consolidated Financial Statements as nonaffiliated. For 2008 and prior, financial activity was recorded as loans to affiliates in the Consolidated Balance Sheets.

The effect of the forward agreement is a Reference Portfolio whereby DKPII designates a portfolio of assets in accordance with preestablished investment guidelines. The value of this agreement was $561,846 and $540,244 at December 31, 2009 and 2008, respectively. As of December 31, 2008, the value was included in loans to affiliates on the Consolidated Balance Sheet. However, as Dresdner Bank is no longer an affiliate of the Company as of January 12, 2009, the value of the agreement is included in loans to nonaffiliates on the Consolidated Balance Sheet as of December 31, 2009.

There is an embedded credit derivative in this agreement relating to the PFs’ values with a balance of $(2,089) and $(9,531) at December, 31, 2009 and 2008, respectively, and is reported in loans to nonaffiliates and loans to affiliates on the Consolidated Balance Sheets at December, 31, 2009 and 2008, respectively. Income (loss) on the embedded credit derivative in 2009, 2008, and 2007 was $7,442, $(9,577), and $46, respectively, and is included in derivative income (loss) on the Consolidated Statements of Operations. AZLPF is contractually protected from counterparty exposure to Dresdner Bank. Dresdner Bank pledges high-quality fixed income securities as collateral, based on 101% of the current fair value of the AZLPF position in the investment.

 (Continued)

47

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Derivatives and Hedging Instruments

The Company uses derivatives as a risk management strategy to hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Consolidated Financial Statements using valuation techniques further discussed in note 5.

Each derivative is designated by the Company as either a cash flow hedging instrument (cash flow hedge) or not qualified as a hedging instrument (nonqualifying strategies).

Cash flow hedges

Interest rate swaps are used by the Company to hedge against the changes in cash flows associated with variable interest rates on certain underlying fixed-maturity securities. The interest rate swaps have notional amounts and maturity dates equal to the underlying fixed-maturity securities and were deemed to be 100% effective at December 31, 2009 and 2008. The cumulative amount of unrealized gains and losses on the effective portion of the interest rate swaps are recorded as a component of other comprehensive income.

The following table presents the components of the gains or losses related to derivatives that qualify as cash flow hedges:

	Amount of (losses) gains
Derivatives designated as	recognized at December 31,
cash flow hedging instruments	2009	2008	2007

Interest rate swaps, net of tax (benefit) expense
of $(1,633), $8,507, and $0 at December 31, 2009,
2008, and 2007, respectively	$(3,033)	$15,799	—

At December 31, 2009, the Company does not expect to reclassify any pretax gains or losses on cash flow hedges into earnings during the next 12 months. In the event that cash flow hedge accounting is no longer applied because the derivative is designated as a hedge or the hedge is not considered to be highly effective, the reclassification from accumulated other comprehensive income into earnings may be accelerated.

Nonqualifying strategies

Option Contracts

The Company utilizes OTC options and ETOs with the objective to economically hedge certain fixed-indexed annuity and life products tied to the S&P 500 index or NASDAQ 100 index as well as the objective to economically hedge certain variable annuity guaranteed benefits. These options are not used for speculative or income generating purposes. During 2009, the Company began utilizing ETOs to protect the Company’s statutory capital against adverse movements in equity markets. The hedge consists of various positions in equity index puts and calls.

 (Continued)

48

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company will only enter into OTCs with counterparties rated A- or better. At December 31, 2009, there were nine counterparties with a net receivable exposure to the Company of $301,737. At December 31, 2009, $32,600 of that exposure was not covered by collateral held. At December 31, 2008, there were six counterparties with a net receivable exposure to the Company of $161,997. At December 31, 2008, $26,187 of that exposure was not covered by collateral held. At December 31, 2009 and 2008, respectively, the Company also had net liability positions to certain counterparties of $0 and $114,374 that were not covered by collateral posted to counterparties. This resulted in a total net receivable (liability) of $50,486 and $(106,669) as of December 31, 2009 and 2008, respectively. Collateral posted on the liability positions at December 31, 2009 and 2008 had a fair value of $141,580 and $136,071, respectively, and is included in fixed-maturity securities in the Consolidated Balance Sheets.

During 2008, the Company established an allowance of $1,500 due to the bankruptcy of a derivative counterparty. The related receivable balance was $7,139 at December 31, 2008. This balance was settled during 2009 with the derivative counterparty. An allowance at December 31, 2009 was not considered necessary by management after review of the derivative counterparties.

The ETOs provide the Company flexibility to use instruments, which are exchange-cleared and allows the Company to mitigate counterparty credit risk. These options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission (CFTC). The credit rating on the OCC is currently AAA from S&P. At December 31, 2009 and 2008, the Company had a net receivable position to certain clearing brokers of $125,839 and $0, respectively, related to ETOs that cleared at the OCC. The Company is required to post collateral for ETOs by the OCC. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. Collateral posted at December 31, 2009 and 2008 had a fair value of $633,499 and $0, respectively, and is included in fixed-maturity securities in the Consolidated Balance Sheets.

As of December 31, 2009 and 2008, the Company held options purchased (asset) and options sold (liability) with the following amortized cost, fair value, and notional amounts:

	2009	2008
Options:
Purchased (asset):
Amortized cost	$917,329	$484,060
Fair value	1,053,560	524,827
Notional	28,122,853	11,427,185
Sold (liability):
Basis	$798,330	$316,248
Fair value	906,586	518,778
Notional	25,939,288	7,708,902

 (Continued)

49

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Futures

The Company utilizes futures to economically hedge fixed-indexed annuity and life and variable annuity guarantees. The futures contracts do not require an initial investment and the Company is required to settle cash daily based on movements of the representative index, therefore no asset or liability is recorded as of December 31, 2009 and 2008. Beginning in 2009, futures contracts are utilized to hedge the investment risk associated with seed money.

The Company is also required to post collateral for futures contracts by the Chicago Mercantile Exchange, Chicago Board of Trade, London International Financial Futures Exchange, and the Eurex. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. Collateral posted at December 31, 2009 and 2008 had a fair value of $496,300 and $435,024, respectively, and is included in fixed-maturity securities on the Consolidated Balance Sheets.

Stock Appreciation Rights

The Company also enters into contracts with Allianz SE with the objective to economically hedge risk associated with Allianz SE’s stock based compensation plan which awards certain employees stock appreciation rights (SARs). The contracts are recorded at fair value within derivatives on the Consolidated Balance Sheets with the change in fair value recorded in derivative income on the Consolidated Statements of Operations. As of December 31, 2009 and 2008, the Company owned 84,012 and 71,996 contracts with a cost of $4,024 and $3,706, respectively. See further discussion of the stock-based compensation plan in note 16.

Embedded derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. These embedded derivatives are classified within future policy benefit reserves on the Consolidated Balance Sheets.

Certain fixed-indexed annuity products, variable annuity riders, and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within policy and contract account balances on the Consolidated Balance Sheets with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations.

Forward Commitments

The Company utilizes forward commitments, on a limited basis, for the generation of income through certain actively managed portfolios. Forward commitments of $105,294, $10,943, and $0 were purchased and $104,978, $10,943, and $0 were sold by the Company during 2009, 2008, and 2007, respectively. Outstanding forward commitments are reported within derivatives on the Consolidated Balance Sheets.

 (Continued)

50

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Realized gains and losses on the sale of forward commitments and any change in fair value are reported within derivative income (loss) on the Consolidated Statements of Operations.

Interest Rate Swaps, Currency Forwards, and Credit Default Swaps

The Company had previously invested in interest rate swaps, currency forwards, and credit default swaps through certain actively managed investment portfolios. Within these portfolios, derivatives were used for hedging, replication, and income generation only. During 2009, the Company discontinued these investment portfolios as part of its overall risk management strategy and accordingly, held no assets or liabilities as of December 31, 2009. As of December 31, 2008, the investment portfolios had net liabilities of $11,685.

The credit default swaps within the investment portfolios assumed credit risk from a single entity or referenced index for the purpose of synthetically replicating investment transactions. The Company was only required to pay on the contract if a credit event occurred. Credit events include bankruptcy of the reference and failure to pay by the reference. The notional amount is equal to the maximum potential future loss amount.

The following table presents the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type, and average credit ratings for the credit derivatives in which the Company was assuming credit risk as of December 31, 2008:

Credit derivative type by derivative risk exposure and reference type	Notional amount	Fair value	Weighted average years to maturity	Average credit rating
Single name credit default swaps
Investment grade risk
Emerging markets sovereign credit	$6,100	$(1,658)	8	A-
U.S. corporate credit	1,860	(10)	5	AAA
Below investment grade risk
Emerging markets sovereign credit	2,600	(1,366)	9	B+
European Union corporate credit	200	(74)	4	B+
U.S. corporate credit	100	(12)	2	CAA+
Basket credit default swaps
Investment grade risk
U.S. corporate credit	8,177	(154)	5	BAA+
U.S. asset backed securities	1,000	(945)	29	AA
Below investment grade risk
Emerging markets sovereign credit	16,800	(2,534)	5	BA+
European Union corporate credit	2,300	(677)	3	B+
U.S. corporate credit	14,570	(2,421)	4	B-
Total	$53,707	$(9,851)

 (Continued)

51

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

At December 31, 2008, the Company had posted $11,700 of collateral in the form of cash related to the liabilities above.

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, for both cash flow hedges and nonqualifying strategies as of December 31:

	Fair value
Derivatives designated as
cash flow hedging instruments	2009	2008
Interest rate swaps	$19,640	$24,306
Total cash flow hedging instruments	$19,640	$24,306

Derivatives designated as nonqualifying
hedging intruments, net
OTC	$158,337	$6,048
ETO	(11,363)	—
SAR	1,262	647
GMWB	20,909	(312,590)
GMAB	(535,353)	(497,265)
MVLO	(7,382,927)	(6,247,616)
Other embedded derivatives	903	50,812
Forward commitments	—	12,902
Interest rate swaps	—	(2,410)
Currency forwards	—	(755)
Credit default swaps	—	(8,520)
Total nonqualifying hedging instruments	(7,748,232)	(6,998,747)
Total derivative instruments	$(7,728,592)	$(6,974,441)

Location in Consolidated Balance Sheets
Derivatives	$1,077,453	$628,042
Loans to affiliates	—	(9,531)
Loans to nonaffiliates	(2,089)	—
Future policy benefit reserves	(514,443)	(809,855)
Policy and contract account balances	(7,382,927)	(6,247,616)
Derivative liability	(906,586)	(535,481)
Total derivative instruments	$(7,728,592)	$(6,974,441)

 (Continued)

52

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The following table presents the gains or losses recognized in income on the various nonqualifying strategies:

		Amount of gains (losses) on derivatives
Derivatives		recognized for the years ended December 31,
designated as nonqualifying	Location in Consolidated
hedging instruments, net	Statements of Operations	2009	2008	2007
Futures (1)	Interest and similar income, net	$—	$—	$370
SAR (1)	Interest and similar income, net	—	—	(972)
Other embedded derivatives (1)	Interest and similar income, net	—	—	46
	Total interest and similar income, net	—	—	(556)

MVLO	Policy fees	(304,516)	(66,832)	(176,192)

Futures (1)	Realized investment gains (losses), net	—	—	116

MVLO	Policyholder benefits	61,636	53,470	50,078
Other embedded derivatives (1)	Policyholder benefits	—	—	(3,260)
	Total policyholder benefits	61,636	53,470	46,818

GMWB	Change in fair value of annuity
	embedded derivatives	333,498	(312,590)	—
GMAB	Change in fair value of annuity
	embedded derivatives	(39,763)	(491,481)	3,522
MVLO	Change in fair value of annuity
	embedded derivatives	(892,431)	107,262	(626,031)
	Total change in fair value of annuity
	embedded derivatives	(598,696)	(696,809)	(622,509)

OTC	Derivative income (loss)	250,178	275,056	(209,727)
ETO	Derivative income (loss)	(46,517)	(76)	—
Futures	Derivative income (loss)	(11,150)	(1,306,124)	(43,820)
SAR (1)	Derivative income (loss)	(339)	(3,076)	—
Other embedded derivatives (1)	Derivative income (loss)	(49,909)	32,586	—
Forward commitments	Derivative income (loss)	(706)	7,969	831
Interest rate swaps	Derivative income (loss)	1,571	(2,893)	1,060
Credit default swaps	Derivative income (loss)	1,491	(7,465)	264
	Total derivative income (loss)	144,619	(1,004,023)	(251,392)

	Total derivative loss	$(696,957)	$(1,714,194)	$1,003,715)

(1)	Subsequent to the year ended December 31, 2007, the gains (losses) on these derivative instruments are included in derivative income (loss) on the Consolidated Statement of Operations.

 (Continued)

53

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(5)	Fair Value Measurements

The following financial instruments are carried at fair value on a recurring basis in the Company’s Consolidated Financial Statements: available-for-sale and trading fixed-maturity securities, freestanding and embedded derivatives, equity securities, corporate-owned life insurance, and separate accounts assets.

The Fair Value Measurements and Disclosures Topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets.

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	Inputs other than quoted prices that are observable.

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3.

 (Continued)

54

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31, 2009 and 2008:

	Total	Level 1	Level 2	Level 3
2009:
Assets accounted for at fair value:
Fixed-maturity securities,
available-for-sale:
U.S. government	$760,139	$760,139	$—	$—
Agencies not backed by the full faith
and credit of the U.S. government	49,431	—	47,291	2,140
States and political subdivisions	401,169	—	401,169	—
Foreign government	219,059	—	165,788	53,271
Public utilities	4,588,223	—	4,564,378	23,845
Corporate securities	22,855,959	—	21,204,990	1,650,969
Mortgage-backed securities	15,338,763	—	15,337,829	934
Collateralized mortgage obligations	24,703	—	20,986	3,717
Fixed-maturity securities, trading:
U.S. government	594,725	594,725	—	—
Agencies not backed by the full faith
and credit of the U.S. government	21,255	—	21,255	—
States and political subdivisions	54,784	—	54,784	—
Foreign government	38,919	—	38,919	—
Public utilities	594,399	—	594,399	—
Corporate securities	2,965,181	—	2,953,108	12,073
Mortgage-backed securities	878,263	—	878,263	—
Derivative investments	1,077,453	256,712	820,741	—
Equity securities, available-for-sale	52,153	52,153	—	—
Equity securities, trading	15,125	11,013	4,112	—
Corporate-owned life insurance (1)	109,069	—	109,069	—
Separate account assets (2)	15,925,814	15,925,814	—	—
Total assets accounted for at fair value	$66,564,586	$17,600,556	$47,217,081	$1,746,949
Liabilities accounted for at fair value:
Derivative liabilities (3)	$908,675	$268,076	$638,510	$2,089
Annuity and life embedded derivative
liabilities (4)	7,895,440	—	—	7,895,440
Total liabilities accounted for at fair value	$8,804,115	$268,076	$638,510	$7,897,529

 (Continued)

55

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

	Total	Level 1	Level 2	Level 3
2008:
Assets accounted for at fair value:
Fixed-maturity securities (5)	$41,887,964	$1,609,382	$38,250,019	$2,028,563
Derivative investments (3)	618,511	14,961	564,966	38,584
Equity securities	12,875	9,602	3,273	—
Corporate-owned life insurance (1)	86,388	—	86,388	—
Separate account assets (2)	11,791,728	11,791,728	—	—
Total assets accounted for at fair value	$54,397,466	$13,425,673	$38,904,646	$2,067,147
Liabilities accounted for at fair value:
Derivative liabilities	$535,481	$2,059	$533,422	$—
Annuity and life embedded derivative
liabilities (4)	7,054,576	—	—	7,054,576
Total liabilities accounted for at fair value	$7,590,057	$2,059	$533,422	$7,054,576

(1)	Corporate-owned life insurance is reported in other assets on the Consolidated Balance Sheets.

(2)	In accordance with the Financial Services—Insurance Topic of the FASB ASC, the value of separate account liabilities is set to equal the fair value of separate account assets.

(3)
As of December 31, 2009, derivative liabilities include a $2,089 embedded derivative liability reported within loans to nonaffiliates on the Consolidated Balance Sheets. As of December 31, 2008, derivative investments are net of a $9,531 embedded derivative liability reported within loans to affiliates on the Consolidated Balance Sheets.

(4)	Annuity and life embedded derivative liabilities are reported in future policy benefit reserves and policy and contract account balances on the Consolidated Balance Sheets.

(5)	As of December 31, 2008, fixed-maturity securities differ from amount reported on the Consolidated Balance Sheets due to $138 of securities that are carried at amortized cost and not included here.

The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)	Valuation of Fixed-Maturity Securities and Equity Securities

The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace

 (Continued)

56

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, municipal securities rulemaking board (MSRB) reported trades, nationally recognized municipal securities information repository (NRMSIR) material event notices, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In certain cases including private placement securities as well as certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

At December 31, 2009 and 2008, private placement securities of $1,636,200 and $1,493,372 were included in Level 3. Internal pricing models based on market proxy securities, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

(b)	Valuation of Derivatives

The fair value of option assets and liabilities are derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator, because active markets do not exist. Options that are internally priced are included in Level 2 because they use market observable inputs. The fair value of forward commitments, interest rate swaps, currency forwards, credit default swaps, exchange-traded options, and futures are based on quoted market prices and are generally included in Level 1.

(c)	Valuation of Corporate-Owned Life Insurance (COLI)

The policy value of COLI is recorded at fair value on the Consolidated Balance Sheets. Its fair value is tied to the S&P 500 market index at the measurement date. COLI is included in Level 2, because although its fair value is tied to its underlying assets and is market observable, the exit markets are different.

 (Continued)

57

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(d)	Valuation of Separate Account Assets

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in mutual funds with the following investment types – bond, domestic equity, international equity, or specialty. The separate account funds also hold certain money market funds. Mutual fund investments are generally included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3).

(e)	Valuation of Embedded Derivatives

Embedded derivatives principally include the equity-indexed features contained in fixed-indexed annuity products and certain variable annuity riders. Embedded derivatives are recorded in the Consolidated Financial Statements at fair value with changes in fair value adjusted through net income (loss).

Fair values of the embedded derivative liabilities are calculated based on internally developed models, because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. A separate amount is reserved for the GMWB rider on some fixed-indexed annuity products. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income (loss).

 (Continued)

58

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. These embedded derivatives are classified within future policy benefit reserves on the Consolidated Balance Sheets. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable LIBOR rates. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income (loss).

The Company also has an embedded derivative asset related to a modified coinsurance agreement with Transamerica, which is reported within derivatives on the Consolidated Balance Sheets. This agreement results in a credit derivative, with a fair value based on the difference between the LIBOR and Corporate A- spread as of an average portfolio purchase date. The asset is included in Level 2 as the valuation uses market observable inputs. This derivative is on a closed block of business and is not significant to the ongoing results of the Company.

 (Continued)

59

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(f)	Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

		Total realized/unrealized gains (losses) included in:		Purchases, sales, issuances, and settlements	Transfer in and/or out of Level 3, net	Ending balance	Realized gains (losses) included in net income (loss) related to financial instruments still held at December 31
	Beginning balance	Net income (loss)	Other comprehensive income (loss)
2009:
Fixed-maturity securities:
Available-for-sale:
Agencies not backed by
the full faith and
credit of the
U.S. government	$2,530	$6	$(92)	$(304)	$—	$2,140	$6
Foreign government	48,020	6	(4,755)	10,000	—	53,271	6
Public utilities	13,715	2,450	(1,132)	8,812	—	23,845	2,293
Corporate securities	1,948,990	199,373	16,162	42,698	(556,254)	1,650,969	206,230
Mortgage-backed
securities	1,000	2	(3)	(65)	—	934	3
Collaterialized mortgage
obligations	2,255	17	(330)	(668)	2,443	3,717	17
Trading:
Corporate securities	12,053	3,387	—	(1,083)	(2,284)	12,073	3,349
Total fixed-maturity
securities	2,028,563	205,241	9,850	59,390	(556,095)	1,746,949	211,904
Derivative assets (liabilities)	38,584	(40,673)	—	—	—	(2,089)	(40,673)
Annuity and life embedded
derivative liabilities	(7,054,576)	234,252	—	(1,075,116)	—	(7,895,440)	(565,049)
2008:
Fixed-maturity securities	$2,690,291	$(323,508)	$(19,128)	$1,010,536	$(1,329,628)	$2,028,563	$(327,646)
Derivative assets	46	38,538	—	—	—	38,584	38,538
Annuity and life embedded
derivative liabilities	(6,247,943)	(113,366)	—	(693,267)	—	(7,054,576)	(693,714)

(g)	Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers in and/or out of Level 3 are reported as of the beginning of the period in which the change occurs.

 (Continued)

60

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The net transfers out of Level 3 for the year ended December 31, 2009 are a result of observable inputs becoming available for certain fixed-maturity securities.

(h)	Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis. In 2009, impairments of $229,537 were recorded on certain held-to-maturity investments. The fair value adjustments were based on a valuation model using inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily based on estimated future collateral performance, such as loss migration, loss severity, and prepayment speeds. As significant input parameters are based on nonobservable assumptions, significant management judgment is required.

In 2009, an impairment of $20,900 was recorded associated with mortgage loans on real estate. The impairment was based on the appraisal value of the underlying property that is an input classified as Level 2 in the hierarchy. As further mentioned in note 21, the Company closed on a deed in lieu of foreclosure related to this mortgage loan on real estate and the impaired value of $50,500 was transferred to real estate.

In 2009, impairments of $8,603 and $2,294 were recorded associated with real estate held for investment and real estate held for sale, respectively. The impairments were based on appraisal values that are inputs classified as Level 2 in the hierarchy.

In 2009, an impairment of $18,902 was recorded on the goodwill of one of the Company’s subsidiaries as further discussed in note 6. The impairment was based on the expected future cash flows of the business that is an input classified as Level 3 in the hierarchy.

At December 31, 2008, there were no assets or liabilities reported at fair value on a nonrecurring basis.

 (Continued)

61

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(i)	Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31, 2009 and 2008:

	2009		2008
	Carrying	Fair	Carrying	Fair
	amount	value	amount	value
Financial assets:
Available for sale:
Fixed-maturity securities	$44,237,446	$44,237,446	$36,726,068	$36,726,068
Equity securities	52,153	52,153	75	75
Trading:
Fixed-maturity securities	5,147,526	5,147,526	5,162,034	5,162,034
Equity securities	15,125	15,125	12,800	12,800
Held-to-maturity fixed-
maturity securities	1,111,594	1,250,085	—	—
Mortgage loans on real estate	5,426,013	5,110,418	4,838,373	4,477,011
Short-term securities	1,945,630	1,945,630	1,496,911	1,496,971
Derivatives	1,077,453	1,077,453	628,042	628,042
Loans to affiliates	155,533	165,529	723,802	725,464
Loans to nonaffiliates	559,757	559,757	—	—
Policy loans	173,834	173,834	174,599	174,599
Cash	78,919	78,919	73,073	73,073
Separate account assets	15,925,814	15,925,814	11,791,728	11,791,728
Financial liabilities:
Investment contracts	$59,147,072	$59,561,351	$56,171,396	$44,717,497
Derivative liability	906,586	906,586	535,481	535,481
Mortgage notes payable	123,742	117,006	129,075	114,143
Separate account liabilities	15,925,814	15,925,814	11,791,728	11,791,728

The fair value of mortgage loans on real estate is calculated using discounted cash flows using market interest rates as of year-end representative of those that a market participant would use. Credit risk is considered in this valuation implicitly within the discount rate used. The fair value of loans to affiliates and nonaffiliates is calculated by management using the market price of a financial instrument with similar characteristics.

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in the future policy benefit reserves and the policy and contract claims balances on the Consolidated Balance Sheets. The fair values of the investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the

 (Continued)

62

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs. The fair value of mortgage notes payable is the present value of future payment amounts, calculated using market interest rates as of year-end representative of those a market participant would use. The fair value of separate account liabilities is equal to the fair value of the separate account assets that support them.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

(6)	Goodwill

Goodwill at December 31, 2009, 2008, and 2007, and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$503,303	$502,640	$495,243
Increased ownership in partially owned
field marketing organizations	—	—	6,181
Purchase of assets	—	1,879	—
Acquisition of ALAC	—	—	1,216
Release of tax reserve of ALAC	—	(41)	—
Impairment of goodwill	(18,902)	(1,175)	—
Balance, end of year	$484,401	$503,303	$502,640

Questar, a wholly owned subsidiary of Yorktown Financial Companies, Inc., which in turn is a wholly owned subsidiary of the Company, had an impairment of goodwill during 2009. As a result of the economic downturn and the negative financial impact on Questar, an impairment test was performed on the goodwill balance. The results of the testing determined the entire Questar goodwill amount of $18,902 was impaired, and the total amount was written off.

The increase in goodwill for 2008 is the result of an asset purchase including intangible assets of a field marketing organization of $2,049. The purchase price was allocated as follows: tangible assets received $30; intangible asset for noncompete agreement $140; deferred tax liability $(49); and goodwill $1,879.

Increase in goodwill in 2007 is the result of the exercise of put options by minority-owned field marketing organizations requiring the Company to purchase part or all of the stock or member interests of the organizations. In addition, part of the 2007 increase in goodwill was due to the purchase price of $14,542 exceeding the estimated fair value of the net assets acquired in the acquisition of ALAC.

The release of the tax reserve of ALAC was the result of state tax statutes expiring. At the time of acquisition, the seller had recorded a tax contingency reserve. The Income Taxes Topic of the FASB ASC (ASC 740) dictates that releases of tax contingency reserves that are on the books at time of acquisition be credited against goodwill as they reverse.

 (Continued)

63

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The value of goodwill for ALAC was based on estimated future profits from issuing new insurance products. An impairment evaluation of goodwill was based on the Company’s evaluation of a change in likelihood of issuing new insurance products. Since acquisition, ALAC has not issued any products and has no immediate plan to do so in the near future. As a result, in 2008, the Company determined that goodwill has no value and it was impaired to reflect this decision.

The impairments discussed above are included in general and administrative expenses on the 2009 and 2008 Consolidated Statements of Operations. There were no goodwill impairments in 2007.

(7)	Value of Business Acquired and Other Intangible Assets

VOBA at December 31, 2009, 2008, and 2007, and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$29,195	$28,312	$53,844
Adoption of new investment accounting
guidance (1)	(13,710)	—	—
Interest	919	1,169	1,137
Amortization	(10,536)	(2,379)	(12,350)
Change in shadow VOBA (1)	6,567	2,093	(14,319)
Balance, end of year	$12,435	$29,195	$28,312

(1)
In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on VOBA of the new guidance, is an equal and opposite change to shadow VOBA, resulting in no net impact to VOBA. See note 2 for additional information.

The net amortization of the VOBA in each of the next five years is expected to be:

2010	$6,862
2011	4,683
2012	4,398
2013	3,635
2014	2,959

 (Continued)

64

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Intangible assets at December 31, 2009, 2008, and 2007, and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$7,827	$10,302	$10,489
Addition	467	140	2,482
Amortization	(2,424)	(2,615)	(2,669)
Balance, end of year	$5,870	$7,827	$10,302

Amortization of intangible assets in each of the next five years is expected to be:

2010	$1,697
2011	752
2012	165
2013	101
2014	70
During 2009, 2008, and 2007, there were no events or changes in circumstances that warranted recoverability testing for intangible assets.

Accumulated amortization of VOBA and other intangible assets was $228,075 and $215,115 as of December 31, 2009, and 2008, respectively.

(8)	Deferred Acquisition Costs

DAC at December 31, 2009, 2008, and 2007 and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$8,253,502	$5,575,492	$5,265,226
Adoption of new investment accounting
guidance (1)	(2,242,032)	—	—
Capitalization	810,469	865,521	919,445
Interest	215,904	186,410	177,153
Amortization	(1,191,677)	1,732,133	(445,863)
Change in shadow DAC (1)	245,789	(106,054)	(340,469)
Balance, end of year	$6,091,955	$8,253,502	$5,575,492

(1) In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on DAC of the new guidance, is an equal and opposite change to shadow DAC, resulting in no net impact to DAC. See note 2 for additional information.

 (Continued)

65

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The negative DAC amortization in 2008 is due primarily to a significant increase in other-than-temporary impairments, an increase in variable annuity guarantee reserves, and losses on investment portfolios classified as trading. These significant losses caused estimated future gross profits to increase, which caused amortization to be negative.

The Company reviews its best estimate assumptions each year and records “unlocking” as appropriate. During 2009, the Company completed a comprehensive study of assumptions underlying estimated gross profits, resulting in an “unlocking”. This study was based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The study included all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2009, 2008, and 2007 is as follows:

	2009	2008	2007
Assets:
DAC	$39,973	$(117,331)	$(185,748)
DSI	3,771	3,368	(20,290)
VOBA	319	—	—
Total asset increase (decrease)	44,063	(113,963)	(206,038)
Liabilities:
Policy and contract account balances	(5,815)	(166,800)	(478,733)
Future policy benefit reserves	67,947	(18,886)	(7,810)
Unearned premiums	1,377	—	—
Total liabilities increase (decrease)	63,509	(185,686)	(486,543)
Net (decrease) increase	(19,446)	71,723	280,505
Deferred income tax (benefit) expense	(6,806)	25,103	98,177
Net (decrease) increase	$(12,640)	$46,620	$182,328

 (Continued)

66

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(9)	Deferred Sales Inducements

DSI at December 31, 2009, 2008, and 2007 and the changes in the balance for years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$1,097,806	$767,916	$721,322
Adoption of new investment accounting
guidance (1)	(267,388)	—	—
Capitalization	342,107	128,056	118,863
Amortization	(186,577)	169,359	(64,013)
Interest	30,972	30,081	28,320
Change in shadow DSI (1)	6,196	2,394	(36,576)
Balance, end of year	$1,023,116	$1,097,806	$767,916

(1)
In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on DSI of the new guidance, is an equal and opposite change to shadow DSI, resulting in no net impact to DSI. See note 2 for additional information.

The negative DSI amortization in 2008 is due primarily to a significant increase in other-than-temporary impairments, an increase in variable annuity guarantee reserves, and losses on investment portfolios classified as trading. These significant losses caused estimated future gross profits to increase, which caused amortization to be negative.

 (Continued)

67

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(10)	Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2009			2008
	Account	Net amount	Weighted	Account	Net amount	Weighted
	value	at risk	age (years)	value	at risk	age (years)
GMDB:
Return of premium	$12,730,936	$492,275	62.9	$9,775,969	$1,301,530	62.7
Ratchet and return of premium	3,839,440	439,133	65.1	3,231,730	689,316	64.4
Ratchet and rollup	5,285,246	1,194,457	66.6	4,624,497	2,087,297	66.1
Ratchet and earnings
protection rider	4,625	3,253	75.6	4,872	4,702	73.8
Reset	123,895	10,857	73.2	117,766	25,980	72.4
Earnings protection rider	343,908	28,951	63.3	291,895	69,780	62.7
Total	$22,328,050	$2,168,926		$18,046,729	$4,178,605
GMIB:
Return of premium	$200,164	$2,142	62.4	$188,077	$14,806	62.7
Ratchet and return of premium	5,562,768	252,848	64.5	5,704,906	468,852	64.1
Ratchet and rollup	6,685,807	1,112,686	64.7	5,596,569	2,334,522	64.0
Total	$12,448,739	$1,367,676		$11,489,552	$2,818,180
GMAB:
Five years	$7,754,448	$1,063,460	63.6	$7,603,356	$803,248	63.3
Ten years	5,354	257	72.7	5,831	533	71.5
Target date retirement – 7 year	547,957	—	58.8	—	—	n/a
Target date retirement – 10 year	215,221	—	54.5	—	—	n/a
Total	$8,522,980	$1,063,717		$7,609,187	$803,781
GMWB:
No living benefit	$391,611	$—	59.5	$322,178	$27,854	60.1
Life benefit with optional reset	1,959,984	21,098	63.2	832,221	349,615	67.3
Life benefit with automatic
reset	1,052,912	17,304	58.3	740,130	203,764	60.1
Life benefit with 8% rollup	16,114	56	71.7	6,901	2,004	65.6
Life benefit with 10% rollup	450,742	68	59.8	199,914	2,787	60.4
Total	$3,871,363	$38,526		$2,101,344	$586,024

The net amount at risk has decreased in 2009 due to the improved economic environment. Account values have increased due to the improved performance of the markets, which causes the guarantee reserves to decrease.

 (Continued)

68

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

At December 31, 2009, and 2008, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2009	2008
Mutual funds:
Bond	$2,312,365	$1,638,747
Domestic equity	7,488,345	3,950,854
International equity	2,039,503	1,688,463
Specialty	3,071,439	3,361,889
Total mutual funds	14,911,652	10,639,953
Money market funds	896,326	1,050,780
Other	117,836	100,995
Total	$15,925,814	$11,791,728

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in future policy benefit reserves on the Consolidated Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2007	$37,985	$41,173	$5,793	$—	$84,951
Incurred guaranteed benefits	107,231	216,386	491,482	312,590	1,127,689
Paid guaranteed benefits	(20,414)	—	(10)	—	(20,424)
Balance as of December 31, 2008	124,802	257,559	497,265	312,590	1,192,216
Incurred guaranteed benefits	(14,312)	(100,344)	39,764	(333,499)	(408,391)
Paid guaranteed benefits	(40,242)	(22,457)	(1,676)	—	(64,375)
Balance as of December 31, 2009	$70,248	$134,758	$535,353	$(20,909)	$719,450

(11)	Mortgage Notes Payable

In 2004, the Company obtained an $80,000 mortgage loan from Northwestern Mutual Life Insurance Company (Northwestern) for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with Northwestern in conjunction with the construction of an addition to the Company’s headquarters of $65,000. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2009, and 2008, the combined loan had a balance of $123,742 and $129,075, respectively. This 20-year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision. The proceeds of this mortgage were used to pay off a floating rate construction loan from Wells Fargo that the Company used to finance the acquisition of property for, and construction of, the Company’s headquarters.

 (Continued)

69

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Interest expense for all loans is $6,971, $7,258, and $7,942 in 2009, 2008, and 2007, respectively, and is presented in general and administrative expenses on the Consolidated Statements of Operations.

The future principal payments required under the Northwestern loan are as follows:

2010		$5,636
2011		5,955
2012		6,292
2013		6,649
2014 and beyond		99,210
	Total	$123,742

(12)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2009 are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

 (Continued)

70

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2009	2008	2007
Balance at January 1, net of reinsurance
recoverables of $221,620, $234,740,
and $324,942, respectively (1)	$59,476	$63,376	$60,189
Adjustment related to the reclassification
of reserves from prior years	7,295	—	—
Adjustment primarily related to
commutation and assumption
reinsurance on blocks of business	—	(2,710)	(98)
Incurred related to:
Current year	24,461	13,763	10,998
Prior years (1)	1,082	2,763	3,888
Total incurred	25,543	16,526	14,886
Paid related to:
Current year	2,019	1,748	1,690
Prior years (1)	21,062	15,968	9,911
Total paid	23,081	17,716	11,601
Balance at December 31, net of reinsurance
recoverables of $126,907, $221,620,
and $234,740, respectively (1)	$69,233	$59,476	$63,376

(1)	Certain 2008 and 2007 amounts have been reclassified to conform to current year presentation. The previously reported amounts in this table excluded claim data from certain product lines.

Prior year incurreds for 2009 reflect unanticipated claim development with the reinsurance assumed business. Prior year incurreds for 2008 reflect unanticipated claim development with the LTC business partially offset by commutation activity on the reinsurance assumed business. Prior year incurreds for 2007 reflect unanticipated claim development with the reinsurance assumed, LTC, and Canadian Scholarship business.

(13)	Reinsurance

The Company primarily enters into reinsurance agreements to manage risk resulting from its life and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess yearly renewal term (YRT) coverage and first dollar quota share coinsurance and YRT contracts. The Company retains a maximum of $10,000 coverage per individual life.

 (Continued)

71

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. A contingent liability exists to the extent that the Company’s reinsurers are unable to meet their contractual obligations under reinsurance contracts. Management is of the opinion that no liability will accrue to the Company with respect to this contingency.

Included in reinsurance recoverables and receivables at December 31, 2009 are $1,680,839, $937,466, $408,552, $358,987, and $256,140 of claim-related recoverables from five insurers who, as of December 31, 2009, were rated A- or higher by A.M. Best’s Insurance Reports. The Company attempts to mitigate risk by arranging trust accounts or letters of credit with certain insurers. Insurers with ratings lower than A-, and without a trust account or letter of credit account for less than 5% of the total reinsurance recoverable as of December 31, 2009.

The Company has reinsurance recoverables and receivables with affiliates. Total affiliated reinsurance recoverables and receivables were $1,778 and $640 as of December 31, 2009, and 2008, respectively, and are included in reinsurance recoverables and receivables on the Consolidated Balance Sheets.

Of the amounts ceded to others, the Company ceded accident and health premiums earned to the Company’s ultimate parent, Allianz SE, of $0, $0, and $37 in 2009, 2008, and 2007, respectively.

On September 29, 2009, the Company created a subsidiary named Allianz Life of Missouri (Allianz Missouri), a captive reinsurance entity domiciled in Missouri with a $250 capital contribution. On December 31, 2009, the Company ceded to Allianz Missouri, on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and universal life insurance policies written directly by the Company. A letter of credit was issued under an existing letter of credit facility in which Allianz SE is the applicant and the face amount of the letter of credit is in a qualifying trust established by Allianz Missouri. On December 31, 2009, an additional capital contribution was made for $282,000 to Allianz Missouri. The impact of this reinsurance agreement is eliminated through consolidation.

During 2006, the Company made the decision to exit the health products business and entered into a 100% quota share agreement with an unrelated insurance company, Houston Casualty Company (HCC), to reinsure the health block of business. Related to this transaction, the Company received a ceding commission of $140,000 for the recapture of $151,507 in reserves. In addition, the Company recorded a deferred gain of $136,803, which has been fully amortized into operations as of December 31, 2009. The Company amortized $313, $7,593, and $84,039 for 2009, 2008, and 2007, respectively, which are included in other revenue (loss) on the Consolidated Statements of Operations.

Throughout 2009, 2008, and 2007, the Company entered into reinsurance arrangements with unrelated insurance companies to reinsure additional accident and health business, as well as group life, accident and health, and LTC business that the Company decided to exit. In connection with these agreements, the Company had ceded premiums of $111,198, $124,598, and $184,871 in 2009, 2008, and 2007,

 (Continued)

72

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

respectively, and received expense allowances of $8,533, $11,838, and $12,185 in 2009, 2008, and 2007, respectively.

Prior to 2000, the Company entered into various 100% coinsurance agreements with unrelated insurance companies to coinsure certain blocks of life and annuity business. Deferred gain on reinsurance resulting from these transactions is being amortized over the projected earnings patterns of the related reinsured policies. During 2009, 2008, and 2007, $9,003, $9,876, and $11,652, respectively, were amortized and included in other revenue (loss) on the Consolidated Statements of Operations. Deferred gain on reinsurance remaining as of December 31, 2009 and 2008 was $35,147 and $44,150, respectively, and was included in other liabilities on the Consolidated Balance Sheets.

During 1999, the Company acquired all of the outstanding stock of LifeUSA Holding, Inc. (LifeUSA). As a result of the merger, the Company became party to reinsurance agreements entered into to limit exposure to loss and preserve surplus in a high-growth environment. Reinsurance recoverables of $2,351,537 and $2,354,444 were recorded as of December 31, 2009 and 2008, respectively, in connection with these agreements.

During 2003, the Company exited the traditional life reinsurance business via a 100% coinsurance agreement with an unrelated insurance company, Reinsurance Group of America, Inc. (RGA). In 2004, the majority of the in-force business that was coinsured with RGA was novated. At December 31, 2009 and 2008, the remaining deferred gain after the novation was $4,436 and $5,466, respectively, and was included in other liabilities on the Consolidated Balance Sheets. Deferred gain amortization was $1,030, $1,375, and $1,689 during 2009, 2008, and 2007, respectively, and was included in other revenue (loss) on the Consolidated Statements of Operations.

 (Continued)

73

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(14)	Income Taxes

(a)	Income Tax Expense (Benefit)

Total income tax expense (benefit) for the years ended December 31 is as follows:

	2009	2008	2007
Income tax expense (benefit)
attributable to operations:
Current tax expense	$26,816	$47,043	$64,245
Deferred tax expense (benefit)	158,425	(654,033)	(60,259)
Total income tax expense
(benefit) attributable to
net income (loss)	185,241	(606,990)	3,986
Income tax effect on equity:
Income tax expense (benefit) allocated
to stockholder’s equity:
Attributable to unrealized (losses)
gains on investments	(14,127)	(4,153)	111,800
Attributable to unrealized (losses)
on postretirement obligation	(12)	(686)	(564)
Attributable to unrealized gains
(losses) on foreign exchange	3,285	(4,265)	3,512
Total income tax effect
on equity	$174,387	$(616,094)	$118,734

 (Continued)

74

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(b)	Components of Income Tax Expense (Benefit)

Income tax expense (benefit) computed at the statutory rate of 35% varies from income tax expense (benefit) reported on the Consolidated Statements of Operations for the respective years ended December 31 as follows:

	2009	2008	2007
Income tax expense (benefit)
computed at the statutory rate	$186,276	$(595,485)	$20,779
Dividends-received deductions and
tax-exempt interest	242	(29,999)	(18,259)
(Release) accrual of tax contingency
reserve	(684)	1,048	(2,361)
Foreign tax, net	(1,043)	(1,414)	688
Corporate owned life insurance	(7,785)	17,965	(2,450)
Nondeductible goodwill	6,616	—	—
Other	1,619	895	5,589
Income tax expense
(benefit) as reported	$185,241	$(606,990)	$3,986

 (Continued)

75

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(c)	Components of Deferred Tax Assets and Liabilities on the Consolidated Balance Sheets

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability), which is included in other assets and other liabilities, respectively, on the Consolidated Balance Sheets, at December 31 are as follows:

	2009	2008
Deferred tax assets:
Policy reserves	$1,753,964	$2,033,475
Coinsurance deferred income	52,258	20,187
Expense accruals	213,780	73,551
Other-than-temporarily impaired assets	158,766	1,574,293
Investment and derivative income	—	90,727
Provision for postretirement benefits	8,760	10,164
Other	2,325	509
Total deferred tax assets	2,189,853	3,802,906
Deferred tax liabilities:
Deferred acquisition costs	(1,950,834)	(2,712,318)
Investment and derivative income	(82,306)	—
Depreciation and amortization	(20,117)	(16,354)
Value of business acquired	(4,352)	(10,218)
Deferred intercompany gain	(5,806)	(7,858)
Net unrealized gains on investments and foreign exchange	(339,994)	(433,688)
Other	(208)	(527)
Total deferred tax liabilities	(2,403,617)	(3,180,963)
Net deferred tax (liability) asset	$(213,764)	$621,943

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable, could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes (received) paid by the Company were $(40,926), $(125,812), and $143,000 in 2009, 2008, and 2007, respectively. At December 31, 2009 and 2008, respectively, the Company had a tax payable to AZOA of $136,815 and $70,639, reported in other liabilities on the Consolidated Balance Sheets.

 (Continued)

76

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

At December 31, 2009 and 2008, the Company had a tax payable (receivable) separate from the agreement with AZOA in the amount of $44 and $(2,568), respectively. These amounts are for foreign taxes and taxes on a majority-owned subsidiary.

With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002. The IRS has surveyed 2003 through 2005 and has informed the Company that they do not intend to do any further review of those years. During 2008, the IRS reviewed the credit taken for the Telephone Excise Tax on AZOA and Subsidiaries’ 2006 consolidated return. The IRS had no issues while on site and informed the Company that the review was completed and closed with no changes.

In accordance with the Income Taxes Topic of the FASB ASC, the Company recognizes liabilities for certain unrecognized tax benefits. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2009	2008
Balance at January 1	$28,159	$22,961
Additions based on tax positions related to the
current year	122,613	5,198
Amounts released related to tax positions taken
in prior years	(6,309)	—
Balance at December 31	$144,463	$28,159

The balance at December 31, 2009 consists of tax positions for which the deductibility is more likely than not; however, there is uncertainty with respect to the timing of the deduction. Because of the impact of deferred tax accounting, other than interest and penalty, the disallowance would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized (benefits) expenses of $(683), $1,037, and $(2,361), respectively, in interest and penalties. The Company had $2,393 and $3,076, for the payment of interest and penalties accrued at December 31, 2009 and 2008, respectively.

(15)	Related-Party Transactions

(a)	Loans to Affiliates

The Company held related-party invested assets of $155,533 and $723,802 at December 31, 2009 and 2008, respectively, representing 0.3% and 1.4% of total invested assets and 2.5% and 23.6% of capital for the respective years. The Company does not foresee a credit risk with these investments given the financial strength of Allianz SE, which currently has an A.M. Best rating of A+ and a

 (Continued)

77

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Standard & Poor’s rating of AA. The December 31, 2008 balance included a forward agreement with a former affiliated company, valued at $540,244. See note 4 for additional information.

In 2003, the Company entered into an agreement to lend Allianz SE $350,000. In 2004, the Company transferred, in the form of a dividend, a portion of the loan to AZOA with a carrying value of $90,000. In 2006, the Company transferred, in the form of a dividend, an additional portion of the loan to AZOA with a carrying amount of $130,000. The remaining loan balance was $106,589 and $130,000 at December 31, 2009 and 2008, respectively, and will be repaid, plus interest over ten years; semiannual interest payments for the first five years and amortized semiannual payments of principal and accrued interest over the last five years. Repayment of this loan started in 2009 with year to date principal payments received through December 31, 2009 in the amount of $23,411. The interest rate is 5.18%. Interest of $6,361, $6,734, and $6,734 was earned during 2009, 2008, and 2007, respectively, and is included in interest and similar income, net on the Consolidated Statements of Operations. The loan was collateralized by a €100,000 Buoni Poliennali Del Tes Government Bond with a fair value of $152,049 at December 31, 2009.

In 2001, the Company entered into an agreement to lend AZOA $100,000. The remaining loan balances are $48,944 and $63,089 as of December 31, 2009 and 2008, respectively. The loan plus interest will be repaid over twelve years, semiannual interest payments for the first five years, and level semiannual payments of principal and accrued interest over the last seven years. Repayment of this loan started in 2006 with year-to-date principal payments received through December 31, 2009 and 2008, in the amount of $14,145 and $13,181, respectively. The interest rate is a fixed rate of 7.18%. AZOA pledged as collateral a security interest in shares of the common stock outstanding of Allianz Global Risks US Insurance Company, which had a statutory book value as of the date of the loan equal to 125% of the loan. Interest of $4,275, $5,238, and $6,137 was earned during 2009, 2008, and 2007, respectively, and is included in interest and similar income, net on the Consolidated Statements of Operations.

(b)	Loan to Parent Company – Stockholder’s Equity

In 2002, the Company entered into an agreement to lend AZOA $250,000. The loan plus interest will be repaid over 10 years, semiannual interest payments for the first five years and level semiannual payments of principal and accrued interest over the last five years. The interest rate is a fixed rate of 6%. The loan is not collateralized. Repayment of this loan started in 2008 with year-to-date principal payments received through December 31, 2009 and 2008 in the amount of $46,966 and $44,269, respectively. The fair value of the loan was $168,877 and $210,300 at December 31, 2009 and 2008, respectively. The outstanding loan balance was $158,765 and $205,731 at December 31, 2009 and 2008, respectively, and is included as a component of stockholder’s equity on the Consolidated Balance Sheets. Interest of $11,634, $14,332, and $15,000 was earned during 2009, 2008, and 2007 and is included in interest and similar income, net on the Consolidated Statements of Operations.

 (Continued)

78

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(c)	Securities Lending

The Company participates in securities lending arrangements whereby specific securities are loaned to other institutions for short periods of time. The agent for the Company was Dresdner Klienwort Wasserstein, an affiliate prior to January 12, 2009. The Company suspended securities lending activity in 2008 and accordingly had no loaned securities outstanding as of December 31, 2009 or 2008 and had no accepted collateral that can be sold or repledged as of December 31, 2009 or 2008. The Company earned fee revenue of $0, $5,552, and $5,190 for the years ended December 31, 2009, 2008, and 2007, respectively, in connection with these arrangements, which is reported in interest and similar income, net on the Consolidated Statements of Operations.

(d)	Real Estate

The Company has real estate investment properties leased to affiliates. The Company reported $1,114, $1,073, and $4,064 in 2009, 2008, and 2007, respectively, for rental income, which is included in interest, and similar income, net on the Consolidated Statements of Operations. The Company has an agreement to sublease office space to a related party, Fireman’s Fund Insurance Company (FFIC), a sister company wholly owned by the same parent company, AZOA. The Company received rental income of $936, $811, and $86 in 2009, 2008, and 2007, respectively. In addition, the Company leases office space from FFIC pursuant to a sublease agreement. In connection with this subleasing arrangement, the Company has incurred rent expense of $158, $190, and $157 in 2009, 2008, and 2007, respectively, which is included in general and administrative expenses on the Consolidated Statements of Operations.

(e)	Service Fees

The Company incurred fees for services provided by affiliated companies of $40,898, $39,980, and $50,929 in 2009, 2008, and 2007, respectively. The Company’s liability for these expenses was $2,003 and $1,576 at December 31, 2009 and 2008, respectively, and is included in other liabilities on the Consolidated Balance Sheets. On a quarterly basis, the Company pays the amount due through cash settlement.

The Company earned revenues for various services provided to affiliated companies of $5,699, $7,157, and $5,330 in 2009, 2008, and 2007, respectively. The receivable for these expenses was $84 and $18 at December 31 2009 and 2008, respectively, and is included in other assets on the Consolidated Balance Sheets. On a quarterly basis, the Company receives payment through cash settlement.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), Allianz Global Distributors LLC (AGID), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap, and (3) the Company compensates AGID for providing services in connection with the distribution of

 (Continued)

79

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

variable products that offer investment options managed by PIMCO. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $2,506, $1,499, and $3,874 during 2009, 2008, and 2007, respectively, which is included in other revenue (loss) on the Consolidated Statements of Operations. At December 31, 2009 and 2008, $893 and $(147), respectively, were included for these fees in receivables on the Consolidated Balance Sheets. Expenses incurred to these affiliates for management of subadvised investment options were $1,480, $3,027, and $4,097 during 2009, 2008, and 2007, respectively, which are included in general and administrative expenses on the Consolidated Statements of Operations. The related payable to these affiliates was $110 and $108 at December 31, 2009 and 2008, respectively, which is included in other liabilities on the Consolidated Balance Sheets.

(f)	Financial Guarantee

In October 2008, Allianz SE invested $2,500,000 in The Hartford Financial Services Group, Inc. (Hartford) using funds from their subsidiaries. The Company had a $130,000 invested portion of the transaction. In connection with the Company’s investment, Allianz SE has issued a financial guarantee of the notional amount in 10% fixed-to-floating rate junior subordinated notes of Hartford. The Company records the guarantee as the difference between par value and the fair value of the bond. If at any time during the fixed rate period of the notes (ending October 15, 2018), the rating attributed by any one of S&P or Moody’s falls below investment grade, or Hartford is subject to an event of default with its obligations under the notes, the Company has the right to sell the notes to Allianz SE. During 2009, the notes were downgraded by S&P from BBB- to BB+, which is below investment grade. This gives the Company the right to sell the notes to Allianz SE; however; the Company has not chosen to exercise the right at this time. The consideration to be delivered by Allianz SE will be equal to the notional amount of the notes. At the option of Allianz SE, such consideration will be paid either in cash or senior notes of Allianz SE or one of its financial subsidiaries.

(g)	Capital Contributions

The Company received capital contributions in 2009 and 2008 from AZOA of $1,500,000 and $280,000, respectively.

(h)	Investment Purchase from Affiliate

At a similar time as the capital contribution mentioned above, the Company entered into a purchase agreement with AZ-Arges Vermögensverwaltungsgesellschaft mbH, a subsidiary of Allianz SE, for the purchase of CDOs. During 2009, the Company settled trades for $1,349,587 of CDOs with a par value of $2,726,416.

(i)	Acquisition of Additional Ownership Interest

In September 2009, Allianz Individual Insurance Group, LLC (AZIIG), a wholly owned subsidiary of the Company, acquired the remaining 27.5% ownership interest of Advisors IG, LLC (Advisors)

 (Continued)

80

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

for $9,350, through a put option exercised by Advisors. As a result of the acquisition of the additional ownership interest, Advisors is now a wholly owned subsidiary of AZIIG.

(16)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by AZOA. Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the IRS. Under the eligible employees’ provisions, the Company will match 100% of contributions up to a maximum of 6% of the employees’ eligible compensation. Starting January 1, 2010, the Company will match up to 7.5% of eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

In February 2010, the Company declared a profit-sharing contribution of 1.5% of employees’ salaries for the plan year ended December 31, 2009. The contribution will be funded in 2010. The Company also declared a profit-sharing contribution of 1.5% of employees’ salaries for the plan years ended December 31, 2008 and 2007, reported in general and administrative expenses on the accompanying Consolidated Statements of Operations and funded in 2009 and 2008, respectively. Employees are not required to participate in the AAAP to be eligible for the profit-sharing contribution. Starting January 1, 2010, the Company will not be making a profit-sharing contribution.

The expenses of administration of the AAAP and the trust fund, including all fees of the trustee, investment manager, and auditors, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any counsel fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $10,737, $8,271, and $9,960 in 2009, 2008, and 2007, respectively, toward the AAAP matching contributions and administration expenses.

A defined group of highly compensated employees is eligible to participate in the AZOA Deferred Compensation Plan adopted January 1, 2008, which replaced the Allianz Life Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately invested. Participants and the Company share the administrative fee. The accrued liability of $8,542 and $8,405 as of December 31, 2009 and 2008, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company may decide to make discretionary contributions to the plan in the form and manner the Company determines. Discretionary contributions are currently determined based on production. The accrued liability of $7,440 and $6,733 as of December 31, 2009 and 2008, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

 (Continued)

81

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees SARs and restricted stock units (RSUs) that are tied to Allianz SE stock. Allianz SE determines the number of SARs and RSUs granted to each participant. The Company records expense equal to the change in fair value of the units during the reporting period. A change in value of $1,165, $(2,324), and $4,326 was recorded in 2009, 2008, and 2007, respectively, and is included in general and administrative expenses on the Consolidated Statements of Operations. The related liability of $3,126 and $2,360 as of December 31, 2009 and 2008, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

The Company participates in the Employee Stock Purchase Plan sponsored by AZOA that is designed to provide eligible employees with an opportunity to purchase American Depository Shares (ADSs) of Allianz SE at a discounted price. An aggregate amount of 250,000 Ordinary Shares is reserved for this plan. Allianz SE determines the purchase price of the share based on the closing price of an Ordinary Share of Allianz SE on the Frankfurt stock exchange on the date of each purchase. Employees are given the opportunity to purchase these shares quarterly on predetermined dates set by Allianz SE. Employees are not allowed to sell or transfer the shares for a one-year period following the purchase settlement date. Effective October 26, 2009, the ADSs were delisted from the New York Stock Exchange and started trading on the U.S. over-the-counter market through the OTCQX (which is an online trading platform). Because of the delisting, an exception was made effective September 29, 2009, to fully vest shares that were considered “restricted” as of September 28, 2009. Additionally, the last 2009 purchase, originally scheduled to occur in November, was postponed to December. Employees who had made payroll contributions toward the December purchase were provided the opportunity for a one-time opt out of this purchase and receive a refund of their contribution. The difference between the market price and the discount price, or the discount, is paid by the Company and amounted to $342, $215, and $457 in 2009, 2008, and 2007, respectively, and is recorded in other liabilities on the Consolidated Balance Sheets. The discount is reflected as taxable income in the year of purchase to employees.

In 2005, the Company started an Employee Severance Pay Plan for the benefit of eligible employees. The plan may provide severance benefits on account of an employee’s termination of employment from the Company. To become a participant in the plan, an employee must be involuntarily terminated. In addition, the Company must determine that it wishes to provide the employee with a severance payment and must issue a written Severance Pay Award. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for payments under the plan. Effective June 1, 2008, the Company adopted the AZOA Severance Allowance Plan, which replaced the Employee Severance Pay Plan. Under the AZOA Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in force are eligible to receive benefits. The Company expensed $3,164, $8,247, and $5,712 in 2009, 2008, and 2007, respectively, toward severance payments.

The Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan. Associated with these plans, the Company provides certain postretirement benefits to employees who retired on or before December 31, 1988 or who were hired before December 31, 1988 and who have at least 10 years of service when they reach age 55. In November 2009, the Company announced changes to its retiree health program including the discontinuation of the

 (Continued)

82

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Company’s subsidization of postretirement medical and dental benefits. The only remaining postretirement obligation is retiree life insurance. The Company’s plan obligation at December 31, 2009 and 2008 was $2,344 and $7,905, respectively. This liability is included in other liabilities on the Consolidated Balance Sheets. The Company began prefunding its postretirement liability in 2005. The Company’s plan assets, held in a Welfare Benefit Trust, at December 31, 2009 and 2008 were $22,984 and $16,720, respectively.

In accordance with the Compensation – Retirement Benefits Topic of the FASB ASC (ASC 715), the amounts recognized in accumulated other comprehensive income, net of tax consist of:

	2009	2008	2007
Net actuarial gain	$2,243	$521	$78
Prior service cost	(2,266)	(1,794)	(1,190)
Total	$(23)	$(1,273)	$(1,112)

Over the next fiscal year, the estimated actuarial loss and estimated prior service cost that will be amortized from accumulated other comprehensive income, net of tax into net periodic benefit cost are $6 and $0, respectively.

Currently, the amount of plan assets to be returned to the Company has not been determined.

(17)	Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, and accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, future policy benefit reserves and policy and contract account balances calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of Minnesota as of December 31, 2009 and 2008 was $3,923,209 and $2,009,309, respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2009 and 2008 were in compliance with these requirements. The maximum amount of dividends that can be paid by Minnesota insurance companies to stockholders without prior approval of the Commissioner of Commerce is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its surplus cash dividends of not more than the greater of 10% of its beginning-of-the-year statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the

 (Continued)

83

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

next preceding year. Ordinary dividends of $41,744 can be paid in 2010 without prior approval of the Commissioner of Commerce.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company was 552% and 411% as of December 31, 2009 and 2008, respectively. Regulatory action against a company may begin when this ratio falls below 200%.

(18)	Commitments and Contingencies

The Company and its subsidiaries are involved in various pending or threatened legal proceedings, including putative and certified class action proceedings, arising from the conduct of their business. The Company also owns a registered retail broker-dealer that is subject to a putative class action proceeding and individual arbitration proceedings. For the remaining above-mentioned pending lawsuits and matters, the Company cannot predict the potential outcome at this state of the proceedings. In November 2007, the Company settled one of the pending class action lawsuits. In October 2009, the Company received a favorable trial verdict on one of the above class action lawsuits. Individuals’ claims agreed to under the settlement are still being processed, so uncertainty remains on the Company’s ultimate obligation. The Company recognizes legal costs for defending itself as incurred.

The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual fund, variable and fixed annuity, life insurance, distribution companies, and broker-dealers, has been the subject of increasing scrutiny by regulators, legislators, and the media over the past few years.

Federal and state regulators are investigating various selling practices in the annuity industry, including suitability reviews, product exchanges, and sales to seniors. In certain instances, these investigations have led to regulatory enforcement proceedings. Included in these proceedings are several lawsuits brought by the Minnesota Attorney General’s Office against insurance companies that offer annuities. One of these lawsuits was filed against the Company in January 2007 alleging unsuitable sales of fixed annuities to seniors. That lawsuit was settled in October 2007. While the Company expressly denied the allegations, the Company agreed to adopt certain modifications to the Company’s suitability review process and to offer a review process to Minnesota seniors who had purchased deferred fixed annuities since 2001. The Company is also subject to ongoing market conduct examinations and investigations by state insurance regulators. In some instances, these examinations and investigations may lead to enforcement proceedings, which could result in modifications to the Company’s business processes, remediation, and/or penalties. In

 (Continued)

84

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

February 2008, the Company agreed to a settlement with the California Department of Insurance arising out of a market conduct examination report and related enforcement proceeding issued in 2006. While denying the Department’s allegations, the Company agreed to adopt additional modifications to the Company’s suitability review process, to certain enhancements to the Company’s existing processes and to payment of certain penalties, contributions, and costs. The impact of these settlements was not material to the Consolidated Financial Statements.

In December 2008, the SEC adopted a rule (Rule 151A) having the effect of categorizing most fixed-indexed annuity products as securities. This rule, when and if it becomes fully operational, will subject issuers of fixed-indexed annuity products to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. The rule will also have the effect of subjecting distribution and advertising of fixed-indexed annuity products to the jurisdiction of the Financial Industry Regulatory Authority. It can be expected that Rule 151A would have the effect of making fixed-indexed annuity product development more difficult and expensive. Rule 151A could also have the effect of reducing distribution channels for fixed-indexed annuity products.

It can be expected that annuity sales practices will be an ongoing source of litigation and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

This could result in legal precedents and new industrywide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.

The Company holds a minority equity interest in a certain field marketing organization. Certain provisions within the stockholder’s agreement require the Company to purchase all of the stock in the entity if and when principals of the field marketing organization choose to exercise certain available options. The exercise period for the put option is the first 120 days of each calendar year commencing on January 1, 2011 and expiring on April 30, 2014. If the put option was exercised, requiring the Company to purchase all of the stock in the entity, the total purchase price that would be paid by the Company based on current calculations would be $9,985.

The Company has private placement investments that require a commitment of capital within the next year. The Company had capital commitments of $21,000 and $0 at December 31, 2009 and 2008, respectively.

The Company has commercial mortgage loan investments that do not require additional commitments of capital. The Company had capital commitments for new mortgage loans of $0 and $118,900 at December 31, 2009 and 2008, respectively.

 (Continued)

85

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company leases office space and certain furniture and equipment pursuant to operating leases with some leases containing renewal options and escalation clauses. Expense for all operating leases was $3,284, $4,980, and $5,454 in 2009, 2008, and 2007, respectively. The future minimum lease payments required under operating leases are as follows:

2010		$2,573
2011		1,932
2012		1,460
2013		1,171
2014 and beyond		807
	Total	$7,943

During 2006, the Company entered into capital leases to finance furniture and equipment for the addition to the Company’s headquarters. The cost and accumulated depreciation of the financed assets were $5,244 and $(2,293) at December 31, 2009 and $10,507 and $(5,199) at December 31, 2008, respectively, and are included in other assets. Depreciation on the financed assets was $2,357, $2,504, and $2,696 in 2009, 2008, and 2007, respectively. The future minimum lease payments and present value of the net minimum lease payments are as follows:

2010		$891
2011		891
2012		891
2013		826
2014 and beyond		9
	Total minimum lease payments	3,508
Less executory costs (estimated)		238
	Net minimum lease payments	3,270
Less imputed interest		191
	Present value of net minimum
	lease payments	$3,079

 (Continued)

86

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company owns numerous commercial and real estate investment properties leased to various tenants. The typical lease period is five to ten years with some leases containing renewal options. Under net leases in addition to their base rent, the tenants are directly responsible for the payment of property taxes, insurance, and maintenance costs relating to the leased property. Under gross leases, the tenants pay a rent amount grossed up to include the cost of taxes, insurance, and maintenance. The cost and accumulated depreciation on leased properties at December 31, 2009 was $395,477 and $(49,022), respectively. Future minimum lease receipts under noncancelable leasing arrangements as of December 31, 2009 are as follows:

2010		$21,232
2011		20,103
2012		17,815
2013		13,588
2014 and beyond		23,325
	Total	$96,063

Included in the future minimum lease receipt amounts above are leases on real estate classified as held-for-sale by the Company at December 31, 2009. Upon completion of the sale of the real estate, it is expected that these leases will be assigned to the purchaser. The total carrying value of the leased property was $32,000 at December 31, 2009. The future minimum lease payments required under these operating leases are as follows:

2010		$3,688
2011		3,382
2012		2,280
2013		1,085
2014 and beyond		2,308
	Total	$12,743

The Company has a service agreement (the agreement) with certain broker-dealers for a marketing support program related to the distribution of select variable insurance products. Under the agreement, the Company pays a base service fee of 0.10% on the amount of variable insurance products under management at the commencement of the agreement. An additional service fee of 0.15% is calculated on the total variable insurance products under management held in excess of this base amount. The fee is calculated on a monthly basis and is paid quarterly. Either party may terminate the agreement with a 90-day notice. Upon termination, the service fee continues to be paid from the date of termination for a period of ten years provided that the broker-dealer is not in material breach of the contract. In the event of termination, the Company has calculated its total commitment at December 31, 2009 to be $3,021 annually with a total commitment of $30,205. The calculation was based on the total variable insurance products under management as of December 31, 2009, due to the variability in estimating future assets under management (such as sales, lapse rate, and fund performance). Total expense under the agreement amounted to $2,619, $2,346, and $1,865 in 2009, 2008, and 2007, respectively.

 (Continued)

87

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(19)	Capital Structure

The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized, issued, and outstanding	Par value, per share	Redemption rights	Voluntary or involuntary liquidation rights
Common stock	40,000,000	$1.00	None	None
20,000,001
20,000,001
Preferred stock:
Class A	200,000,000	$1.00	Designated by Board	Designated by Board
	18,903,484		for each series issued	for each series issued
18,903,484
Class A, Series A	8,909,195	1.00	$35.02 per share plus	$35.02 per share plus
	8,909,195		an amount to yield a	an amount to yield a
	8,909,195		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class A, Series B	10,000,000	1.00	$35.02 per share plus	$35.02 per share plus
	9,994,289		an amount to yield a	an amount to yield a
	9,994,289		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class B	400,000,000	1.00	Designated by Board	Designated by Board
	—		for each series issued	for each series issued

Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See note 1 for further discussion.

Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.

As discussed in notes 2 and 15 to these Consolidated Financial Statements, the Company carried out various capital transactions with related parties during 2009, 2008, and 2007.

 (Continued)

88

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(20)	Foreign Currency Translation

An analysis of foreign currency translation, net of tax for the respective years ended December 31 follows:

	2009	2008	2007
Beginning amount of cumulative translation adjustments	$6,487	$14,409	$7,889
Aggregate adjustment for the period
resulting from translation adjustments	9,386	(12,187)	10,032
Amount of income tax (expense) benefit
for the period related to aggregate adjustment	(3,285)	4,265	(3,512)
Net aggregate translation included in equity	6,101	(7,922)	6,520
Ending amount of cumulative translation adjustments	$12,588	$6,487	$14,409

Canadian foreign exchange rate at end of year	0.95388	0.81004	1.01322

(21)	Subsequent Events

No material subsequent events have occurred since December 31, 2009 that require adjustment to the financial statements.

On February 1, 2010, the Company finalized its transfer of a portion of its Canadian life insurance business to another carrier through an assumption reinsurance agreement. The reserve liabilities transferred were approximately $7,714 as of the date of the transaction. As part of the transaction, the Company also transferred an existing administration agreement to the new carrier.

On February 12, 2010, the Company closed on a deed in lieu of foreclosure for a mortgage loan on real estate. The fair value of $50,500, which is based on the appraised value of the property as of December 28, 2009, was transferred to real estate. No additional impairments or losses were recorded at the time of the transfer.

On February 22, 2010, the Company began hedging interest rate risk on variable annuity withdrawal and accumulation benefit guarantees for policies issued since August 2009 on the Company’s primary variable annuity product.

89

Schedule I

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Summary of Investments – Other than Investments in Related Parties

December 31, 2009

Type of investment	Cost (1)	Fair value	Amount at which shown in the Consolidated Balance Sheet
Fixed-maturity securities:
Fixed-maturity securities, available-for-sale:
U.S. government	$758,005	$760,139	$760,139
Agencies not backed by the full faith and credit of
the U.S. government	48,082	49,431	49,431
States and political subdivisions	412,936	401,169	401,169
Foreign government	208,151	219,059	219,059
Public utilities	4,364,286	4,588,223	4,588,223
Corporate securities	22,129,074	22,855,959	22,855,959
Mortgage-backed securities	15,362,241	15,338,763	15,338,763
Collateralized mortgage obligations	23,494	24,703	24,703
Total fixed-maturity securities, available-for-sale	43,306,269	44,237,446	44,237,446
Fixed-maturity securities, trading:
U.S. government	582,384	594,725	594,725
Agencies not backed by the full faith and credit of
the U.S. government	20,558	21,255	21,255
States and political subdivisions	56,781	54,784	54,784
Foreign government	37,501	38,919	38,919
Public utilities	572,466	594,399	594,399
Corporate securities	2,948,705	2,965,181	2,965,181
Mortgage-backed securities	929,982	878,263	878,263
Total fixed-maturity securities, trading	5,148,377	5,147,526	5,147,526
Fixed-maturity securities, held-to-maturity:
Collateralized debt obligations	1,111,457	1,249,923	1,111,457
Corporate securities	137	162	137
Total fixed-maturity securities, held-to-maturity	1,111,594	1,250,085	1,111,594
Total fixed-maturity securities	49,566,240	50,635,057	50,496,566
Equity securities:
Equity securities, available-for-sale:
Common stocks:
Seed money	50,903	52,153	52,153
Equity securities, trading:
Common stocks:
Industrial and miscellaneous	16,341	15,125	15,125
Total equity securities	67,244	$67,278	67,278
Other investments:
Mortgage loans on real estate, net	5,426,013		5,426,013
Short-term securities	1,945,630		1,945,630
Derivatives	1,077,453		1,077,453
Real estate	314,454		314,454
Loans to nonaffiliates	559,757		559,757
Loans to affiliates	155,533		155,533
Policy loans	173,834		173,834
Other invested assets	3,803		3,803
Total other investments	9,656,477		9,656,477
Total investments	$59,289,961		$60,220,321
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums, accrual discounts, or impairments.
See accompanying report of independent registered public accounting firm.

90

Schedule II

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Supplementary Insurance Information

	December 31,					Year ended December 31,
			Future
			benefit
			reserves			Net	Interest
			and policy		Policy	premium	and		Net change	Net change
	Deferred	Deferred	and contract		and	and	similar		in deferred	in policy	Other
	acquisition	sales	account	Unearned	contract	policy	income,	Net	sales	acquisition	operating
	costs	inducements	balances	premiums	claims	fees	net	benefits	inducements*	costs**	expenses
2009:
Life	$249,620	$(154)	$2,229,584	11,191	$22,043	$100,963	$54,094	$92,056	$(188)	$(6,508)	$50,426
Annuities	5,739,937	1,023,270	60,603,476	86,007	1,269	681,157	3,037,167	2,228,808	(186,314)	171,557	1,420,850
Accident and health	102,398	—	1,450,144	64,542	195,998	131,185	27,007	87,534	—	255	31,800
	$6,091,955	$1,023,116	$64,283,204	161,740	$219,310	$913,305	$3,118,268	$2,408,398	$(186,502)	$165,304	$1,503,076
2008:
Life	$238,049	$(636)	$2,133,880	5,670	$19,593	$86,037	$45,538	$53,206	$108	$(52,701)	$113,165
Annuities	7,912,800	1,098,442	57,349,485	197,912	150	916,525	2,837,763	2,471,795	(327,604)	(2,731,925)	1,312,587
Accident and health	102,653	—	1,256,315	68,174	280,478	124,075	25,593	87,022	—	562	38,909
	$8,253,502	$1,097,806	$60,739,680	271,756	$300,221	$1,126,637	$2,908,894	$2,612,023	$(327,496)	$(2,784,064)	$1,464,661
2007:
Life	$188,301	$(264)	$2,055,549	186	$19,952	$70,955	$43,857	$61,244	$8,046	$(23,490)	$83,638
Annuities	5,283,977	768,180	50,737,462	149,998	—	679,317	2,501,608	1,658,779	(91,216)	(609,862)	1,532,096
Accident and health	103,214	—	1,061,074	67,223	298,153	128,585	19,866	82,937	—	(17,383)	70,702
	$5,575,492	$767,916	$53,854,085	217,407	$318,105	$878,857	$2,565,331	$1,802,960	$(83,170)	$(650,735)	$1,686,436
*	See note 9 for aggregate gross amortization of deferred sales inducements.
**	See note 8 for aggregate gross amortization of deferred acquisition costs.
See accompanying report of independent registered public accounting firm.

91

Schedule III

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Reinsurance

					Percentage
		Ceded	Assumed		of amount
	Direct	to other	from other	Net	assumed
Years ended	amount	companies	companies	amount	to net
December 31, 2009:
Life insurance in force	$23,996,848	$23,244,205	$8,967,179	$9,719,822	92.3%
Premiums and policy fees:
Life	139,806	61,672	22,829	100,963	22.6%
Annuities	682,059	218	(684)	681,157	(0.1)
Accident and health	229,976	113,949	15,158	131,185	11.6
Total premiums and policy fees	$1,051,841	$175,839	$37,303	$913,305	4.1%
December 31, 2008:
Life insurance in force	$23,565,296	$23,343,902	$8,722,528	$8,943,922	97.5%
Premiums and policy fees:
Life	128,994	66,024	22,941	85,911	26.7%
Annuities	919,284	2,004	(754)	916,526	(0.1)
Accident and health	227,905	122,005	18,300	124,200	14.7
Total premiums and policy fees	$1,276,183	$190,033	$40,487	$1,126,637	3.6%
December 31, 2007:
Life insurance in force	$21,558,390	$21,380,158	$9,487,390	$9,665,622	98.2%
Premiums and policy fees:
Life	121,600	75,160	24,515	70,955	34.6%
Annuities	677,833	(2,258)	(774)	679,317	(0.1)
Accident and health	259,044	182,914	52,455	128,585	40.8
Total premiums and policy fees	$1,058,477	$255,816	$76,196	$878,857	8.7%
See accompanying report of independent registered public accounting firm.

92

KPMG

ALLIANZ LIFE VARIABLE ACCOUNT B

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2009

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of North America and
Contract Owners of Allianz Life Variable Account B:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account B (the Variable Account) as of December 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life Variable Account B as of December 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Minneapolis, Minnesota
March 24, 2010

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AIM V.I. Capital Appreciation Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio

Assets:
Investments at Net Asset Value	$ 4,645	$ 3,117	$ 1,381	$ 2,227	$ 3,662	$ 3,661
Total Assets	4,645	3,117	1,381	2,227	3,662	3,661

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	4,645	3,117	1,381	2,227	3,662	3,661

Contract Owners' Equity:
Contracts in Accumulation Period	4,639	3,117	1,379	2,184	3,649	3,661
Contracts in Annuity Payment Period	6	-	2	43	13	-
Total Contract Owners' Equity	$ 4,645	$ 3,117	$ 1,381	$ 2,227	$ 3,662	$ 3,661

Investment Shares	228	125	53	48	94	343
Investments at Cost	$ 5,992	$ 3,128	$ 981	$ 2,488	$ 5,103	$ 6,181

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Alger American SmallCap Growth Portfolio	AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL BlackRock Growth Fund

Assets:
Investments at Net Asset Value	$ 609	$ 316,324	$ 2,830	$ 129,820	$ 326,427	$ -
Total Assets	609	316,324	2,830	129,820	326,427	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	609	316,324	2,830	129,820	326,427	-

Contract Owners' Equity:
Contracts in Accumulation Period	609	316,310	2,830	129,820	326,426	-
Contracts in Annuity Payment Period	-	14	-	-	1	-
Total Contract Owners' Equity	$ 609	$ 316,324	$ 2,830	$ 129,820	$ 326,427	$ -

Investment Shares	24	23,242	278	11,358	27,828	-
Investments at Cost	$ 578	$ 326,033	$ 2,826	$ 128,002	$ 305,191	$ -

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Columbia Technology Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund

Assets:
Investments at Net Asset Value	$ 57,894	$ 48,201	$ -	$ 401,845	$ 150,833	$ 266,260
Total Assets	57,894	48,201	-	401,845	150,833	266,260

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	57,894	48,201	-	401,845	150,833	266,260

Contract Owners' Equity:
Contracts in Accumulation Period	57,894	48,189	-	401,754	150,817	266,235
Contracts in Annuity Payment Period	-	12	-	91	16	25
Total Contract Owners' Equity	$ 57,894	$ 48,201	$ -	$ 401,845	$ 150,833	$ 266,260

Investment Shares	8,798	5,560	-	37,946	19,190	35,080
Investments at Cost	$ 59,188	$ 50,655	$ -	$ 354,952	$ 178,395	$ 339,165

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL First Trust Target Double Play Fund	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund

Assets:
Investments at Net Asset Value	$ -	$ 180,301	$ 54,234	$ 558,063	$ 5,844	$ 797,026
Total Assets	-	180,301	54,234	558,063	5,844	797,026

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	180,301	54,234	558,063	5,844	797,026

Contract Owners' Equity:
Contracts in Accumulation Period	-	180,273	54,234	557,990	5,844	797,020
Contracts in Annuity Payment Period	-	28	-	73	-	6
Total Contract Owners' Equity	$ -	$ 180,301	$ 54,234	$ 558,063	$ 5,844	$ 797,026

Investment Shares	-	13,587	5,317	55,254	580	87,107
Investments at Cost	$ -	$ 193,222	$ 53,292	$ 536,808	$ 5,857	$ 898,208

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Fusion Moderate Fund	AZL International Index Fund	AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Moderate Index Strategy Fund

Assets:
Investments at Net Asset Value	$ 894,989	$ 35,015	$ -	$ 142,389	$ 265,918	$ 163,917
Total Assets	894,989	35,015	-	142,389	265,918	163,917

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	894,989	35,015	-	142,389	265,918	163,917

Contract Owners' Equity:
Contracts in Accumulation Period	894,989	35,015	-	142,364	265,901	163,917
Contracts in Annuity Payment Period	-	-	-	25	17	-
Total Contract Owners' Equity	$ 894,989	$ 35,015	$ -	$ 142,389	$ 265,918	$ 163,917

Investment Shares	92,938	2,631	-	16,831	20,759	13,833
Investments at Cost	$ 885,015	$ 35,146	$ -	$ 148,831	$ 245,239	$ 160,898

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Money Market Fund	AZL NACM International Fund	AZL OCC Growth Fund	AZL OCC Opportunity Fund	AZL Oppenheimer Global Fund	AZL Oppenheimer International Growth Fund

Assets:
Investments at Net Asset Value	$ 854,706	$ -	$ 3,399	$ 127,746	$ -	$ -
Total Assets	854,706	-	3,399	127,746	-	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	854,706	-	3,399	127,746	-	-

Contract Owners' Equity:
Contracts in Accumulation Period	854,062	-	3,399	127,740	-	-
Contracts in Annuity Payment Period	644	-	-	6	-	-
Total Contract Owners' Equity	$ 854,706	$ -	$ 3,399	$ 127,746	$ -	$ -

Investment Shares	854,706	-	327	11,592	-	-
Investments at Cost	$ 854,707	$ -	$ 3,272	$ 131,733	$ -	$ -

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund

Assets:
Investments at Net Asset Value	$ -	$ 386,786	$ 46,225	$ 279,662	$ -	$ 137,478
Total Assets	-	386,786	46,225	279,662	-	137,478

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	386,786	46,225	279,662	-	137,478

Contract Owners' Equity:
Contracts in Accumulation Period	-	386,708	46,119	279,662	-	137,478
Contracts in Annuity Payment Period	-	78	106	-	-	-
Total Contract Owners' Equity	$ -	$ 386,786	$ 46,225	$ 279,662	$ -	$ 137,478

Investment Shares	-	50,356	5,896	35,762	-	17,315
Investments at Cost	$ -	$ 377,655	$ 23,676	$ 219,916	$ -	$ 144,077

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL TargetPLUS Balanced Fund	AZL TargetPLUS Equity Fund	AZL TargetPLUS Growth Fund	AZL TargetPLUS Moderate Fund	AZL Turner Quantitative Small Cap Growth Fund	AZL Van Kampen Equity and Income Fund

Assets:
Investments at Net Asset Value	$ -	$ -	$ -	$ -	$ 27,136	$ 234,086
Total Assets	-	-	-	-	27,136	234,086

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	-	-	27,136	234,086

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	-	-	27,134	234,086
Contracts in Annuity Payment Period	-	-	-	-	2	-
Total Contract Owners' Equity	$ -	$ -	$ -	$ -	$ 27,136	$ 234,086

Investment Shares	-	-	-	-	3,524	21,615
Investments at Cost	$ -	$ -	$ -	$ -	$ 29,270	$ 219,537

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Van Kampen Global Real Estate Fund	AZL Van Kampen Growth and Income Fund	AZL Van Kampen International Equity Fund	AZL Van Kampen Mid Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio

Assets:
Investments at Net Asset Value	$ 67,671	$ 179,126	$ 349,516	$ 302,330	$ 595,355	$ 76,038
Total Assets	67,671	179,126	349,516	302,330	595,355	76,038

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	67,671	179,126	349,516	302,330	595,355	76,038

Contract Owners' Equity:
Contracts in Accumulation Period	67,671	179,094	349,501	302,324	595,355	76,033
Contracts in Annuity Payment Period	-	32	15	6	-	5
Total Contract Owners' Equity	$ 67,671	$ 179,126	$ 349,516	$ 302,330	$ 595,355	$ 76,038

Investment Shares	8,939	18,639	23,457	27,994	44,363	7,619
Investments at Cost	$ 69,876	$ 193,038	$ 354,555	$ 318,876	$ 530,449	$ 76,326

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Davis VA Real Estate Portfolio	Davis VA Value Portfolio	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund

Assets:
Investments at Net Asset Value	$ 635	$ 73,314	$ -	$ 224,555	$ 211,406	$ 762,870
Total Assets	635	73,314	-	224,555	211,406	762,870

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	635	73,314	-	224,555	211,406	762,870

Contract Owners' Equity:
Contracts in Accumulation Period	635	73,295	-	223,591	211,236	761,777
Contracts in Annuity Payment Period	-	19	-	964	170	1,093
Total Contract Owners' Equity	$ 635	$ 73,314	$ -	$ 224,555	$ 211,406	$ 762,870

Investment Shares	86	6,820	-	21,544	34,337	53,682
Investments at Cost	$ 1,049	$ 66,833	$ -	$ 311,422	$ 202,971	$ 778,757

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund

Assets:
Investments at Net Asset Value	$ 141,641	$ -	$ 116,520	$ 262,333	$ 68,848	$ 123,720
Total Assets	141,641	-	116,520	262,333	68,848	123,720

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	141,641	-	116,520	262,333	68,848	123,720

Contract Owners' Equity:
Contracts in Accumulation Period	141,471	-	116,344	261,758	68,714	123,539
Contracts in Annuity Payment Period	170	-	176	575	134	181
Total Contract Owners' Equity	$ 141,641	$ -	$ 116,520	$ 262,333	$ 68,848	$ 123,720

Investment Shares	10,492	-	10,601	16,430	5,378	7,239
Investments at Cost	$ 152,931	$ -	$ 212,193	$ 253,985	$ 73,620	$ 129,555

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund 2010	J.P. Morgan International Opportunities Portfolio	J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMIT International Equity Fund

Assets:
Investments at Net Asset Value	$ 173,591	$ 450,582	$ 95,054	$ -	$ -	$ 228
Total Assets	173,591	450,582	95,054	-	-	228

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	173,591	450,582	95,054	-	-	228

Contract Owners' Equity:
Contracts in Accumulation Period	173,591	450,039	95,001	-	-	228
Contracts in Annuity Payment Period	-	543	53	-	-	-
Total Contract Owners' Equity	$ 173,591	$ 450,582	$ 95,054	$ -	$ -	$ 228

Investment Shares	24,312	34,850	5,941	-	-	24
Investments at Cost	$ 168,146	$ 446,365	$ 96,158	$ -	$ -	$ 168

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA

Assets:
Investments at Net Asset Value	$ 357	$ 532,799	$ 549,364	$ 53,180	$ 93,465	$ 12,389
Total Assets	357	532,799	549,364	53,180	93,465	12,389

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	357	532,799	549,364	53,180	93,465	12,389

Contract Owners' Equity:
Contracts in Accumulation Period	357	532,651	549,042	53,180	93,343	12,389
Contracts in Annuity Payment Period	-	148	322	-	122	-
Total Contract Owners' Equity	$ 357	$ 532,799	$ 549,364	$ 53,180	$ 93,465	$ 12,389

Investment Shares	26	28,252	37,595	4,458	3,527	6,257
Investments at Cost	$ 267	$ 500,047	$ 592,495	$ 50,284	$ 83,700	$ 19,228

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio

Assets:
Investments at Net Asset Value	$ 65,355	$ 188,459	$ 155,748	$ 76,335	$ 98,030	$ 10,923
Total Assets	65,355	188,459	155,748	76,335	98,030	10,923

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	65,355	188,459	155,748	76,335	98,030	10,923

Contract Owners' Equity:
Contracts in Accumulation Period	65,296	188,443	155,748	76,335	98,028	10,923
Contracts in Annuity Payment Period	59	16	-	-	2	-
Total Contract Owners' Equity	$ 65,355	$ 188,459	$ 155,748	$ 76,335	$ 98,030	$ 10,923

Investment Shares	3,595	18,034	18,110	6,020	7,707	926
Investments at Cost	$ 64,021	$ 188,351	$ 181,411	$ 73,362	$ 99,752	$ 10,982

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Growth and Income Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio

Assets:
Investments at Net Asset Value	$ 193,247	$ 299,229	$ -	$ 779,577	$1,700	$ 61,488
Total Assets	193,247	299,229	-	779,577	1,700	61,488

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	193,247	299,229	-	779,577	1,700	61,488

Contract Owners' Equity:
Contracts in Accumulation Period	193,218	299,151	-	779,395	1,687	61,442
Contracts in Annuity Payment Period	29	78	-	182	13	46
Total Contract Owners' Equity	$ 193,247	$ 299,229	$ -	$ 779,577	$1,700	$ 61,488

Investment Shares	26,545	24,054	-	72,050	95	9,683
Investments at Cost	$ 181,076	$ 297,818	$ -	$ 759,652	$1,589	$ 88,594

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund

Assets:
Investments at Net Asset Value	$ 10,271	$ 13,247	$ 10,145	$ 223,268	$ 221,537	$ 399,185
Total Assets	10,271	13,247	10,145	223,268	221,537	399,185

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	10,271	13,247	10,145	223,268	221,537	399,185

Contract Owners' Equity:
Contracts in Accumulation Period	10,271	13,247	10,125	222,952	221,377	398,638
Contracts in Annuity Payment Period	-	-	20	316	160	547
Total Contract Owners' Equity	$ 10,271	$ 13,247	$ 10,145	$ 223,268	$ 221,537	$ 399,185

Investment Shares	2,262	2,004	1,085	16,432	12,743	38,215
Investments at Cost	$ 14,129	$ 13,300	$ 15,897	$ 232,513	$ 210,154	$ 464,236

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Enterprise Portfolio	Van Kampen LIT Growth and Income Portfolio	Total All Funds

Assets:
Investments at Net Asset Value	$1,979	$ -	$ 446	$ 15,241,712
Total Assets	1,979	-	446	15,241,712

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-
Total Liabilities	-	-	-	-
Net Assets:	1,979	-	446	15,241,712

Contract Owners' Equity:
Contracts in Accumulation Period	1,975	-	420	15,234,278
Contracts in Annuity Payment Period	4	-	26	7,434
Total Contract Owners' Equity	$1,979	$ -	$ 446	$ 15,241,712

Investment Shares	71	-	27	2,182,645
Investments at Cost	$1,941	$ -	$ 457	$ 15,517,746

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AIM V.I. Capital Appreciation Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$27	$51	$18	$ -	$21	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	70	49	21	28	47	54
Investment Income (Loss),Net	(43)	2	(3)	(28)	(26)	(54)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(412)	(95)	27	(143)	(287)	(760)
Realized Gains (Losses) on Investments, Net	(412)	(95)	27	(143)	(287)	(760)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,204	758	320	935	1,482	2,075
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	792	663	347	792	1,195	1,315
Net Increase (Decrease) in Net Assets From Operations	$ 749	$ 665	$ 344	$ 764	$1,169	$1,261

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Alger American SmallCap Growth Portfolio	AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL BlackRock Growth Fund
			(B)	(B)		(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$2,755	$17	$ -	$3	$ 316

Expenses:
Mortality and Expense Risk and Administrative Charges	9	3,671	4	533	2,439	2,245
Investment Income (Loss),Net	(9)	(916)	13	(533)	(2,436)	(1,929)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(10)	(20,858)	3	6	(1,532)	(34,413)
Realized Gains (Losses) on Investments, Net	(10)	(20,858)	3	6	(1,532)	(34,413)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	212	64,996	4	1,818	35,219	66,054
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	202	44,138	7	1,824	33,687	31,641
Net Increase (Decrease) in Net Assets From Operations	$ 193	$43,222	$20	$1,291	$31,251	$29,712

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Columbia Technology Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund
			(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ 299	$ 113	$ -	$2,770	$ 677	$7,404

Expenses:
Mortality and Expense Risk and Administrative Charges	758	872	939	7,318	2,728	4,955
Investment Income (Loss),Net	(459)	(759)	(939)	(4,548)	(2,051)	2,449
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(7,040)	(6,705)	(10,712)	(10,713)	(16,131)	(29,654)
Realized Gains (Losses) on Investments, Net	(7,040)	(6,705)	(10,712)	(10,713)	(16,131)	(29,654)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	17,478	15,653	30,167	109,515	55,482	79,388
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	10,438	8,948	19,455	98,802	39,351	49,734
Net Increase (Decrease) in Net Assets From Operations	$9,979	$8,189	$18,516	$94,254	$37,300	$52,183

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL First Trust Target Double Play Fund	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund
	(E)		(B)		(B)
Investment Income:
Dividends Reinvested in Fund Shares	$2,581	$2,733	$ 240	$8,736	$56	$15,291

Expenses:
Mortality and Expense Risk and Administrative Charges	962	3,316	13	9,036	10	15,027
Investment Income (Loss),Net	1,619	(583)	227	(300)	46	264
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	13,707	-	28,921
Realized Gains (Losses) on Sales of Investments, Net	(39,972)	(17,915)	95	(12,507)	28	(70,109)
Realized Gains (Losses) on Investments, Net	(39,972)	(17,915)	95	1,200	28	(41,188)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	42,756	58,180	942	98,832	(13)	223,241
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,784	40,265	1,037	100,032	15	182,053
Net Increase (Decrease) in Net Assets From Operations	$4,403	$39,682	$1,264	$99,732	$61	$ 182,317

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Fusion Moderate Fund	AZL International Index Fund	AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Moderate Index Strategy Fund
		(B)	(E)			(B)
Investment Income:
Dividends Reinvested in Fund Shares	$13,474	$ -	$2,872	$ 261	$45	$1

Expenses:
Mortality and Expense Risk and Administrative Charges	14,511	156	983	1,689	4,501	676
Investment Income (Loss),Net	(1,037)	(156)	1,889	(1,428)	(4,456)	(675)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	17,169	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(25,762)	(1)	(48,168)	(10,445)	(12,703)	101
Realized Gains (Losses) on Investments, Net	(8,593)	(1)	(48,168)	(10,445)	(12,703)	101
Net Change in Unrealized Appreciation
(Depreciation) on Investments	183,098	(131)	59,301	31,486	101,657	3,019
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	174,505	(132)	11,133	21,041	88,954	3,120
Net Increase (Decrease) in Net Assets From Operations	$ 173,468	$(288)	$13,022	$19,613	$84,498	$2,445

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Money Market Fund	AZL NACM International Fund	AZL OCC Growth Fund	AZL OCC Opportunity Fund	AZL Oppenheimer Global Fund	AZL Oppenheimer International Growth Fund
		(E)	(B)		(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$2,235	$ 948	$1	$ -	$2,659	$3,031

Expenses:
Mortality and Expense Risk and Administrative Charges	20,771	136	2	2,123	1,786	1,927
Investment Income (Loss),Net	(18,536)	812	(1)	(2,123)	873	1,104
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1)	(2,030)	4	(11,177)	(16,209)	(27,023)
Realized Gains (Losses) on Investments, Net	(1)	(2,030)	4	(11,177)	(16,209)	(27,023)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	3,029	127	53,690	46,612	62,336
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	999	131	42,513	30,403	35,313
Net Increase (Decrease) in Net Assets From Operations	$ (18,536)	$1,811	$ 130	$40,390	$31,276	$36,417

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund
	(E)				(E)
Investment Income:
Dividends Reinvested in Fund Shares	$7,258	$ 917	$ 134	$ 413	$ 639	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	300	4,806	544	4,371	287	2,465
Investment Income (Loss),Net	6,958	(3,889)	(410)	(3,958)	352	(2,465)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,488	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(3,737)	(13,491)	2,562	(10,898)	(56)	(13,202)
Realized Gains (Losses) on Investments, Net	(2,249)	(13,491)	2,562	(10,898)	(56)	(13,202)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,547	68,876	17,965	118,473	5,936	41,131
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,298	55,385	20,527	107,575	5,880	27,929
Net Increase (Decrease) in Net Assets From Operations	$8,256	$51,496	$20,117	$ 103,617	$6,232	$25,464

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL TargetPLUS Balanced Fund	AZL TargetPLUS Equity Fund	AZL TargetPLUS Growth Fund	AZL TargetPLUS Moderate Fund	AZL Turner Quantitative Small Cap Growth Fund	AZL Van Kampen Equity and Income Fund
	(E)	(E)	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$2,910	$2,726	$3,005	$2,333	$ -	$4,463

Expenses:
Mortality and Expense Risk and Administrative Charges	1,693	1,030	1,322	1,047	485	4,056
Investment Income (Loss),Net	1,217	1,696	1,683	1,286	(485)	407
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	13,020	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	1,851	(26,046)	(10,929)	(1,093)	(4,499)	(6,858)
Realized Gains (Losses) on Investments, Net	14,871	(26,046)	(10,929)	(1,093)	(4,499)	(6,858)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,023	38,143	25,843	11,882	11,246	48,242
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	19,894	12,097	14,914	10,789	6,747	41,384
Net Increase (Decrease) in Net Assets From Operations	$21,111	$13,793	$16,597	$12,075	$6,262	$41,791

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Van Kampen Global Real Estate Fund	AZL Van Kampen Growth and Income Fund	AZL Van Kampen International Equity Fund	AZL Van Kampen Mid Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 758	$4,006	$17,203	$ -	$9,421	$ 545

Expenses:
Mortality and Expense Risk and Administrative Charges	1,157	3,304	4,942	5,066	8,530	1,337
Investment Income (Loss),Net	(399)	702	12,261	(5,066)	891	(792)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(14,896)	(14,654)	(14,774)	(25,047)	5,383	(6,519)
Realized Gains (Losses) on Investments, Net	(14,896)	(14,654)	(14,774)	(25,047)	5,383	(6,519)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	34,365	46,347	46,173	132,522	72,101	29,118
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	19,469	31,693	31,399	107,475	77,484	22,599
Net Increase (Decrease) in Net Assets From Operations	$19,070	$32,395	$43,660	$ 102,409	$78,375	$21,807

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Davis VA Real Estate Portfolio	Davis VA Value Portfolio	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund
			(C)
Investment Income:
Dividends Reinvested in Fund Shares	$16	$ 569	$ 342	$10,319	$11,338	$55,082

Expenses:
Mortality and Expense Risk and Administrative Charges	10	1,270	558	3,309	3,221	12,338
Investment Income (Loss),Net	6	(701)	(216)	7,010	8,117	42,744
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(238)	(2,164)	(83,468)	(28,655)	(6,460)	(54,897)
Realized Gains (Losses) on Investments, Net	(238)	(2,164)	(83,468)	(28,655)	(6,460)	(54,897)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	372	19,470	90,295	66,149	52,383	205,950
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	134	17,306	6,827	37,494	45,923	151,053
Net Increase (Decrease) in Net Assets From Operations	$ 140	$16,605	$6,611	$44,504	$54,040	$ 193,797

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund
		(C)
Investment Income:
Dividends Reinvested in Fund Shares	$1,936	$11	$12,980	$3,881	$1,078	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	2,395	101	1,936	4,441	1,265	1,946
Investment Income (Loss),Net	(459)	(90)	11,044	(560)	(187)	(1,946)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	2,893	-
Realized Gains (Losses) on Sales of Investments, Net	(8,655)	-	(28,356)	(8,285)	(3,435)	(8,369)
Realized Gains (Losses) on Investments, Net	(8,655)	-	(28,356)	(8,285)	(542)	(8,369)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	40,050	-	33,534	42,243	15,801	48,017
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	31,395	-	5,178	33,958	15,259	39,648
Net Increase (Decrease) in Net Assets From Operations	$30,936	$ (90)	$16,222	$33,398	$15,072	$37,702

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund 2010	J.P. Morgan International Opportunities Portfolio	J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMIT International Equity Fund
				(C)	(C)	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$3,918	$17,530	$4,773	$8	$7	$3

Expenses:
Mortality and Expense Risk and Administrative Charges	3,173	8,548	2,157	-	1	2
Investment Income (Loss),Net	745	8,982	2,616	8	6	1
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	8	-	-
Realized Gains (Losses) on Sales of Investments, Net	(8,229)	3,499	198	(77)	(135)	4
Realized Gains (Losses) on Investments, Net	(8,229)	3,499	198	(69)	(135)	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	45,306	(7,046)	(4,510)	72	122	60
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	37,077	(3,547)	(4,312)	3	(13)	64
Net Increase (Decrease) in Net Assets From Operations	$37,822	$5,435	$ (1,696)	$11	$ (7)	$65

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA
	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$5,884	$9,769	$ 277	$1,933	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	4	9,651	9,600	865	1,675	189
Investment Income (Loss),Net	(4)	(3,767)	169	(588)	258	(189)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	13,387	-	-	1,843	-
Realized Gains (Losses) on Sales of Investments, Net	5	(12,424)	(56,811)	(4,310)	(2,088)	(4,521)
Realized Gains (Losses) on Investments, Net	5	963	(56,811)	(4,310)	(245)	(4,521)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	90	96,084	163,645	18,303	26,902	7,099
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	95	97,047	106,834	13,993	26,657	2,578
Net Increase (Decrease) in Net Assets From Operations	$91	$93,280	$ 107,003	$13,405	$26,915	$2,389

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio
						(B)
Investment Income:
Dividends Reinvested in Fund Shares	$1,154	$11,601	$7,451	$3,100	$2,576	$52

Expenses:
Mortality and Expense Risk and Administrative Charges	1,172	3,112	2,532	1,124	1,706	18
Investment Income (Loss),Net	(18)	8,489	4,919	1,976	870	34
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	12,504	-	8,325	23
Realized Gains (Losses) on Sales of Investments, Net	(1,828)	(6,202)	(20,955)	(1,306)	(152)	(1)
Realized Gains (Losses) on Investments, Net	(1,828)	(6,202)	(8,451)	(1,306)	8,173	22
Net Change in Unrealized Appreciation
(Depreciation) on Investments	15,597	24,978	43,227	11,255	1,689	(59)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	13,769	18,776	34,776	9,949	9,862	(37)
Net Increase (Decrease) in Net Assets From Operations	$13,751	$27,265	$39,695	$11,925	$10,732	$ (3)

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Growth and Income Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio
			(D)
Investment Income:
Dividends Reinvested in Fund Shares	$12,784	$8,049	$ 350	$34,114	$ -	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	3,061	5,444	67	13,434	25	1,069
Investment Income (Loss),Net	9,723	2,605	283	20,680	(25)	(1,069)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	11,359	-	23,273	-	1,332
Realized Gains (Losses) on Sales of Investments, Net	(5,199)	(2,108)	(3,752)	6,973	(61)	(8,353)
Realized Gains (Losses) on Investments, Net	(5,199)	9,251	(3,752)	30,246	(61)	(7,021)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	44,369	25,110	3,488	21,103	758	23,990
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	39,170	34,361	(264)	51,349	697	16,969
Net Increase (Decrease) in Net Assets From Operations	$48,893	$36,966	$19	$72,029	$ 672	$15,900

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 119	$ -	$ 879	$7,119	$23,325	$11,531

Expenses:
Mortality and Expense Risk and Administrative Charges	193	243	132	3,309	3,308	6,540
Investment Income (Loss),Net	(74)	(243)	747	3,810	20,017	4,991
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	136	8,275	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1,466)	(573)	(1,584)	(13,274)	1,611	(55,868)
Realized Gains (Losses) on Investments, Net	(1,466)	(573)	(1,448)	(4,999)	1,611	(55,868)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,243	4,832	2,422	59,960	3,911	140,619
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,777	4,259	974	54,961	5,522	84,751
Net Increase (Decrease) in Net Assets From Operations	$2,703	$4,016	$1,721	$58,771	$25,539	$89,742

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Enterprise Portfolio	Van Kampen LIT Growth and Income Portfolio	Total All Funds
		(C)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$2	$19	$ 392,245

Expenses:
Mortality and Expense Risk and Administrative Charges	29	-	8	266,288
Investment Income (Loss),Net	(29)	2	11	125,957
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	157,663
Realized Gains (Losses) on Sales of Investments, Net	(78)	(81)	(65)	(1,022,319)
Realized Gains (Losses) on Investments, Net	(78)	(81)	(65)	(864,656)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	928	82	135	3,600,884
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	850	1	70	2,736,228
Net Increase (Decrease) in Net Assets From Operations	$ 821	$3	$81	$2,862,185

(A) Period from April 23, 2009 (fund commencement) to December 31, 2009
(B) Period from October 23, 2009 (fund commencement) to December 31, 2009
(C) Period from January 1, 2009 through April 23, 2009 (fund termination)
(D) Period from January 1, 2009 through July 17, 2009 (fund termination)
(E) Period from January 1, 2009 through October 23, 2009 (fund termination

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AIM V.I. Capital Appreciation Fund		AIM V.I. Core Equity Fund		AIM V.I. International Growth Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (43)	$ (113)	$ 2	$12	$(3)	$ (22)
Realized Gains (Losses) on Investments, Net	(412)	(133)	(95)	35	27	151
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,204	(3,548)	758	(1,477)	320	(1,076)
Net Increase (Decrease) in Net Assets
From Operations	749	(3,794)	665	(1,430)	344	(947)

Contract Transactions-All Products
Purchase Payments	5	-	1	-	-	-
Transfers Between Funds	(291)	(280)	(145)	(220)	(100)	(112)
Surrenders and Terminations	(407)	(717)	(286)	(662)	(83)	(212)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(5)	(5)	(2)	(3)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(698)	(1,002)	(432)	(885)	(184)	(325)
Increase (Decrease) in Net Assets	51	(4,796)	233	(2,315)	160	(1,272)
Net Assets at Beginning of Period	4,594	9,390	2,884	5,199	1,221	2,493
Net Assets at End of Period	$ 4,645	$ 4,594	$ 3,117	$ 2,884	$ 1,381	$ 1,221

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (28)	$ (41)	$ (26)	$ (59)	$ (54)	$ (90)
Realized Gains (Losses) on Investments, Net	(143)	(105)	(287)	(340)	(760)	1,610
Net Change in Unrealized Appreciation
(Depreciation) on Investments	935	(1,478)	1,482	(2,270)	2,075	(6,220)
Net Increase (Decrease) in Net Assets
From Operations	764	(1,624)	1,169	(2,669)	1,261	(4,700)

Contract Transactions-All Products
Purchase Payments	8	-	4	-	1	-
Transfers Between Funds	(169)	(108)	(157)	(237)	(137)	(521)
Surrenders and Terminations	(124)	(397)	(149)	(646)	(402)	(790)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(2)	(2)	(3)	(3)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(287)	(507)	(304)	(886)	(541)	(1,314)
Increase (Decrease) in Net Assets	477	(2,131)	865	(3,555)	720	(6,014)
Net Assets at Beginning of Period	1,750	3,881	2,797	6,352	2,941	8,955
Net Assets at End of Period	$ 2,227	$ 1,750	$ 3,662	$ 2,797	$ 3,661	$ 2,941

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Alger American SmallCap Growth Portfolio		AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund
	2009	2008	2009	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(9)	$ (13)	$ (916)	$(3,449)	$13	$-
Realized Gains (Losses) on Investments, Net	(10)	168	(20,858)	5,880	3	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	212	(630)	64,996	(119,437)	4	-
Net Increase (Decrease) in Net Assets
From Operations	193	(475)	43,222	(117,006)	20	-

Contract Transactions-All Products
Purchase Payments	-	-	12,475	41,399	1,975	-
Transfers Between Funds	(33)	(60)	136,810	(74,617)	803	-
Surrenders and Terminations	(30)	(62)	(9,343)	(15,302)	-	-
Rescissions	-	-	(760)	(2,009)	(9)	-
Bonus (Recapture)	-	-	105	633	41	-
Contract Maintenance Charge	-	-	(68)	(53)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(63)	(122)	139,219	(49,949)	2,810	-
Increase (Decrease) in Net Assets	130	(597)	182,441	(166,955)	2,830	-
Net Assets at Beginning of Period	479	1,076	133,883	300,838	-	-
Net Assets at End of Period	$609	$479	$316,324	$133,883	$ 2,830	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund			AZL BlackRock Growth Fund
	2009 (B)	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (533)	$-	$(2,436)	$(1,048)	$(1,929)	$(2,747)
Realized Gains (Losses) on Investments, Net	6	-	(1,532)	(4,399)	(34,413)	(20,040)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,818	-	35,219	(19,459)	66,054	(76,394)
Net Increase (Decrease) in Net Assets
From Operations	1,291	-	31,251	(24,906)	29,712	(99,181)

Contract Transactions-All Products
Purchase Payments	5,486	-	19,429	17,754	5,665	30,556
Transfers Between Funds	124,058	-	239,918	(7,081)	(160,898)	22,142
Surrenders and Terminations	(1,009)	-	(6,325)	(2,984)	(6,601)	(9,029)
Rescissions	(15)	-	(742)	(370)	(360)	(1,308)
Bonus (Recapture)	15	-	122	175	37	441
Contract Maintenance Charge	(6)	-	(40)	(13)	(53)	(36)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	128,529	-	252,362	7,481	(162,210)	42,766
Increase (Decrease) in Net Assets	129,820	-	283,613	(17,425)	(132,498)	(56,415)
Net Assets at Beginning of Period	-	-	42,814	60,239	132,498	188,913
Net Assets at End of Period	$129,820	$-	$326,427	$42,814	$-	$132,498

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund		AZL Columbia Technology Fund
	2009	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (459)	$ (517)	$ (759)	$ (679)	$ (939)	$(1,372)
Realized Gains (Losses) on Investments, Net	(7,040)	(4,546)	(6,705)	(5,725)	(10,712)	(5,708)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	17,478	(18,633)	15,653	(13,302)	30,167	(40,210)
Net Increase (Decrease) in Net Assets
From Operations	9,979	(23,696)	8,189	(19,706)	18,516	(47,290)

Contract Transactions-All Products
Purchase Payments	7,481	14,409	6,240	8,443	4,395	13,792
Transfers Between Funds	17,353	(3,818)	1,200	(7,495)	(58,690)	(24,865)
Surrenders and Terminations	(1,622)	(1,489)	(2,052)	(3,357)	(2,329)	(4,875)
Rescissions	(352)	(308)	(285)	(180)	(196)	(421)
Bonus (Recapture)	34	153	39	88	36	251
Contract Maintenance Charge	(10)	(7)	(16)	(13)	(19)	(18)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	22,884	8,940	5,126	(2,514)	(56,803)	(16,136)
Increase (Decrease) in Net Assets	32,863	(14,756)	13,315	(22,220)	(38,287)	(63,426)
Net Assets at Beginning of Period	25,031	39,787	34,886	57,106	38,287	101,713
Net Assets at End of Period	$57,894	$25,031	$48,201	$34,886	$-	$38,287

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Davis NY Venture Fund		AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(4,548)	$(3,196)	$(2,051)	$(3,421)	$ 2,449	$235
Realized Gains (Losses) on Investments, Net	(10,713)	(6,163)	(16,131)	(4,266)	(29,654)	(3,069)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	109,515	(126,101)	55,482	(97,602)	79,388	(173,263)
Net Increase (Decrease) in Net Assets
From Operations	94,254	(135,460)	37,300	(105,289)	52,183	(176,097)

Contract Transactions-All Products
Purchase Payments	29,339	57,015	7,404	19,855	9,348	22,188
Transfers Between Funds	(21,949)	34,789	(5,583)	(60,641)	(12,611)	(134,542)
Surrenders and Terminations	(25,390)	(23,057)	(9,813)	(19,106)	(18,490)	(39,002)
Rescissions	(1,317)	(2,194)	(304)	(562)	(402)	(677)
Bonus (Recapture)	116	526	45	182	57	198
Contract Maintenance Charge	(179)	(91)	(64)	(63)	(128)	(132)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(19,380)	66,988	(8,315)	(60,335)	(22,226)	(151,967)
Increase (Decrease) in Net Assets	74,874	(68,472)	28,985	(165,624)	29,957	(328,064)
Net Assets at Beginning of Period	326,971	395,443	121,848	287,472	236,303	564,367
Net Assets at End of Period	$401,845	$326,971	$150,833	$121,848	$266,260	$236,303

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL First Trust Target Double Play Fund		AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund
	2009 (E)	2008	2009	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 1,619	$ (914)	$ (583)	$(1,905)	$227	$-
Realized Gains (Losses) on Investments, Net	(39,972)	(13,708)	(17,915)	(13,802)	95	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	42,756	(42,470)	58,180	(70,307)	942	-
Net Increase (Decrease) in Net Assets
From Operations	4,403	(57,092)	39,682	(86,014)	1,264	-

Contract Transactions-All Products
Purchase Payments	13,148	42,319	13,359	31,569	49,303	-
Transfers Between Funds	(71,012)	(11,624)	(6,081)	(70,214)	3,662	-
Surrenders and Terminations	(1,589)	(4,466)	(8,635)	(15,138)	(5)	-
Rescissions	(630)	(1,023)	(538)	(1,043)	(29)	-
Bonus (Recapture)	140	354	88	405	39	-
Contract Maintenance Charge	(20)	(17)	(70)	(62)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(59,963)	25,543	(1,877)	(54,483)	52,970	-
Increase (Decrease) in Net Assets	(55,560)	(31,549)	37,805	(140,497)	54,234	-
Net Assets at Beginning of Period	55,560	87,109	142,496	282,993	-	-
Net Assets at End of Period	$-	$55,560	$180,301	$142,496	$54,234	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund			AZL Fusion Growth Fund
	2009	2008	2009 (B)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (300)	$ 1,537	$46	$-	$264	$(5,105)
Realized Gains (Losses) on Investments, Net	1,200	(12,627)	28	-	(41,188)	(15,440)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	98,832	(102,824)	(13)	-	223,241	(412,444)
Net Increase (Decrease) in Net Assets
From Operations	99,732	(113,914)	61	-	182,317	(432,989)

Contract Transactions-All Products
Purchase Payments	149,558	134,234	2,429	-	64,324	231,627
Transfers Between Funds	49,595	(59,126)	3,354	-	(24,243)	(239,071)
Surrenders and Terminations	(23,148)	(30,297)	(4)	-	(32,178)	(48,850)
Rescissions	(5,412)	(3,555)	-	-	(3,620)	(6,634)
Bonus (Recapture)	1,377	1,253	4	-	655	3,249
Contract Maintenance Charge	(116)	(73)	-	-	(323)	(254)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	171,854	42,436	5,783	-	4,615	(59,933)
Increase (Decrease) in Net Assets	271,586	(71,478)	5,844	-	186,932	(492,922)
Net Assets at Beginning of Period	286,477	357,955	-	-	610,094	1,103,016
Net Assets at End of Period	$558,063	$286,477	$ 5,844	$-	$797,026	$610,094

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Fusion Moderate Fund		AZL International Index Fund		AZL JPMorgan Large Cap Equity Fund
	2009	2008	2009 (B)	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1,037)	$ 2,073	$ (156)	$-	$ 1,889	$(2,141)
Realized Gains (Losses) on Investments, Net	(8,593)	(20,253)	(1)	-	(48,168)	(15,360)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	183,098	(237,537)	(131)	-	59,301	(67,522)
Net Increase (Decrease) in Net Assets
From Operations	173,468	(255,717)	(288)	-	13,022	(85,023)

Contract Transactions-All Products
Purchase Payments	319,528	162,682	453	-	2,746	11,858
Transfers Between Funds	17,223	(247,181)	35,196	-	(69,769)	(34,707)
Surrenders and Terminations	(28,329)	(45,875)	(340)	-	(3,203)	(7,696)
Rescissions	(8,559)	(5,042)	(10)	-	(201)	(435)
Bonus (Recapture)	2,354	1,553	6	-	15	147
Contract Maintenance Charge	(227)	(175)	(2)	-	(28)	(35)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	301,990	(134,038)	35,303	-	(70,440)	(30,868)
Increase (Decrease) in Net Assets	475,458	(389,755)	35,015	-	(57,418)	(115,891)
Net Assets at Beginning of Period	419,531	809,286	-	-	57,418	173,309
Net Assets at End of Period	$894,989	$419,531	$35,015	$-	$-	$57,418

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL JPMorgan U.S. Equity Fund		AZL LMP Large Cap Growth Fund		AZL MFS Investors Trust Fund
	2009	2008	2009	2008 (H)	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1,428)	$(1,002)	$-	$(1,811)	$(4,456)	$(3,369)
Realized Gains (Losses) on Investments, Net	(10,445)	3,152	-	(34,159)	(12,703)	(15,867)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	31,486	(48,227)	-	(22,671)	101,657	(98,887)
Net Increase (Decrease) in Net Assets
From Operations	19,613	(46,077)	-	(58,641)	84,498	(118,123)

Contract Transactions-All Products
Purchase Payments	4,628	13,176	-	5,044	21,470	48,108
Transfers Between Funds	62,769	(35,289)	-	(83,046)	11,897	47,189
Surrenders and Terminations	(4,444)	(6,241)	-	(10,095)	(13,376)	(11,600)
Rescissions	(205)	(419)	-	(123)	(1,043)	(1,623)
Bonus (Recapture)	37	212	-	64	131	456
Contract Maintenance Charge	(39)	(28)	-	(30)	(86)	(47)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	62,746	(28,589)	-	(88,186)	18,993	82,483
Increase (Decrease) in Net Assets	82,359	(74,666)	-	(146,827)	103,491	(35,640)
Net Assets at Beginning of Period	60,030	134,696	-	146,827	162,427	198,067
Net Assets at End of Period	$142,389	$60,030	$-	$-	$265,918	$162,427

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Moderate Index Strategy Fund		AZL Money Market Fund		AZL NACM International Fund
	2009 (B)	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (675)	$-	$ (18,536)	$ 3,235	$812	$34
Realized Gains (Losses) on Investments, Net	101	-	(1)	-	(2,030)	(1,356)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,019	-	1	(1)	3,029	(2,713)
Net Increase (Decrease) in Net Assets
From Operations	2,445	-	(18,536)	3,234	1,811	(4,035)

Contract Transactions-All Products
Purchase Payments	6,611	-	499,931	453,325	1,089	4,925
Transfers Between Funds	156,331	-	(441,298)	111,641	(9,098)	(161)
Surrenders and Terminations	(1,127)	-	(138,761)	(167,065)	(188)	(363)
Rescissions	(381)	-	(19,060)	(13,417)	(78)	(223)
Bonus (Recapture)	50	-	3,843	5,136	3	41
Contract Maintenance Charge	(12)	-	(273)	(141)	(2)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	161,472	-	(95,618)	389,479	(8,274)	4,218
Increase (Decrease) in Net Assets	163,917	-	(114,154)	392,713	(6,463)	183
Net Assets at Beginning of Period	-	-	968,860	576,147	6,463	6,280
Net Assets at End of Period	$163,917	$-	$854,706	$968,860	$-	$ 6,463

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL OCC Growth Fund		AZL OCC Opportunity Fund		AZL OCC Value Fund
	2009 (B)	2008	2009	2008	2009	2008 (H)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1)	$-	$(2,123)	$(2,332)	$-	$ 3,021
Realized Gains (Losses) on Investments, Net	4	-	(11,177)	(6,986)	-	(238,254)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	127	-	53,690	(62,707)	-	28,734
Net Increase (Decrease) in Net Assets
From Operations	130	-	40,390	(72,025)	-	(206,499)

Contract Transactions-All Products
Purchase Payments	2,822	-	5,009	13,149	-	5,968
Transfers Between Funds	442	-	21,603	(29,872)	-	(206,511)
Surrenders and Terminations	2	-	(5,727)	(8,166)	-	(27,785)
Rescissions	-	-	(187)	(461)	-	(372)
Bonus (Recapture)	3	-	35	164	-	53
Contract Maintenance Charge	-	-	(45)	(35)	-	(91)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	3,269	-	20,688	(25,221)	-	(228,738)
Increase (Decrease) in Net Assets	3,399	-	61,078	(97,246)	-	(435,237)
Net Assets at Beginning of Period	-	-	66,668	163,914	-	435,237
Net Assets at End of Period	$ 3,399	$-	$127,746	$66,668	$-	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Oppenheimer Global Fund		AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund
	2009 (E)	2008	2009 (E)	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$873	$(1,921)	$ 1,104	$(1,658)	$ 6,958	$ (181)
Realized Gains (Losses) on Investments, Net	(16,209)	274	(27,023)	159	(2,249)	(1,307)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	46,612	(79,167)	62,336	(95,153)	3,547	(3,249)
Net Increase (Decrease) in Net Assets
From Operations	31,276	(80,814)	36,417	(96,652)	8,256	(4,737)

Contract Transactions-All Products
Purchase Payments	8,095	20,733	7,654	37,702	3,235	4,523
Transfers Between Funds	(127,675)	(49,384)	(139,889)	(68,680)	(19,843)	2,990
Surrenders and Terminations	(4,171)	(8,784)	(4,758)	(11,255)	(898)	(410)
Rescissions	(587)	(860)	(357)	(1,346)	(80)	(189)
Bonus (Recapture)	62	261	57	641	31	53
Contract Maintenance Charge	(43)	(45)	(39)	(43)	(4)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(124,319)	(38,079)	(137,332)	(42,981)	(17,559)	6,965
Increase (Decrease) in Net Assets	(93,043)	(118,893)	(100,915)	(139,633)	(9,303)	2,228
Net Assets at Beginning of Period	93,043	211,936	100,915	240,548	9,303	7,075
Net Assets at End of Period	$-	$93,043	$-	$100,915	$-	$ 9,303

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(3,889)	$(1,494)	$ (410)	$ (50)	$(3,958)	$(2,325)
Realized Gains (Losses) on Investments, Net	(13,491)	(17,243)	2,562	95	(10,898)	8,262
Net Change in Unrealized Appreciation
(Depreciation) on Investments	68,876	(59,104)	17,965	4,592	118,473	(76,510)
Net Increase (Decrease) in Net Assets
From Operations	51,496	(77,841)	20,117	4,637	103,617	(70,573)

Contract Transactions-All Products
Purchase Payments	27,354	37,536	1,185	508	13,742	35,163
Transfers Between Funds	141,275	201,960	(1,885)	27,195	27,060	20,630
Surrenders and Terminations	(15,981)	(5,471)	(5,266)	(569)	(11,024)	(6,927)
Rescissions	(925)	(586)	(5)	-	(628)	(1,281)
Bonus (Recapture)	247	521	-	-	172	513
Contract Maintenance Charge	(101)	(28)	(25)	(2)	(84)	(31)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	151,869	233,932	(5,996)	27,132	29,238	48,067
Increase (Decrease) in Net Assets	203,365	156,091	14,121	31,769	132,855	(22,506)
Net Assets at Beginning of Period	183,421	27,330	32,104	335	146,807	169,313
Net Assets at End of Period	$386,786	$183,421	$46,225	$32,104	$279,662	$146,807

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund			AZL TargetPLUS Balanced Fund
	2009 (E)	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$352	$(1)	$(2,465)	$ (297)	$ 1,217	$ (494)
Realized Gains (Losses) on Investments, Net	(56)	(2,966)	(13,202)	(14,361)	14,871	(2,395)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,936	(5,506)	41,131	(46,896)	5,023	(4,898)
Net Increase (Decrease) in Net Assets
From Operations	6,232	(8,473)	25,464	(61,554)	21,111	(7,787)

Contract Transactions-All Products
Purchase Payments	2,804	10,108	11,072	14,384	55,723	45,425
Transfers Between Funds	(20,538)	495	(6,665)	154,950	(120,995)	1,665
Surrenders and Terminations	(422)	(353)	(8,314)	(2,939)	(2,617)	(1,008)
Rescissions	(216)	(260)	(333)	(398)	(1,667)	(1,758)
Bonus (Recapture)	22	133	160	140	623	490
Contract Maintenance Charge	(4)	(2)	(56)	(18)	(12)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(18,354)	10,121	(4,136)	166,119	(68,945)	44,811
Increase (Decrease) in Net Assets	(12,122)	1,648	21,328	104,565	(47,834)	37,024
Net Assets at Beginning of Period	12,122	10,474	116,150	11,585	47,834	10,810
Net Assets at End of Period	$-	$12,122	$137,478	$116,150	$-	$47,834

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL TargetPLUS Equity Fund		AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund
	2009 (E)	2008	2009 (E)	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 1,696	$(1,455)	$ 1,683	$(1,174)	$ 1,286	$ (717)
Realized Gains (Losses) on Investments, Net	(26,046)	(11,782)	(10,929)	(6,072)	(1,093)	(3,490)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	38,143	(36,233)	25,843	(25,000)	11,882	(11,331)
Net Increase (Decrease) in Net Assets
From Operations	13,793	(49,470)	16,597	(32,246)	12,075	(15,538)

Contract Transactions-All Products
Purchase Payments	12,850	38,788	13,946	64,227	11,535	51,407
Transfers Between Funds	(80,872)	(13,861)	(92,420)	(3,446)	(72,731)	(2,340)
Surrenders and Terminations	(1,325)	(3,457)	(1,417)	(1,612)	(2,368)	(2,638)
Rescissions	(433)	(1,168)	(658)	(1,760)	(614)	(2,118)
Bonus (Recapture)	256	473	123	904	72	874
Contract Maintenance Charge	(22)	(17)	(22)	(10)	(12)	(4)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(69,546)	20,758	(80,448)	58,303	(64,118)	45,181
Increase (Decrease) in Net Assets	(55,753)	(28,712)	(63,851)	26,057	(52,043)	29,643
Net Assets at Beginning of Period	55,753	84,465	63,851	37,794	52,043	22,400
Net Assets at End of Period	$-	$55,753	$-	$63,851	$-	$52,043

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Turner Quantitative Small Cap Growth Fund		AZL Van Kampen Equity and Income Fund		AZL Van Kampen Global Real Estate Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (485)	$ (531)	$407	$ 1,363	$ (399)	$ (92)
Realized Gains (Losses) on Investments, Net	(4,499)	801	(6,858)	(4,660)	(14,896)	(10,753)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	11,246	(15,073)	48,242	(51,339)	34,365	(29,504)
Net Increase (Decrease) in Net Assets
From Operations	6,262	(14,803)	41,791	(54,636)	19,070	(40,349)

Contract Transactions-All Products
Purchase Payments	3,026	5,988	74,239	39,995	6,483	18,476
Transfers Between Funds	981	(5,215)	(5,815)	(79,130)	(302)	(13,786)
Surrenders and Terminations	(952)	(1,328)	(8,743)	(14,190)	(2,511)	(3,435)
Rescissions	(93)	(140)	(1,304)	(1,304)	(303)	(790)
Bonus (Recapture)	22	69	572	347	81	219
Contract Maintenance Charge	(8)	(6)	(54)	(45)	(21)	(17)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,976	(632)	58,895	(54,327)	3,427	667
Increase (Decrease) in Net Assets	9,238	(15,435)	100,686	(108,963)	22,497	(39,682)
Net Assets at Beginning of Period	17,898	33,333	133,400	242,363	45,174	84,856
Net Assets at End of Period	$27,136	$17,898	$234,086	$133,400	$67,671	$45,174

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Van Kampen Growth and Income Fund		AZL Van Kampen International Equity Fund		AZL Van Kampen Mid Cap Growth Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$702	$415	$12,261	$76	$(5,066)	$(5,587)
Realized Gains (Losses) on Investments, Net	(14,654)	(881)	(14,774)	11,392	(25,047)	10,859
Net Change in Unrealized Appreciation
(Depreciation) on Investments	46,347	(95,787)	46,173	(123,200)	132,522	(208,600)
Net Increase (Decrease) in Net Assets
From Operations	32,395	(96,253)	43,660	(111,732)	102,409	(203,328)

Contract Transactions-All Products
Purchase Payments	13,077	22,766	17,743	44,269	17,465	53,960
Transfers Between Funds	(11,251)	(67,353)	99,889	(113,849)	13,450	(103,414)
Surrenders and Terminations	(11,541)	(24,891)	(13,359)	(21,493)	(15,092)	(25,194)
Rescissions	(433)	(944)	(870)	(1,440)	(666)	(2,695)
Bonus (Recapture)	96	227	188	396	149	708
Contract Maintenance Charge	(74)	(70)	(98)	(80)	(103)	(89)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,126)	(70,265)	103,493	(92,197)	15,203	(76,724)
Increase (Decrease) in Net Assets	22,269	(166,518)	147,153	(203,929)	117,612	(280,052)
Net Assets at Beginning of Period	156,857	323,375	202,363	406,292	184,718	464,770
Net Assets at End of Period	$179,126	$156,857	$349,516	$202,363	$302,330	$184,718

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	BlackRock Global Allocations V.I. Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2009	2008 (F)	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$891	$ 2,094	$ (792)	$(1,447)	$ 6	$(1)
Realized Gains (Losses) on Investments, Net	5,383	(3,292)	(6,519)	(6,254)	(238)	(45)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	72,101	(7,195)	29,118	(37,060)	372	(613)
Net Increase (Decrease) in Net Assets
From Operations	78,375	(8,393)	21,807	(44,761)	140	(659)

Contract Transactions-All Products
Purchase Payments	286,807	92,699	6,868	13,680	-	-
Transfers Between Funds	117,152	48,237	2,806	(11,239)	(69)	(147)
Surrenders and Terminations	(10,693)	(1,397)	(3,934)	(6,651)	(120)	(115)
Rescissions	(7,745)	(2,222)	(269)	(378)	-	-
Bonus (Recapture)	1,957	634	72	163	-	-
Contract Maintenance Charge	(51)	(5)	(28)	(23)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	387,427	137,946	5,515	(4,448)	(189)	(262)
Increase (Decrease) in Net Assets	465,802	129,553	27,322	(49,209)	(49)	(921)
Net Assets at Beginning of Period	129,553	-	48,716	97,925	684	1,605
Net Assets at End of Period	$595,355	$129,553	$76,038	$48,716	$635	$684

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Davis VA Value Portfolio		Dreyfus IP Small Cap Stock Index Portfolio		Dreyfus Stock Index Fund
	2009	2008	2009	2008 (G)	2009	2008 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (701)	$(1,233)	$-	$(1,055)	$-	$(1,433)
Realized Gains (Losses) on Investments, Net	(2,164)	6,839	-	27,562	-	22,557
Net Change in Unrealized Appreciation
(Depreciation) on Investments	19,470	(63,566)	-	(30,559)	-	(65,587)
Net Increase (Decrease) in Net Assets
From Operations	16,605	(57,960)	-	(4,052)	-	(44,463)

Contract Transactions-All Products
Purchase Payments	380	669	-	1,773	-	2,020
Transfers Between Funds	(4,773)	(27,614)	-	(209,849)	-	(265,090)
Surrenders and Terminations	(6,255)	(14,262)	-	(11,313)	-	(21,748)
Rescissions	(28)	(13)	-	(55)	-	(165)
Bonus (Recapture)	2	8	-	12	-	9
Contract Maintenance Charge	(34)	(38)	-	(36)	-	(56)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,708)	(41,250)	-	(219,468)	-	(285,030)
Increase (Decrease) in Net Assets	5,897	(99,210)	-	(223,520)	-	(329,493)
Net Assets at Beginning of Period	67,417	166,627	-	223,520	-	329,493
Net Assets at End of Period	$73,314	$67,417	$-	$-	$-	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2009 (C)	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (216)	$(2,844)	$ 7,010	$ 6,091	$ 8,117	$13,227
Realized Gains (Losses) on Investments, Net	(83,468)	(12,227)	(28,655)	(1,893)	(6,460)	(14,788)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	90,295	(96,227)	66,149	(143,342)	52,383	(37,897)
Net Increase (Decrease) in Net Assets
From Operations	6,611	(111,298)	44,504	(139,144)	54,040	(39,458)

Contract Transactions-All Products
Purchase Payments	1,743	15,708	5,310	4,983	23,994	16,349
Transfers Between Funds	(111,377)	(53,937)	(10,729)	(49,397)	41,729	(45,460)
Surrenders and Terminations	(3,847)	(18,154)	(25,337)	(44,664)	(15,119)	(17,652)
Rescissions	(80)	(539)	(12)	(236)	(774)	(676)
Bonus (Recapture)	16	286	(1)	29	209	192
Contract Maintenance Charge	(32)	(100)	(136)	(152)	(70)	(55)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(113,577)	(56,736)	(30,905)	(89,437)	49,969	(47,302)
Increase (Decrease) in Net Assets	(106,966)	(168,034)	13,599	(228,581)	104,009	(86,760)
Net Assets at Beginning of Period	106,966	275,000	210,956	439,537	107,397	194,157
Net Assets at End of Period	$-	$106,966	$224,555	$210,956	$211,406	$107,397

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Money Market Fund
	2009	2008	2009	2008	2009 (C)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$42,744	$37,912	$ (459)	$ (831)	$ (90)	$44
Realized Gains (Losses) on Investments, Net	(54,897)	(41,502)	(8,655)	6,246	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	205,950	(332,045)	40,050	(94,568)	-	(44)
Net Increase (Decrease) in Net Assets
From Operations	193,797	(335,635)	30,936	(89,153)	(90)	-

Contract Transactions-All Products
Purchase Payments	51,058	141,658	2,796	3,196	2	5
Transfers Between Funds	(53,806)	(308,052)	(7,793)	(56,958)	(22,539)	(440)
Surrenders and Terminations	(59,548)	(95,961)	(12,336)	(22,506)	(1,372)	(2,527)
Rescissions	(2,344)	(5,198)	(125)	(282)	-	-
Bonus (Recapture)	339	1,072	9	21	-	-
Contract Maintenance Charge	(348)	(311)	(79)	(82)	(5)	(14)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(64,649)	(266,792)	(17,528)	(76,611)	(23,914)	(2,976)
Increase (Decrease) in Net Assets	129,148	(602,427)	13,408	(165,764)	(24,004)	(2,976)
Net Assets at Beginning of Period	633,722	1,236,149	128,233	293,997	24,004	26,980
Net Assets at End of Period	$762,870	$633,722	$141,641	$128,233	$-	$24,004

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$11,044	$(1,429)	$ (560)	$808	$ (187)	$ (797)
Realized Gains (Losses) on Investments, Net	(28,356)	10,445	(8,285)	2,338	(542)	7,925
Net Change in Unrealized Appreciation
(Depreciation) on Investments	33,534	(117,235)	42,243	(135,242)	15,801	(48,425)
Net Increase (Decrease) in Net Assets
From Operations	16,222	(108,219)	33,398	(132,096)	15,072	(41,297)

Contract Transactions-All Products
Purchase Payments	1,224	2,164	3,520	2,956	641	820
Transfers Between Funds	(5,812)	(63,531)	(13,502)	(105,581)	(4,201)	(32,132)
Surrenders and Terminations	(9,214)	(22,534)	(26,100)	(49,254)	(6,598)	(12,428)
Rescissions	(64)	(85)	(69)	(185)	(39)	(124)
Bonus (Recapture)	10	24	10	8	4	8
Contract Maintenance Charge	(65)	(81)	(143)	(151)	(33)	(37)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(13,921)	(84,043)	(36,284)	(152,207)	(10,226)	(43,893)
Increase (Decrease) in Net Assets	2,301	(192,262)	(2,886)	(284,303)	4,846	(85,190)
Net Assets at Beginning of Period	114,219	306,481	265,219	549,522	64,002	149,192
Net Assets at End of Period	$116,520	$114,219	$262,333	$265,219	$68,848	$64,002

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1,946)	$(3,083)	$745	$ 1,297	$ 8,982	$12,966
Realized Gains (Losses) on Investments, Net	(8,369)	16,146	(8,229)	(5,005)	3,499	(280)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	48,017	(105,047)	45,306	(39,333)	(7,046)	11,376
Net Increase (Decrease) in Net Assets
From Operations	37,702	(91,984)	37,822	(43,041)	5,435	24,062

Contract Transactions-All Products
Purchase Payments	1,616	1,510	26,049	130,046	60,901	43,958
Transfers Between Funds	(7,853)	(29,439)	465	(7,937)	1,652	(5,617)
Surrenders and Terminations	(10,307)	(19,793)	(3,855)	(3,382)	(53,305)	(52,182)
Rescissions	(54)	(72)	(1,629)	(4,280)	(2,726)	(1,898)
Bonus (Recapture)	7	30	104	1,308	488	398
Contract Maintenance Charge	(69)	(73)	(46)	(10)	(168)	(136)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(16,660)	(47,837)	21,088	115,745	6,842	(15,477)
Increase (Decrease) in Net Assets	21,042	(139,821)	58,910	72,704	12,277	8,585
Net Assets at Beginning of Period	102,678	242,499	114,681	41,977	438,305	429,720
Net Assets at End of Period	$123,720	$102,678	$173,591	$114,681	$450,582	$438,305

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Zero Coupon Fund 2010		J.P. Morgan International Opportunities Portfolio		J.P. Morgan U.S. Large Cap Core Equity Portfolio
	2009	2008	2009 (C)	2008	2009 (C)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 2,616	$ 2,691	$ 8	$ 1	$ 6	$(2)
Realized Gains (Losses) on Investments, Net	198	920	(69)	56	(135)	(7)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,510)	1,714	72	(233)	122	(182)
Net Increase (Decrease) in Net Assets
From Operations	(1,696)	5,325	11	(176)	(7)	(191)

Contract Transactions-All Products
Purchase Payments	16,211	13,898	-	-	-	-
Transfers Between Funds	(23,439)	19,166	(168)	(100)	(290)	-
Surrenders and Terminations	(10,253)	(12,462)	(22)	(36)	(25)	(83)
Rescissions	(2,131)	(773)	-	-	-	-
Bonus (Recapture)	229	128	-	-	-	-
Contract Maintenance Charge	(34)	(26)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(19,417)	19,931	(190)	(136)	(315)	(83)
Increase (Decrease) in Net Assets	(21,113)	25,256	(179)	(312)	(322)	(274)
Net Assets at Beginning of Period	116,167	90,911	179	491	322	596
Net Assets at End of Period	$95,054	$116,167	$-	$179	$-	$322

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio		Jennison 20/20 Focus Portfolio
	2009 (A)	2008	2009 (A)	2008	2009	2008 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 1	$-	$(4)	$-	$-	$(1,380)
Realized Gains (Losses) on Investments, Net	4	-	5	-	-	8,220
Net Change in Unrealized Appreciation
(Depreciation) on Investments	60	-	90	-	-	(19,261)
Net Increase (Decrease) in Net Assets
From Operations	65	-	91	-	-	(12,421)

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	664
Transfers Between Funds	165	-	279	-	-	(92,904)
Surrenders and Terminations	(2)	-	(13)	-	-	(6,388)
Rescissions	-	-	-	-	-	(24)
Bonus (Recapture)	-	-	-	-	-	1
Contract Maintenance Charge	-	-	-	-	-	(18)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	163	-	266	-	-	(98,669)
Increase (Decrease) in Net Assets	228	-	357	-	-	(111,090)
Net Assets at Beginning of Period	-	-	-	-	-	111,090
Net Assets at End of Period	$228	$-	$357	$-	$-	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		OpCap Mid Cap Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(3,767)	$ 2,880	$169	$10,292	$ (588)	$ (535)
Realized Gains (Losses) on Investments, Net	963	39,707	(56,811)	(13,770)	(4,310)	(3,218)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	96,084	(280,116)	163,645	(373,104)	18,303	(15,726)
Net Increase (Decrease) in Net Assets
From Operations	93,280	(237,529)	107,003	(376,582)	13,405	(19,479)

Contract Transactions-All Products
Purchase Payments	41,795	91,756	35,669	106,763	8,233	16,520
Transfers Between Funds	(21,658)	(219,054)	(45,678)	(304,737)	3,290	4,316
Surrenders and Terminations	(42,378)	(61,506)	(44,024)	(83,642)	(1,803)	(1,683)
Rescissions	(2,032)	(4,322)	(1,486)	(5,052)	(297)	(654)
Bonus (Recapture)	200	912	209	893	47	189
Contract Maintenance Charge	(220)	(191)	(263)	(253)	(13)	(8)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(24,293)	(192,405)	(55,573)	(286,028)	9,457	18,680
Increase (Decrease) in Net Assets	68,987	(429,934)	51,430	(662,610)	22,862	(799)
Net Assets at Beginning of Period	463,812	893,746	497,934	1,160,544	30,318	31,117
Net Assets at End of Period	$532,799	$463,812	$549,364	$497,934	$53,180	$30,318

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$258	$ (336)	$ (189)	$ 1,130	$ (18)	$ (297)
Realized Gains (Losses) on Investments, Net	(245)	14,406	(4,521)	(5,542)	(1,828)	8,353
Net Change in Unrealized Appreciation
(Depreciation) on Investments	26,902	(85,443)	7,099	(13,076)	15,597	(54,983)
Net Increase (Decrease) in Net Assets
From Operations	26,915	(71,373)	2,389	(17,488)	13,751	(46,927)

Contract Transactions-All Products
Purchase Payments	414	901	150	105	696	981
Transfers Between Funds	(6,424)	(36,176)	987	(76)	(2,587)	(22,577)
Surrenders and Terminations	(8,941)	(17,209)	(698)	(2,687)	(4,946)	(11,898)
Rescissions	(39)	(62)	(3)	-	(41)	(94)
Bonus (Recapture)	3	10	2	2	3	5
Contract Maintenance Charge	(43)	(44)	(4)	(7)	(36)	(39)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(15,030)	(52,580)	434	(2,663)	(6,911)	(33,622)
Increase (Decrease) in Net Assets	11,885	(123,953)	2,823	(20,151)	6,840	(80,549)
Net Assets at Beginning of Period	81,580	205,533	9,566	29,717	58,515	139,064
Net Assets at End of Period	$93,465	$81,580	$12,389	$ 9,566	$65,355	$58,515

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 8,489	$ 5,933	$ 4,919	$ 4,289	$ 1,976	$ 1,981
Realized Gains (Losses) on Investments, Net	(6,202)	(12,917)	(8,451)	(14,724)	(1,306)	(1,817)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	24,978	(25,021)	43,227	(78,367)	11,255	(8,017)
Net Increase (Decrease) in Net Assets
From Operations	27,265	(32,005)	39,695	(88,802)	11,925	(7,853)

Contract Transactions-All Products
Purchase Payments	46,115	35,539	16,402	54,044	16,251	13,894
Transfers Between Funds	12,078	(55,935)	21,798	20,586	18,609	(14,006)
Surrenders and Terminations	(10,490)	(12,978)	(6,701)	(11,806)	(3,072)	(3,042)
Rescissions	(1,374)	(814)	(752)	(1,954)	(551)	(340)
Bonus (Recapture)	297	547	119	767	145	187
Contract Maintenance Charge	(49)	(39)	(43)	(38)	(16)	(9)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	46,577	(33,680)	30,823	61,599	31,366	(3,316)
Increase (Decrease) in Net Assets	73,842	(65,685)	70,518	(27,203)	43,291	(11,169)
Net Assets at Beginning of Period	114,617	180,302	85,230	112,433	33,044	44,213
Net Assets at End of Period	$188,459	$114,617	$155,748	$85,230	$76,335	$33,044

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2009	2008	2009 (B)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$870	$ 1,279	$34	$-	$ 9,723	$ 7,825
Realized Gains (Losses) on Investments, Net	8,173	(2,413)	22	-	(5,199)	(12,014)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,689	(5,507)	(59)	-	44,369	(30,843)
Net Increase (Decrease) in Net Assets
From Operations	10,732	(6,641)	(3)	-	48,893	(35,032)

Contract Transactions-All Products
Purchase Payments	15,623	28,439	5,834	-	26,212	14,557
Transfers Between Funds	2,444	6,180	5,068	-	30,900	(41,815)
Surrenders and Terminations	(5,909)	(7,253)	(17)	-	(8,691)	(13,770)
Rescissions	(512)	(1,199)	(36)	-	(966)	(557)
Bonus (Recapture)	105	283	77	-	158	160
Contract Maintenance Charge	(25)	(18)	-	-	(49)	(38)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	11,726	26,432	10,926	-	47,564	(41,463)
Increase (Decrease) in Net Assets	22,458	19,791	10,923	-	96,457	(76,495)
Net Assets at Beginning of Period	75,572	55,781	-	-	96,790	173,285
Net Assets at End of Period	$98,030	$75,572	$10,923	$-	$193,247	$96,790

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio		PIMCO VIT Total Return Portfolio
	2009	2008	2009 (D)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 2,605	$ 4,453	$283	$679	$20,680	$13,030
Realized Gains (Losses) on Investments, Net	9,251	(8,717)	(3,752)	(46)	30,246	11,058
Net Change in Unrealized Appreciation
(Depreciation) on Investments	25,110	(23,895)	3,488	(7,400)	21,103	(11,347)
Net Increase (Decrease) in Net Assets
From Operations	36,966	(28,159)	19	(6,767)	72,029	12,741

Contract Transactions-All Products
Purchase Payments	40,858	51,311	28	125	137,358	85,638
Transfers Between Funds	32,632	(39,008)	(7,148)	(1,604)	137,934	(50,819)
Surrenders and Terminations	(19,917)	(21,748)	(519)	(2,446)	(55,622)	(59,458)
Rescissions	(2,034)	(1,978)	-	(28)	(4,969)	(2,706)
Bonus (Recapture)	343	686	-	-	874	1,088
Contract Maintenance Charge	(90)	(69)	(3)	(6)	(204)	(138)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	51,792	(10,806)	(7,642)	(3,959)	215,371	(26,395)
Increase (Decrease) in Net Assets	88,758	(38,965)	(7,623)	(10,726)	287,400	(13,654)
Net Assets at Beginning of Period	210,471	249,436	7,623	18,349	492,177	505,831
Net Assets at End of Period	$299,229	$210,471	$-	$ 7,623	$779,577	$492,177

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio		SP International Growth Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (25)	$ (33)	$(1,069)	$(1,684)	$ (74)	$ (119)
Realized Gains (Losses) on Investments, Net	(61)	(23)	(7,021)	23,085	(1,466)	(1,337)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	758	(869)	23,990	(66,014)	4,243	(11,813)
Net Increase (Decrease) in Net Assets
From Operations	672	(925)	15,900	(44,613)	2,703	(13,269)

Contract Transactions-All Products
Purchase Payments	21	-	329	651	57	212
Transfers Between Funds	(59)	(76)	(2,660)	(18,630)	(268)	(6,061)
Surrenders and Terminations	(178)	(161)	(5,507)	(10,661)	(755)	(1,728)
Rescissions	-	-	(21)	(10)	(13)	(76)
Bonus (Recapture)	-	-	4	7	-	1
Contract Maintenance Charge	(1)	(1)	(32)	(34)	(4)	(5)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(217)	(238)	(7,887)	(28,677)	(983)	(7,657)
Increase (Decrease) in Net Assets	455	(1,163)	8,013	(73,290)	1,720	(20,926)
Net Assets at Beginning of Period	1,245	2,408	53,475	126,765	8,551	29,477
Net Assets at End of Period	$ 1,700	$ 1,245	$61,488	$53,475	$10,271	$ 8,551

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	SP Strategic Partners Focused Growth Portfolio		Templeton Global Asset Allocation Fund		Templeton Developing Markets Securities Fund
	2009	2008	2009	2008	2009	2008 (H)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (243)	$ (378)	$747	$ 1,159	$-	$ 2,394
Realized Gains (Losses) on Investments, Net	(573)	1,110	(1,448)	644	-	(37,124)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,832	(9,406)	2,422	(5,440)	-	(132,011)
Net Increase (Decrease) in Net Assets
From Operations	4,016	(8,674)	1,721	(3,637)	-	(166,741)

Contract Transactions-All Products
Purchase Payments	54	259	641	7	-	2,561
Transfers Between Funds	177	(6,303)	(345)	(360)	-	(159,531)
Surrenders and Terminations	(1,104)	(1,905)	(1,423)	(1,467)	-	(18,240)
Rescissions	(11)	-	-	-	-	(414)
Bonus (Recapture)	1	4	-	-	-	16
Contract Maintenance Charge	(7)	(6)	(4)	(5)	-	(65)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(890)	(7,951)	(1,131)	(1,825)	-	(175,673)
Increase (Decrease) in Net Assets	3,126	(16,625)	590	(5,462)	-	(342,414)
Net Assets at Beginning of Period	10,121	26,746	9,555	15,017	-	342,414
Net Assets at End of Period	$13,247	$10,121	$10,145	$ 9,555	$-	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund		Templeton Growth Securities Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 3,810	$ 2,887	$20,017	$ 2,533	$ 4,991	$ 1,055
Realized Gains (Losses) on Investments, Net	(4,999)	32,025	1,611	575	(55,868)	(14,210)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	59,960	(195,626)	3,911	89	140,619	(312,302)
Net Increase (Decrease) in Net Assets
From Operations	58,771	(160,714)	25,539	3,197	89,742	(325,457)

Contract Transactions-All Products
Purchase Payments	2,627	2,627	40,274	43,547	20,983	78,480
Transfers Between Funds	(11,645)	(55,926)	44,986	5,248	(31,626)	(210,750)
Surrenders and Terminations	(18,836)	(37,006)	(12,425)	(10,417)	(30,277)	(58,374)
Rescissions	(122)	(88)	(1,831)	(1,256)	(944)	(3,117)
Bonus (Recapture)	7	34	284	389	68	668
Contract Maintenance Charge	(119)	(128)	(51)	(30)	(212)	(213)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(28,088)	(90,487)	71,237	37,481	(42,008)	(193,306)
Increase (Decrease) in Net Assets	30,683	(251,201)	96,776	40,678	47,734	(518,763)
Net Assets at Beginning of Period	192,585	443,786	124,761	84,083	351,451	870,214
Net Assets at End of Period	$223,268	$192,585	$221,537	$124,761	$399,185	$351,451

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Van Kampen LIT Capital Growth Portfolio		Van Kampen LIT Enterprise Portfolio		Van Kampen LIT Growth and Income Portfolio
	2009	2008	2009 (C)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (29)	$ (41)	$ 2	$(1)	$11	$ 4
Realized Gains (Losses) on Investments, Net	(78)	(15)	(81)	(12)	(65)	29
Net Change in Unrealized Appreciation
(Depreciation) on Investments	928	(1,595)	82	(57)	135	(353)
Net Increase (Decrease) in Net Assets
From Operations	821	(1,651)	3	(70)	81	(320)

Contract Transactions-All Products
Purchase Payments	-	4	-	42	-	30
Transfers Between Funds	(72)	(356)	(69)	(10)	(157)	(10)
Surrenders and Terminations	(192)	(590)	(33)	(12)	(110)	(43)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(2)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(266)	(944)	(102)	20	(267)	(23)
Increase (Decrease) in Net Assets	555	(2,595)	(99)	(50)	(186)	(343)
Net Assets at Beginning of Period	1,424	4,019	99	149	632	975
Net Assets at End of Period	$ 1,979	$ 1,424	$-	$99	$446	$632

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Total All Funds
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$125,957	$80,653
Realized Gains (Losses) on Investments, Net	$ (864,656)	$ (448,324)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	$ 3,600,884	$(5,911,447)
Net Increase (Decrease) in Net Assets
From Operations	2,862,185	$(6,279,118)

Contract Transactions-All Products
Purchase Payments	$ 2,512,636	$ 3,047,102
Transfers Between Funds	$ (339,872)	$(3,731,722)
Surrenders and Terminations	$ (999,089)	$(1,528,500)
Rescissions	$ (90,990)	$ (103,362)
Bonus (Recapture)	$18,761	$33,882
Contract Maintenance Charge	$(5,454)	$(4,734)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,095,992	(2,287,334)
Increase (Decrease) in Net Assets	3,958,177	(8,566,452)
Net Assets at Beginning of Period	11,283,535	$19,849,987
Net Assets at End of Period	$15,241,712	$11,283,535

(A) Period from April 23, 2009 (fund commencement) to December 31, 2009
(B) Period from October 23, 2009 (fund commencement) to December 31, 2009
(C) Period from January 1, 2009 through April 23, 2009 (fund termination)
(D) Period from January 1, 2009 through July 17, 2009 (fund termination)
(E) Period from January 1, 2009 through October 23, 2009 (fund termination)
(F) Period from May 1, 2008 (fund commencement) to December 31, 2008
(G) Period from January 1, 2008 through September 20, 2008 (fund termination)
(H) Period from January 1, 2008 through November 21, 2008 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

1.	ORGANIZATION

Allianz Life Variable Account B (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).The Variable Account was established on May 31, 1985 and commenced operations January 24, 1989.Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life.The assets of the Variable Account, equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct.

The Variable Account's sub-accounts invest, at net asset values, in one or more of select funds of AIM Variable Insurance Funds, Inc.; The Alger American Fund; Allianz Investment Management, LLC; BlackRock Advisors, Inc.; Davis Variable Account Fund, Inc.; Franklin Templeton Variable Insurance Products Trust (formerly, Franklin Valuemark Funds); J.P. Morgan Series Trust II; OpCap Advisors, LLC; Oppenheimer Variable Account Funds; Pacific Investment Management Company; Prudential Investments Fund Management, LLC; Seligman Portfolios, Inc., LLC; and Van Kampen Life Investment Trust in accordance with the selection made by the contract owner. Not all funds are available as investment options for the products, which comprise the Variable Account. The investment adviser and specialist manager for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
AIM V.I. Capital Appreciation Fund	Invesco Advisors, Inc.	N/A
AIM V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
AIM V.I. International Growth Fund	Invesco Advisors, Inc.	N/A
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL AIM International Equity Fund * †	Allianz Investment Management LLC	Invesco Advisors, Inc.
AZL Allianz Global Investors Select Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL Balanced Index Strategy Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund * †	Allianz Investment Management LLC	Columbia Management Advisors, LLC
AZL Columbia Small Cap Value Fund * †	Allianz Investment Management LLC	Columbia Management Advisors, LLC
AZL Davis NY Venture Fund * †	Allianz Investment Management LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Equity Growth Fund * †	Allianz Investment Management LLC	Dreyfus Corporation
AZL Eaton Vance Large Cap Value Fund * †	Allianz Investment Management LLC	Eaton Vance Management
AZL Franklin Small Cap Value Fund * †	Allianz Investment Management LLC	Franklin Advisory Services, LLC
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management LLC	Franklin Mutual Advisors, LLC
AZL Fusion Balanced Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL Fusion Conservative Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL Fusion Growth Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL Fusion Moderate Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL International Index Fund * †	Allianz Investment Management LLC	BlackRock Investment Management, LLC
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management LLC	Massachusetts Financial Services Company
AZL Moderate Index Strategy Fund * †	Allianz Investment Management LLC	Allianz Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management LLC	BlackRock Institutional Management Corporation
AZL OCC Growth Fund * †	Allianz Investment Management LLC	Oppenheimer Capital, LLC
AZL OCC Opportunity Fund * †	Allianz Investment Management LLC	Oppenheimer Capital, LLC
AZL S&P 500 Index Fund * †	Allianz Investment Management LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 * †	Allianz Investment Management LLC	Schroder Investment Management NA Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 * †	Allianz Investment Management LLC	Schroder Investment Management NA Inc.
AZL Small Cap Stock Index Fund * †	Allianz Investment Management LLC	BlackRock Investment Management, LLC
AZL Turner Quantitative Small Cap Growth Fund * †	Allianz Investment Management LLC	Turner Investment Partners, Inc.
AZL Van Kampen Equity and Income Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management
AZL Van Kampen Global Real Estate Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Portfolio	Investment Adviser	Specialist Manager/Adviser
AZL Van Kampen Growth and Income Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management
AZL Van Kampen International Equity Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management
AZL Van Kampen Mid Cap Growth Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management
BlackRock Global Allocations V.I. Fund *	BlackRock Advisors, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Real Estate Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Real Estate Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Services, LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Franklin Zero Coupon Fund 2010	Franklin Advisers, Inc.	N/A
JPMIT International Equity Fund	J.P. Morgan Asset Management	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	J.P. Morgan Asset Management	N/A
Mutual Global Discovery Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
OpCap Mid Cap Portfolio †	Allianz Global Investors Fund Management LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer High Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
Seligman Global Technology Portfolio	J & W Seligman & Co., Inc.	N/A
Seligman Small-Cap Value Portfolio	J & W Seligman & Co., Inc.	N/A
SP International Growth Portfolio	Prudential Investments, LLC	N/A
SP Strategic Partners Focused Growth Portfolio	Prudential Investments, LLC	N/A
Templeton Global Asset Allocation Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Foreign Securities Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Growth Securities Fund *	Templeton Global Advisors Limited	N/A
Van Kampen LIT Capital Growth Portfolio	Van Kampen Asset Management, Inc.	N/A
Van Kampen LIT Growth and Income Portfolio	Van Kampen Asset Management, Inc.	N/A

*Fund contains class 2 shares, which assess 12b-1 fees.
 † The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification or ASC). The Codification became the single source of authoritative nongovernmental GAAP, superseding existing FASB, American Institute of Certified Public Accountants (AICPA), Emerging Issues Task Force (EITF), and related literature. The Codification eliminates the previous GAAP hierarchy and establishes one level of authoritative GAAP. All other literature is considered non-authoritative. The guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Variable Account adopted the Codification as of December 31, 2009. There was no financial impact on the Financial Statements. References to superseded GAAP guidance have been revised within disclosures to be consistent with Codification.

In May 2009 the FASB issued guidance on subsequent events accounting and disclosure (ASC 855). Under this guidance, the effects of events that occur subsequent to the balance sheet date should be evaluated through the date the financial statements are either issued or available to be issued. Subsequent events that provide additional evidence about conditions that existed at the balance sheet date should be recognized in an entity’s financial statements. Subsequent events that provide evidence about conditions that arose after the balance sheet date should be disclosed, but not recognized in an entity’s financial statements. The guidance is effective for interim and annual periods ending after June 15, 2009. The Variable Account adopted this guidance for the annual period ending December 31, 2009. There was no impact on the Financial Statements.

 Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the FASB ASC (ASC 820) establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)Quoted prices for similar assets or liabilities in active markets.

(b)Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)Inputs other than quoted prices that are observable.

(d)Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2009, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1.The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Three Fixed Account investment options are available to deferred annuity contract owners.A Flexible Fixed Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, and Allianz Alterity deferred annuity contract owners. Fixed Period Accounts are available to Allianz High Five and Allianz High Five Bonus contract owners. A Dollar Cost Averaging Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, Allianz Alterity, Allianz High Five, Allianz High Five Bonus, and Allianz Vision deferred annuity contract owners.These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life.The liabilities of the Fixed Accounts, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

Available investment options, including the date the investment option became available for each product, as of December 31, 2009 are listed in the following table:
Fund	Allianz Alterity	Allianz Connections	Allianz High Five	Allianz High Five Bonus	Allianz High Five L	Allianz Rewards	Allianz Valuemark II and III	Allianz Valuemark IV	Allianz Vision
AZL AIM International Equity Fund	5/1/2002	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL Allianz Global Investors Select Fund	10/22/2009	10/22/2009	N/A	N/A	N/A	10/22/2009	N/A	N/A	10/22/2009
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Columbia Mid Cap Value Fund	5/1/2006	11/12/2007	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2007
AZL Columbia Small Cap Value Fund	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Davis NY Venture Fund	11/6/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Dreyfus Equity Growth Fund	11/6/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Eaton Vance Large Cap Value Fund	5/1/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Franklin Small Cap Value Fund	5/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL Franklin Templeton Founding Strategy Plus Fund	10/22/2009	10/22/2009	N/A	N/A	N/A	10/22/2009	N/A	N/A	10/22/2009
AZL Fusion Balanced Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	10/23/2009	N/A	N/A	10/23/2009
AZL Fusion Growth Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Fusion Moderate Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL International Index Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009
AZL JPMorgan U.S. Equity Fund	11/6/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL MFS Investors Trust Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Moderate Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009
AZL Money Market Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL OCC Growth Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	10/23/2009	N/A	N/A	10/23/2009

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Fund	Allianz Alterity	Allianz Connections	Allianz High Five	Allianz High Five Bonus	Allianz High Five L	Allianz Rewards	Allianz Valuemark II and III	Allianz Valuemark IV	Allianz Vision
AZL OCC Opportunity Fund	5/1/2002	11/12/2007	5/1/2002	5/1/2004	5/2/2005	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL S&P 500 Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	11/12/2007	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2007
AZL Small Cap Stock Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Turner Quantitative Small Cap Growth Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Van Kampen Equity and Income Fund	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Van Kampen Global Real Estate Fund	5/1/2006	11/12/2007	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2007
AZL Van Kampen Growth and Income Fund	5/1/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Van Kampen International Equity Fund	5/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL Van Kampen Mid Cap Growth Fund	5/1/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2001	5/1/2001	5/1/2001	5/1/2007
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008
Franklin High Income Securities Fund	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	1/24/1989	2/3/1997	5/1/2007
Franklin Income Securities Fund	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	1/24/1989	2/3/1997	5/1/2007
Franklin Templeton VIP Founding Funds Allocation Fund	9/25/2007	11/12/2007	9/25/2007	9/25/2007	9/25/2007	9/25/2007	9/25/2007	9/25/2007	5/1/2007
Franklin U.S. Government Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	3/14/1989	2/3/1997	5/1/2007
Franklin Zero Coupon Fund 2010	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	3/14/1989	2/3/1997	5/1/2007
Mutual Global Discovery Securities Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/8/1996	2/3/1997	5/1/2007
Mutual Shares Securities Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/8/1996	2/3/1997	5/1/2007
OpCap Mid Cap Portfolio	5/1/2006	11/12/2007	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2007
PIMCO VIT All Asset Portfolio	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004	5/1/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	11/12/2007	5/2/2005	5/2/2006	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	11/12/2007	5/2/2005	5/2/2006	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Bond Portfolio	5/2/2005	11/12/2007	5/2/2005	5/2/2006	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	N/A	N/A	10/23/2009	N/A	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Real Return Portfolio	5/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	5/1/2003	5/1/2003	5/1/2003	5/1/2007
PIMCO VIT Total Return Portfolio	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/5/2001	11/5/2001	5/1/2007

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Fund	Allianz Alterity	Allianz Connections	Allianz High Five	Allianz High Five Bonus	Allianz High Five L	Allianz Rewards	Allianz Valuemark II and III	Allianz Valuemark IV	Allianz Vision
Templeton Global Bond Securities Fund	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	1/27/1992	2/3/1997	5/1/2007
Templeton Growth Securities Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	3/15/1994	2/3/1997	5/1/2007

During the years ended December 31, 2009 and 2008, several funds changed their name as summarized with the effective date of the change, in the following table:

Current Fund Name	Prior Fund Name	Effective Date
Alger American Capital Appreciation Portfolio	Alger American Leveraged AllCap Portfolio	May 1, 2008
Alger American LargeCap Growth Portfolio	Alger American Growth Portfolio	May 1, 2008
Alger American SmallCap Growth Portfolio	Alger American Small Capitalization Portfolio	May 1, 2008
Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Strategic Growth Portfolio	May 1, 2008
AZL Columbia Small Cap Value Fund	AZL Dreyfus Premier Small Cap Value Fund	September 20, 2008
AZL BlackRock Capital Appreciation fund	AZL Jennison Growth fund	November 21, 2008
AZL Columbia Mid Cap Value Fund	AZL Neuberger Regency Fund	November 21, 2008
AZL JPMorgan U.S. Equity fund	AZL Oppenheimer Main Street Fund	January 26, 2009
AZL JPMorgan Large Cap Equity Fund	AZL Legg Mason Value Fund	January 26, 2009
AZL BlackRock Growth Fund	AZL Legg Mason Growth Fund	January 26, 2009
Templeton Global Bond Securities Fund	Templeton Global Income Securities Fund	April 23, 2009
AZL Dreyfus Equity Growth Fund	AZL Dreyfus Founders Equity Growth Fund	April 23, 2009
Mutual Global Discovery Securities Fund	Mutual Discovery Securities Fund	April 23, 2009
AZL Eaton Vance Large Cap Value Fund	AZL Van Kampen Comstock Fund	October 23, 2009
AZL Van Kampen International Equity Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL MFS Investors Trust Fund	AZL Jennison 20/20 Focus Fund	October 23, 2009

During the years ended December 31, 2009 and 2008, the following funds were closed to new money:

Fund	Date Closed
Davis VA Financial Portfolio	October 23, 2009

During the years ended December 31, 2009 and 2008, the following funds were added as available options:

Fund	Date Opened
BlackRock Global Allocations V.I. Fund	May 1, 2008
JPMIT International Equity Fund	April 23, 2009
JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
AZL Allianz Global Investors Select Fund	October 23, 2009
AZL Balanced Index Strategy Fund	October 23, 2009
AZL Franklin Templeton Founding Strategy Plus Fund	October 23, 2009
AZL Fusion Conservative Fund	October 23, 2009
AZL International Index Fund	October 23, 2009
AZL Moderate Index Strategy Fund	October 23, 2009
AZL OCC Growth Fund	October 23, 2009
PIMCO VIT Global Multi-Asset Portfolio	October 23, 2009

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

During the years ended December 31, 2009 and 2008, several funds were merged or replaced. The fund names and effective date of the mergers or replacements are summarized in the following table:
Closed Fund	Receiving Fund	Date Merged
Jennison 20/20 Focus Portfolio	AZL Jennison 20/20 Fucus Fund	September 20, 2008
Dreyfus Stock Index Fund	AZL S&P 500 Index Fund	September 20, 2008
Dreyfus IP Small Cap Stock Index Portfolio	AZL Small Cap Stock Index Fund	September 20, 2008
AZL LMP Large Cap Growth Fund	AZL Legg Mason Growth Fund	November 21, 2008
AZL OCC Value Fund	AZL Davis NY Venture Fund	November 21, 2008
Templeton Developing Markets Securities Fund	AZL Schroder Emerging Markets Equity Fund CL 1	November 21, 2008
Templeton Developing Markets Securities Fund	AZL Schroder Emerging Markets Equity Fund CL 2	November 21, 2008
Franklin Money Market Fund	AZL Money Market Fund	April 23, 2009
Franklin Global Communications Securities Fund	AZL Money Market Fund	April 23, 2009
Van Kampen LIT Enterprise Portfolio	AZL Money Market Fund	April 23, 2009
J.P. Morgan International Opportunities Portfolio	JPMIT International Equity Fund	April 23, 2009
J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
PIMCO VIT StocksPLUS Growth and Income Portfolio	AZL Money Market Fund	July 17, 2009
AZL BlackRock Growth Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL Columbia Technology Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL First Trust Target Double Play Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity fund	October 23, 2009
AZL NACM International Fund	AZL International Index Fund	October 23, 2009
AZL Oppenheimer Global Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL Oppenheimer International Growth Fund	AZL AIM International Equity Fund	October 23, 2009
AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL Schroder International Small Cap Fund	AZL International Index Fund	October 23, 2009
AZL TargetPLUS Balanced Fund	AZL Balanced Index Strategy Fund	October 23, 2009
AZL TargetPLUS Equity Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL TargetPLUS Growth Fund	AZL Moderate Index Strategy Fund	October 23, 2009
AZL TargetPLUS Moderate Fund	AZL Moderate Index Strategy Fund	October 23, 2009

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5%, or 7%.Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life if the reserves required are less than originally estimated.If additional reserves are required, Allianz Life reimburses the account.

Premium Bonus

A premium bonus is awarded to the contract owner of the Allianz Rewards, Allianz High Five Bonus and Allianz Vision Bonus products at the time of deposit.The bonus paid is based on the following schedule:

	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus

Net Deposit	Bonus Paid	Bonus Paid	Bonus Paid
$0 to $14,999	0%	0%	6%
$15,000 to $24,999	4%	3%	6%
$25,000 to $99,000	5%	4%	6%
$100,000 to $999,999	6%	5%	6%
$1,000,000 to $4,999,999	7%	6%	6%
$5,000,000 or more	8%	7%	6%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The bonus is vested over three years; therefore, if the contract owner surrenders the policy before the full vesting period, a portion of the bonus can be recaptured by Allianz Life.The accumulated gain/loss on the bonus is 100% vested as it is earned.The vesting rates are presented in the following schedule:

	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus

Months Following Deposit	Amount Vested	Amount Vested	Amount Vested
0 to 12	0%	0%	0%
13 to 24	35%	35%	35%
25 to 36	70%	70%	70%
37+	100%	100%	100%

Expenses

The Mortality and Expense Risk (M&E) charge and administrative charge for Allianz Alterity can be summarized as follows:

The currently offered Allianz Alterity Base Contract provides a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB), where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. If an owner so chooses, they can instead select either the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB), or the Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or (b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The currently offered Allianz Alterity Contract also provides an optional PRIME Plus Benefit, which includes a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

EXPENSES

There are also two older versions of the Allianz Alterity Contract that are no longer offered for sale. The May 2003 Contract was replaced by the currently offered Contract in May 2007. The May 2003 Contracts offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or the Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%). Both PRIME Benefits included a GMIB and a GPWB. The Original Contract was first offered in January 2000 and was replaced by the May 2003 Contract. The Original Contract automatically provided a Traditional GMIB (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals), or owners could select the optional Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%).

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Original Contract (which includes the Traditional GMIB)	Original Contract with Enhanced GMIB	Currently Offered Base Contract and May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	Currently Offered Contract with the PRIME Plus Benefit and May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.40% (Traditional – Option 1)	1.70% (Optional – Option 1)	1.50% (Traditional – Option 3)	1.70% (Traditional – Option 4)	2.20% (Traditional – Option 5)
Earnings Protection GMDB	1.60% (Traditional -Option 2)	1.90% (Optional – Option 2)	1.80% (Optional – Option 3)	2.00% (Optional – Option 4)	2.45% (Optional – Option 5)
Enhanced GMDB	1.70% (Optional – Option 1)	1.90% (Enhanced – Option 1)	1.80% (Enhanced – Option 3)	1.95% (Enhanced – Option 4)	2.40% (Enhanced – Option 5)

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.50% for the currently offered Allianz Alterity Contract and the May 2003 Contract and 1.40% for the Original Contract.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The M&E charge and administrative charge for Allianz Rewards can be summarized as follows:

The Allianz Rewards Contract was launched in May 2000. The most recently offered Allianz Rewards Base Contract automatically provides a bonus of 4% to 8% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The most recently offered Allianz Rewards Base Contract provides a Traditional GMDB, where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. If an owner instead selected the Enhanced GMD), the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. The most recently offered Allianz Rewards Contract also provides an optional PRIME Plus Benefit, which includes a GMIB and a GPWB.The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also three older versions of the Allianz Rewards Contract. The Original Contract was first offered in May 2000. The primary difference between the Original Contract and the most recently offered Contract is the M&E charge for the Original Contract, without any optional benefits, is lower than the most recently offered Contract.The Original Contract also offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are basedon the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%). Both PRIME Benefits included a GMIB and a GPWB. The September 2002 Contract without any optional benefits had the same M&E charge as the Original Contract, but the September 2002 Contract only offered an Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%), but did not offer a PRIME Benefit. The May 2003 Contract replaced both the Original Contract and the September 2002 Contract. The May 2003 Contract also offered a choice of either the Traditional PRIME Benefit or Enhanced PRIME Benefit that were available on the Original Contract, but the charge for these features was higher than for the Original Contract.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Original Contract without a PRIME Benefit	Original Contract with the Traditional PRIME Benefit	Original Contract with the Enhanced PRIME Benefit	September 2002 Contract without the GMIB	September 2002 Contract with the Enhanced GMIB	Most Recently Offered Base Contract and May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	Most Recently Offered Contract with the PRIME Plus Benefit and a May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.65% (Traditional–Option 1)	1.85% (Traditional-Option 7)	2.35% (Traditional-Option 8)	1.65% (Traditional–Option 1)	1.95% (Traditional–Option 2)	1.70% (Traditional–Option 4)	1.90% (Traditional-Option 5)	2.40% (Traditional-Option 6)
Enhanced GMDB	1.85% (Enhanced–Option 1)	2.05% (Enhanced-Option 7)	2.55% (Enhanced-Option 8)	1.95% (Enhanced-Option 2)	2.15% (Enhanced–Option 3)	2.00% (Enhanced-Option 4)	2.15% (Enhanced-Option 5)	2.60% (Enhanced-Option 6)

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70% for the most recently offered Allianz Rewards Contract and the May 2003 Contract; and the charges are 1.65% for the Original Contract and the September 2002 Contract.

The M&E charge and administrative charge for Allianz Charter can be summarized as follows:

Allianz Charter was launched in January 1999 and sales were discontinued in May 2003. The Charter contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments less partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value.

Charges during the accumulation and annuity phases are as follows:

	Charges during the Accumulation Phase (includes a 0.15% administrative charge)	Charges during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge)
Traditional GMDB	1.15%	1.15%
Enhanced GMDB	1.35%	1.15%

The M&E charge for Allianz Charter II can be summarized as follows:

Allianz Charter II was launched in May 2003 and sales were discontinued in May 2005. The Charter II contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the optional Earnings Protection GMD). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The Charter II contract also offered a choice of the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% and 7%). The PRIME Benefits include a GPWB and a GMIB. The PRIME Benefits provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB.

M&E charges during the accumulation phase are as follows:

	Contracts without a PRIME Benefit	Contracts with the Traditional PRIME Benefit	Contracts with the Enhanced PRIME Benefit
Traditional GMDB	1.75% (Option 1)	1.95% (Option 4)	2.45% (Option 7)
Enhanced GMDB	2.05% (Option 2)	2.20% (Option 5)	2.65% (Option 8)
Earnings Protection GMDB	2.05% (Option 3)	2.25% (Option 6)	2.70% (Option 9)

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.75%.

The M&E charge for Allianz Dimensions can be summarized as follows:

Allianz Dimensions was launched in March 2001 and sales were discontinued in May 2002. The Dimensions contract automatically provided a Return of Principal GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. In all states except Washington, the owner could instead select either the optional Double Principal GMDB, or the Earnings Protection GMDB for an additional charge. Under the Double Principal GMDB the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) after the fifth Contract Anniversary, double total purchase payments adjusted for partial withdrawals. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) the Return of Principal GMDB, or b) contract value plus an additional amount based on the owner’s age and the lesser of either total purchase payments or contract value less total purchase payments. In the state of Washington, the owner could instead select the optional Enhanced GMDB for an additional charge. Under the Enhanced GMDB, the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) total purchase payments adjusted for partial withdrawals increased annually by 3%.

The Dimensions contract also automatically included the Guaranteed Value Protection (GVP) through the Guaranteed Principal Protector Benefit (GPP Benefit), or the owner could instead select the Guaranteed Performance Accumulator Benefit (GPA Benefit) that was available under the GVP for an additional charge. However, if the contract was owned by a non-individual or trust, the GVP was not available. The GPP Benefit guaranteed the return of principal adjusted for withdrawals. The GPA Benefit locked in the highest contract value every ten years, with the minimum guarantee of two times the total purchase payments adjusted for partial withdrawals at the 20th Contract Anniversary.

M&E charges during the Accumulation Phase are as follows:
	Return of Principal GMDB	Double Principal GMDB	Earnings Protection GMDB or the Enhanced GMDB
GPP Benefit or no GVP	1.50% (Option 1)	1.80% (Option 3)	1.70% (Option 5)
GPA Benefit	1.70% (Option 2)	2.00% (Option 4)	1.90% (Option 6)

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.50%.

The M&E charge for Allianz Elite can be summarized as follows:

Allianz Elite was launched in September of 2006 and sales were discontinued December 31, 2007. Allianz Elite featured a decreasing M&E charge. The M&E charge decreases 0.05% each year for three years beginning in the third contract year, until it has decreased by a total of 0.15% by the fifth contract year. Allianz Elite also offered the optional Short Withdrawal Charge Option that reduced the withdrawal charge period from seven years to four years. The Short Withdrawal Charge Option carried an additional M&E charge of 0.35% for the first seven contract years.

Allianz Elite automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional 0.30% M&E charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%.

Allianz Elite also offered the optional PRIME Plus Benefit which carried an additional M&E charge. The PRIME Plus Benefit is the only optional benefit that can be selected after the contract is issued and it includes a GPWB and a GMIB. The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

M&E charges during the accumulation phase are as follows:

	Contracts with no optional benefits	Contracts with the Short Withdrawal Charge Option	Contracts with the PRIME Plus Benefit*	Contracts with Short Withdrawal Charge Option and the PRIME Plus Benefit*
Traditional GMDB	1.15% decreasing to 1.00% by the 5th contract anniversary	1.50% decreasing to 1.35% by the 5th contract anniversary and then decreasing to 1.00% by the 7th contract anniversary	1.85% decreasing to 1.70% by the 5th contract anniversary	2.20% decreasing to 2.05% by the 5th contract anniversary and then decreasing to 1.70% by the 7th contract anniversary
Enhanced GMDB	1.45% decreasing to 1.30% by the 5th contract anniversary	1.80% decreasing to 1.65% by the 5th contract anniversary and then decreasing to 1.30% by the 7th contract anniversary	2.05% decreasing to 1.90% by the 5th contract anniversary	2.40% decreasing to 2.25% by the 5th contract anniversary and then decreasing to 1.90% by the 7th contract anniversary

*Assumes the PRIME Plus Benefit is selected at contract issue.

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.00%.

The M&E charge for Allianz Custom Income can be summarized as follows:

Allianz Custom Income was launched in January 2006 and sales were discontinued on December 31, 2007. Allianz Custom Income automatically provided a Traditional GMDB for no additional charge where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. Allianz Custom Income also automatically provides the Total Income Package (TIP) of benefits for an additional M&E charge unless the owner elects otherwise at Contract issue. The TIP includes the Increasing Withdrawals Benefit (IWB), the Withdrawals Plus Benefit (WPB), and the Lifetime Income Benefit (LIB). The IWB guarantees a minimum amount of income in the form of partial withdrawals, and the maximum amount that you are able to withdraw can increase each year. The WPB guarantees a minimum amount of lifetime income in the form of partial withdrawals and continued access to Contract Value. The LIB provides lifetime income in the form of Annuity Payments that are guaranteed never to be less than the initial payment made, and the payment amount can increase based on the performance of the Investment Options as frequently as every year. The LIB also provides a Liquidation Value that is available for Excess Withdrawals and/or payment of a death benefit for a limited period of time.

M&E Charges during the accumulation and annuity phase are as follows:

M&E charges	For Contracts with the TIP	For Contracts without the TIP
During the Accumulation Phase	2.20%	1.45%
During the Annuity Phase under the LIB	2.20%
During the Annuity Phase under Traditional Annuity Payments	1.45%	1.45%

The M&E charge for Allianz High Five can be summarized as follows:

The Allianz High Five was launched in October 2002 and sales were discontinued in March 2009. The Allianz High Five February 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

The February 2007 Contract also automatically provides Living Guarantees unless the owner elected otherwise at Contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), the GMIB and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a Market Value Adjustment (MVA). The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract terminates or the contract holder begins receiving annuity payments, the contract value will be at least equal to an amount called the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

There are also three older versions of the Allianz High Five Contract. The Original Contract first became available on September 20, 2002. There are two versions of the Original Contract: one was issued before June 22, 2007 and the other was first offered on or after June 22, 2007. The primary difference between the February 2007 Contract and the Original Contract is the Original Contract had fewer restrictions on the availability of certain features and benefits. The May 2005 Contract was replaced by the February 2007 Contract. The primary difference between the February 2007 Contract and the May 2005 Contract is the M&E charge.

M&E charges during the anuuity phase are as follows:

	February 2007 Contract and Original Contract issued on or after June 22, 2007	May 2005 Contract and Original Contract issued before June 22, 2007
Traditional GMDB	1.25%	1.40%
Enhanced GMDB	1.45%	1.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25% for the February 2007 Contract and the Original Contract issued on or after June 22, 2007 and are 1.40% for the Original Contract issued before June 22, 2007 and the May 2005 Contract.

The M&E charge and administrative charge for Allianz High Five Bonus can be summarized as follows:

The Allianz High Five Bonus was launched in April 2005 and sales were discontinued in March 2009. The Allianz High Five Bonus May 2007 Contract automatically provides a bonus of 3% to 7% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The High Five Bonus Contracts also automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five Bonus also automatically provides Living Guarantees. The Living Guarantees include the GAV Benefit, the GMIB and the GWB. There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between your selected Investment Options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on your fifth contract anniversary, and on each subsequent contract anniversary until the contract terminates or you begin receiving annuity payments, your contract value will be at least equal to the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of Contract issue. The GAV is recalculated on each Contract Anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There were also two older versions of the Allianz High Five Bonus Contract. The Original Contract first became available on April 30, 2004 and was replaced in nearly all states by the May 2005 Contract. The May 2005 Contract was replaced by the May 2007 Contract and sales were discontinued in March, 2009. The primary difference between the May 2007 Contract and the Original and May 2005 Contracts are the length of the withdrawal charge period. Original and May 2005 Contracts have a ten-year withdrawal charge period and the May 2007 Contract has a nine-year withdrawal charge period. The primary difference between the Original Contract and May 2005 Contract is that Original Contracts have no waiting period on the exercise of the GWB and there are no restrictions on allocations of Purchase Payments to the FPAs.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

Charges
Traditional GMDB	1.70%
Enhanced GMDB	1.90%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70%.

The M&E charge for Allianz High Five L can be summarized as follows:

The Allianz High Five L was launched in April 2006 and sales were discontinued in March 2009. Allianz High Five L May 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five L also offered optional Living Guarantees. The Living Guarantees include the GWB and either the Guaranteed Principal Value Benefit (GPV Benefit) or the GAV Benefit. There is no additional fee or charge for the Living Guarantees with the GPV Benefit; however, there is an additional M&E charge for selecting the GAV Benefit. In addition, the contract value is monitored daily and systematically transfer amounts between your selected investment options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The GPV and GAV Benefits guarantee that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract terminates or the contract holder begins receiving annuity payments, the contract value will be at least equal to an amountcalled the GPV or GAV from five years ago, reduced by subsequent withdrawals. The GPV and GAV are initially equal to the purchase payments received within 90 days of contract issue. The GPV is recalculated on each contract anniversary to equal the previous GPV adjusted for subsequent Purchase Payments and partial withdrawals. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent Purchase Payments and partial withdrawals, or b) the current contract value. The GPV and GAV Benefits do not provide any protection until the fifth and subsequent contract anniversaries, and the GAV does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

There was also an older version of the Allianz High Five L Contract. The Original Contract first became available on April 29, 2005. The primary difference between the May 2007 Contract and the Original Contract is the length of the withdrawal charge period. The Original Contract had a three-year withdrawal charge period and the May 2007 Contract has a four-year withdrawal charge period.

M&E charges during the accumulation phase are as follows:

	Traditional GMDB	Enhanced GMDB
No Living Guarantees or Living Guarantees with the GPV Benefit	1.65%	1.85%
Living Guarantees with the GAV Benefit	1.75%	1.95%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.65%.

The M&E charge and administrative charge for Allianz Valuemark II and Allianz Valuemark III can be summarized as follows:

Allianz Valuemark II was launched in January 1989 and sales were discontinued in June 1994. Allianz Valuemark III was launched in June 1994 and sales were discontinued in February 1997. The Valuemark II and Valuemark III Contracts automatically provided a death benefit of the contract value less any withdrawal charge or contract maintenance charge, or the greater of: a) total purchase payments less partial withdrawals increased by 5% each year, or b) the highest Contract Value from any sixth Contract Anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are as follows:

Valuemark II and Valuemark III                                                                           1.40%

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Valuemark IV Original Contract was launched in February of 1997 and was replaced by the May 2003 Contract. For Original Contracts that did not have an Enhanced Death Benefit Endorsement (EDB Endorsement), the death benefit was the contract value. Before July 1999, Original Contracts with an EDB Endorsement included Death Benefit Option 1 (DB Option 1). If owners are age 80 or older, the death benefit under DB Option 1 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 1 is based on the contract value or the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. Beginning in July 1999, the owner could instead select Death Benefit Option 2 (DB Option 2). If owners are age 80 or older, the death benefit under DB Option 2 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 2 is based on the contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value. Beginning in November 2001, the owner could select for an additional charge the Earnings Protection GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The Original Contract also offered a choice of optional GMIBs for an additional charge. The GMIBs provide guaranteed minimum annuity payments during the annuity phase. GMIB Option 1 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. GMIB Option 2 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals, or b) the highest contract anniversary value.

The May 2003 Contract was launched in May 2003 and sales were discontinued in May 2007. The May 2003 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the Earnings Protection GMDB. Under the Enhanced GMDB the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The May 2003 Contract also offered an optional Traditional GMIB for an additional charge where the GMIB value is total purchase payments adjusted for partial withdrawals.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

	Original Contracts without a GMIB	Original Contracts with a GMIB	May 2003 Contracts without the Traditional GMIB	May 2003 Contracts with the Traditional GMIB

Without the EDB Endorsement, orwith DB Option 1 or DB Option 2 Traditional GMDB	1.49% -	1.79% -	- 1.75%	- 1.90%
Enhanced GMDB	-	-	2.05%	2.15%
Earnings Protection GMDB	1.59%	1.89%	2.05%	2.20%

The charges during the Annuity Phase if the owner takes variable annuity payments under the May 2003 Contract are 1.75%, and under the Original Contract the charges are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark Income Plus can be summarized as follows:

Allianz Valuemark Income Plus was launched in July 1994 and sales were discontinued in May 2006. The Valuemark Income Plus was an immediate single payment annuity.

Charges if the owner took variable annuity payments (includes a 0.15% administrative charge) are as follows:

Valuemark Income Plus                                                                1.40%

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Contract was launched in June 2007 and included the following optional benefits: the Lifetime Plus Benefit, the Quarterly Value Death Benefit, the Bonus Option and the Short Withdrawal Charge Option. In November 2007 the Lifetime Plus II Benefit became available. In March 2008 the Target Date Retirement Benefit and the No Withdrawal Charge Option became available. In July 2008 the Lifetime Plus 10 Benefit became available. In January 2009 the Target Date Retirement Benefit was replaced with the Target Date 10 Benefit, the Lifetime Plus Benefit was discontinued and the additional M&E charge for the Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009 all optional benefits were discontinued except the Bonus Option, Short Withdrawal Charge Option and the Quarterly Value Death Benefit. In August of 2009 the No Withdrawal Charge Option again became available and the Investment Protector and the Income Protector became available. The Investment Protector and the Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge.

The Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select the Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. The Contract also allows the owner to select at issue for an additional M&E charge either: a) a Bonus Option that provides a 6% bonus that is subject to a three year vesting schedule and increases the withdrawal charge period from seven years to nine years, b) a Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or c) a No Withdrawal Charge Option that eliminates the withdrawal charge.

The No Withdrawal Charge Option also requires selection of a Target Date Benefit, Lifetime Benefit, Investment Protector or Income Protector. The Target Date Benefits and Investment Protector provide a future guarantee of contract value based on the greater of total purchase payments, adjusted for partial withdrawals or the highest contract anniversary value. The Lifetime Benefits and the Income Protector are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and a death benefit for a period of time.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

M&E charges during the accumulation phase are as follows:
	Traditional Death Benefit	Quarterly Value Death Benefit
Base Contract	1.40%	1.70%
	(Base Option 1)	(Base Option 2)
Contract with the Bonus Option	1.70%	2.00%
	(Bonus Option 1)	(Bonus Option 2)
Contract with the Short Withdrawal Charge Option	1.65%	1.95%
	(L Option 1)	(L Option 2)
Contract with the Target Date Retirement Benefit	1.80%	2.10%
	(Base Option 11)	(Base Option 12)
Contract with the Lifetime Plus Benefit (single Lifetime Plus Payments)	2.10%	2.40%
	(Base Option 3)	(Base Option 4)
Contract with the Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.25%	2.55%
	(Base Option 5)	(Base Option 6)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.20%	2.50%
	(Base Option 7)	(Base Option 8)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.35%	2.65%
	(Base Option 9)	(Base Option 10)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.10%	2.40%
	(Base Option 3)	(Base Option 4)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, oncepayments begin	2.25%	2.55%
	(Base Option 5)	(Base Option 6)
Contract with the Bonus Option and Target Date Retirement Benefit	2.10%	2.40%
	(Bonus Option 11)	(Bonus Option 12)
Contract with the Bonus Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.40%	2.70%
	(Bonus Option 3)	(Bonus Option 4)
Contract with the Bonus Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.55%	2.85%
	(Bonus Option 5)	(Bonus Option 6)
Contract with the Bonus Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.50%	2.80%
	(Bonus Option 7)	(Bonus Option 8)
Contract with the Bonus Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.65%	2.95%
	(Bonus Option 9)	(Bonus Option 10)
Contract with the Bonus Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.40%	2.70%
	(Bonus Option 3)	(Bonus Option 4)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the Bonus Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.55%	2.85%
	(Bonus Option 5)	(Bonus Option 6)
Contract with the Short Withdrawal Charge Option and Target Date Retirement Benefit	2.05%	2.35%
	(L Option 11)	(L Option 12)
Contract with the Short Withdrawal Charge Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.35%	2.65%
	L Option 3)	(L Option 4)
Contract with the Short Withdrawal Charge Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.50%	2.80%
	(L Option 5)	(L Option 6)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.45%	2.75%
	(L Option 7)	(L Option 8)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.60%	2.90%
	(L Option 9)	(L Option 10)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, oncepayments begin	2.35%	2.65%
	(L Option 3)	(L Option 4)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.50%	2.80%
	(L Option 5)	(L Option 6)
Contract with the No Withdrawal Charge Option and Target Date Retirement Benefit	2.15%	2.45%
	(C Option 5)	(C Option 6)
Contract with the No Withdrawal Charge Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.45%	2.75%
	(C Option 1)	(C Option 2)
Contract with the No Withdrawal Charge Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.60%	2.90%
	(C Option 3)	(C Option 4)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.55%	2.85%
	(C Option 7)	(C Option 8)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.70%	3.00%
	(C Option 9)	(C Option 10)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.45%	2.75%
	(C Option 1)	(C Option 2)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.60%	2.90%
	(C Option 3)	(C Option 4)
Contract with Target Date 10 Benefit	1.95%	2.25%
	(Base Option 13)	(Base Option 5)
Contract with the Bonus Option and theTarget Date 10 Benefit	2.25%	2.55%
	(Bonus Option 14)	(Bonus Option 5)
Contract with the Short Withdrawal Charge Option and theTarget Date 10 Benefit	2.20%	2.50%
	(L Option 13)	(L Option 5)
Contract with the No Withdrawal Charge Option and theTarget Date 10 Benefit	2.30%	2.60%
	(C Option 11)	(C Option 3)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.35%	2.65%
	(Base Option 3)	(Base Option 4)
Contract with the Bonus Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.65%	2.95%
	(Bonus Option 9)	Bonus Option 10)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.60%	2.90%
	(L Option 9)	(L Option 10)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.70%	3.00%
	(C Option 9)	(C Option 10)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.50%	2.80%
	(Base Option 8)	(Base Option 9)
Contract with the Bonus Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.80%	3.10%
	(Bonus Option 8)	(Bonus Option 13)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.75%	3.05%
	(L Option 8)	(L Option 13)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.85%	3.15%
	(C Option 8)	(C Option 12)

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.70% for a Contract with the Bonus Option.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The M&E charge for Allianz Connections can be summarized as follows:

The Allianz Connections was launched in November 2007 and included the optional the Lifetime Plus II Benefit and the Quarterly Value Death Benefit. In July 2008 the Short Withdrawal Charge Option, No Withdrawal Charge Option, Target Date Retirement Benefit and Lifetime Plus 10 Benefit became available. In January 2009 the Target Date Retirement Benefit was replaced with the Target Date 10 Benefit and the additional M&E charge for the Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except the Short Withdrawal Charge Option and the Quarterly Value Death Benefit.

The Allianz Connections Base Contract provides a Traditional Death Benefit or the owner can instead select the Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. The Contract also allows the owner to select at issue for an additional M&E charge either: a) a Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or b) a No Withdrawal Charge Option that eliminates the withdrawal charge. The Contract also offers selection of either the Target Date Benefits or the Lifetime Plus Benefits.

The No Withdrawal Charge Option also requires selection of a Target Date Benefit or a Lifetime Benefit. The Target Date Benefits provide a future guarantee of contract value based on the greater of total purchase payments, adjusted for partial withdrawals or the highest contract anniversary value. The Lifetime Benefits are designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both contract value and a death benefit for a period of time.

M&E Charges during the accumulation phase are as follows:
	Traditional Death Benefit	Quarterly Value Death Benefit
Base Contract	1.15%	1.45%
	(Option 1)	(Option 2)
Short Withdrawal Charge Option	1.60%	1.90%
	(Option 13)	(Option 14)
Contract with the Target Date Retirement Benefit	1.55%	1.85%
	(Option 11)	(Option 12)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	1.95%	2.25%
	(Option 3)	(Option 4)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.10%	2.40%
	(Option 5)	(Option 6)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, oncepayments begin	1.85%	2.15%
	(Option 7)	(Option 8)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.00%	2.30%
	(Option 9)	(Option 10)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.40%	2.70%
	(Option 15)	(Option 16)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.55%	2.85%
	(Option 17)	(Option 18)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.30%	2.60%
	(Option 19)	(Option 20)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.45%	2.75%
	(Option 21)	(Option 22)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.55%	2.85%
	(Option 25)	(Option 26)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.70%	3.00%
	(Option 27)	(Option 28)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.45%	2.75%
	(Option 29)	(Option 30)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.60%	2.90%
	(Option 31)	(Option 32)
Contract with the Target Date 10 Benefit	1.70%	2.00%
	(Option 33)	(Option 23)
Contract with the Target Date 10 Benefit and the Short Withdrawal Charge Option	2.15%	2.45%
	(Option 8)	(Option 21)
Contract with the Target Date 10 Benefit and the No Withdrawal Charge Option	2.30%	2.60%
	(Option 19)	(Option 20)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.10%	2.40%
	(Option 5)	(Option 6)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.55%	2.85%
	(Option 35)	(Option 18)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.70%	3.00%
	(Option 27)	(Option 28)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.25%	2.55%
	(Option 4)	(Option 17)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.70%	3.00%
	(Option 27)	(Option 38)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.85%	3.15%
	(Option 18)	(Option 34)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.15%.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. During the annuity phase, a portion of this charge is deducted from each annuity payment. The amount of the charge is $30 each year for Allianz Valuemark II and III, and Allianz Valuemark IV contracts; $40 for Allianz Alterity, Allianz Charter, Allianz Dimensions, Allianz High Five, Allianz High Five Bonus, Allianz High Five L and Allianz Rewards contracts; and $50 for Allianz Charter II, Allianz Elite, Allianz Connections and Allianz Vision contracts. Contract maintenance charges paid by the owners during the years ended December 31, 2009 and 2008 were $5,454,000 and $4,734,000, respectively. These charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is assessed during the Accumulation Phase for Allianz Vision contracts with the Investment Protector or Income Protector, which were made available with the contract in August of 2009. The Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit, the owner must continue to hold the Contract until the future date. The Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under the Investment Protector, or as a percentage of the Benefit Base under the Income Protector. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the target value or benefit base). The current charge deducted for the Investment Protector (as of August 2009) is 0.80%. The current charge deducted for the Income Protector (as of August 2009) is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the Accumulation Phase on Allianz Alterity, Allianz Charter II, Allianz Dimensions, Allianz Elite, Allianz Connections, Allianz High Five, Allianz High Five Bonus, Allianz High Five L, Allianz Rewards, Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Vision deferred annuity contracts. If the withdrawal is a partial withdrawal the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. Allianz Alterity and Allianz Dimensions use the number of complete contract years since a purchase payment was received to determine the withdrawal charge percentage; all other products use the number of complete calendar years since a purchase payment was received. In certain states, the withdrawal charge may be different than what is indicated in the following table.

Withdrawal charges are as follows:
Complete Years Since Payment	Allianz Alterity(1)	Allianz Connections(2)	Allianz High Five	Allianz High Five Bonus(3)	Allianz High Five L(4)	Allianz Rewards	Allianz Vision(5)
0	7%	8.5%	8%	8.5%	8.5%	8.5%	8.5%
1	6%	8.5%	8%	8.5%	7.5%	8.5%	8.5%
2	5%	7.5%	7%	8.5%	5.5%	8.5%	7.5%
3	4%	6.5%	6%	8%	3%	8.5%	6.5%
4	3%	5%	5%	7%	0%	8%	5%
5	2%	4%	4%	6%	0%	7%	4%
6	0%	3%	3%	5%	0%	6%	3%
7	0%	0%	0%	4%	0%	5%	0%
8	0%	0%	0%	3%	0%	4%	0%
9	0%	0%	0%	0%	0%	3%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(1)	This is the withdrawal charge for the Current Contract and the May 2003 Contract. The withdrawal charge for the Original Contract is six years, and the charge is 7%, 6%, 5%, 4%, 3%, and 0%.
(2)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(3)
This is the withdrawal charge for the Current Contract. The withdrawal charge for the Original Contract and the May 2006 Contract is ten years and the charge is 8.5%, 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%.

(4)	This is the withdrawal charge for the May 2007 Contract. The withdrawal charge for the Original Contract is three years, and the charge is 8%, 7%, 5%, and 0%.
(5)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Complete Years Since Payment	Allianz Valuemark II	Allianz Valuemark III	Allianz Valuemark IV	Allianz Elite(6)	Allianz Charter II	Allianz Dimensions	Allianz Custom Income
0	5%	6%	6%	8.5%	8%	8%	8%
1	5%	5%	6%	8.5%	7%	7%	8%
2	4%	4%	6%	7.5%	0%	7%	7%
3	3%	3%	5%	6.5%	0%	6%	6%
4	1.5%	1.5%	4%	5%	0%	5%	5%
5	0%	0%	3%	4%	0%	4%	4%
6	0%	0%	2%	3%	0%	3%	3%
7	0%	0%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(6)	This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%.

Total withdrawal charges paid by owners during the years ended December 31, 2009 and 2008, were $56,561,385 and $48,313,008, respectively.

Allianz Dimensions, Allianz Valuemark IV, Allianz Elite, Allianz Alterity, Allianz High Five, Allianz Vision, and Allianz Connections all include a waiver of withdrawal charge benefit for nursing home confinement and/or diagnosis of a terminal illness.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a portion of their total purchase payments each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Alterity, Allianz Rewards, Allianz High Five Bonus, Allianz High Five, Allianz High Five L, Allianz Dimensions, Allianz Elite, Allianz Vision, Allianz Connections, and Allianz Custom Income contracts that do not include the TIP. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark II and III each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark IV, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz Dimensions, each year during the first five contract years the owner can withdraw up to 10% of total purchase payments, and the owner can withdraw up to 20% of total purchase payments each year after that. For Allianz Alterity, each year the owner can withdraw 12% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Rewards and Allianz High Five Bonus, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz High Five and Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Elite, Allianz Custom Income, Allianz High Five L and Allianz Connections, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

On Allianz Alterity and Allianz Rewards, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz High Five Original Contracts, Allianz Charter II and Allianz Dimensions, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available once each year beginning five years after the income date during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected.

On Allianz Valuemark Income Plus, under annuity options 2 or 4, partial liquidations of up to 75% of the total withdrawal value (less any previously liquidated amounts) are available once each year after the first contract year during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz Valuemark Income Plus under annuity option 6 owners may also take a liquidation once each year after the fist contract year of up to 100% of the total withdrawal value (less any previously liquidated amounts). The total liquidation value (or total withdrawal value) is equal to the present value of the remaining guaranteed variable traditional annuity payments, to the end of the guaranteed period, using the selected assumed investment rate as the interest rate for the present value calculation, less a commutation fee.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Commutation fee during the annuity phase under annuity option 2, 4 or 6 are as follows:

Complete Years Since Income Date	Allianz Alterity	Allianz Rewards	Allianz High Five Original Contracts	Allianz Charter II	Allianz Dimensions	Allianz Valuemark Income Plus
0	5%	7%	-	-	-	5%
1	4%	6%	-	-	-	5%
2	3%	5%	-	-	-	4%
3	2%	4%	-	-	-	3%
4	1%	3%	-	-	-	2%
5	1%	2%	4%	4%	7%	1%
6	1%	1%	3%	3%	6%	1%
7	1%	1%	2%	2%	5%	1%
8	1%	1%	1%	1%	4%	1%
9	1%	1%	1%	1%	3%	1%
10	1%	1%	1%	1%	2%	1%
11+	1%	1%	1%	1%	1%	1%

On Allianz Alterity and Allianz High Five Original Contracts a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. 100% of the total liquidation value is available annually on Allianz Alterity and Allianz High Five Original Contracts and the withdrawal charge is based on the number of contract years since the payment was received. On Allianz Dimensions, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. 100% of the total liquidation value is available annually beginning on the fifth Contract Anniversary on Allianz Dimensions.

Withdrawal charge during the annuity phase under annuity option 6 are as follows:

Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
0	7%	8%	-
1	6%	8%	-
2	5%	7%	-
3	4%	6%	-
4	3%	5%	-
5	2%	4%	4%
6	0%	3%	3%
7+	0%	0%	0%

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer for all products (or 2% of the amount transferred, if less, for Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Charter). If the transfer is made under the dollar cost averaging program; flexible rebalancing program, GAV or GPV Transfers under the Living Guarantees for any of the High Five products; or the allocation and transfer restrictions for the Target Date Retirement Benefit of one of the Lifetime Benefits for the Vision or Connections products, there is no fee for the transfer, and do not count these transfers against any free transfers. Total transfer fees paid by the contract owners during the years ended December 31, 2009 and 2008 were $15,402 and $15,578, respectively. Net transfers (to)/from the Fixed Accounts during the years ended December 31, 2009 and 2008 were $(339,872,000) and $(3,731,722,000), respectively.

Allianz Dimensions has an optional Increased Annuity Payment Benefit that carries an additional charge per $100 of the basic annuity payment, depending on the annuitant’s age and gender; the maximum charge ranges from $0.95 to $9.97. Allianz Dimensions also offers optional Guaranteed Value Protection Benefits (GVPs), which offers either the Guaranteed Principal Protector Benefit or the Guaranteed Performance Accumulator Benefit. During the Accumulation Phase, the GVPs carry an additional charge based on the contract anniversary value that is deducted on the last day of each contract year. If the Dimensional Asset Allocation Model requirements are met, the GVP charge will not be more than 2% for the first ten contract years; otherwise, the GVP charge will not be more than 3% for the first ten contract years. On and after the tenth contract anniversary, the GVP charge can be increased to 5%.

Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life may, in its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life may have to deduct such amounts at a later date. A rescission is defined as a contract that is returned to the Company by the contract owner and canceled within the free-look period, which is generally 10 days.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Capitalization

Allianz Life may provide seed capital for the establishment of new funds as investment options of the Variable Account. The capitalization transactions are as follows during the year ended December 31, 2009:
Fund	Capitalization Amount	Date of Capitalization
AZL Balanced Index Strategy Fund	$30,000,000	4/22/2009
AZL Moderate Index Strategy Fund	30,000,000	4/22/2009
AZL Allianz Global Investors Select Fund	500,000	10/22/2009
AZL Franklin Templeton Founding Strategy Plus Fund	50,000,000	10/22/2009
AZL Fusion Conservative Fund	500,000	10/22/2009
AZL OCC Growth Fund	3,000,000	10/22/2009

Allianz Life will generally begin to recapture seed capital immediately. The recapture amount is formula driven, such that if there is positive net activity in the investment option each trading day, 75% will be deemed as available for seed recapture until all seed shares have been liquidated. All seed capital is invested at a Net Asset Value of $10.00 with the cost basis adjusting only when the investment options distribute income and gains. Allianz Life reserves the right to make modifications to the frequency of recapturing seed capital.

The seed capital recapture activity was as follows during the year ended December 31, 2009:
Fund	Seed Capital Recaptured	Remaining Seed Capital
AZL Balanced Index Strategy Fund	$30,000,000	$-
AZL Moderate Index Strategy Fund	30,000,000	-
AZL Allianz Global Investors Select Fund	500,000	-
AZL Franklin Templeton Founding Strategy Plus Fund	5,782,797	44,217,204
AZL Fusion Conservative Fund	500,000	-
AZL OCC Growth Fund	143,700	2,856,300
Total	$66,926,496	$47,073,504

3.      FEDERAL INCOME TAXES

Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

4.      PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 are as follows:
	Cost of Purchases	Proceeds from Sales
AIM V.I. Capital Appreciation Fund	$ 32	$ 773
AIM V.I. Core Equity Fund	51	481
AIM V.I. International Growth Fund	18	205
Alger American Capital Appreciation Portfolio	12	327
Alger American LargeCap Growth Portfolio	27	357
Alger American MidCap Growth Portfolio	5	600
Alger American SmallCap Growth Portfolio	1	73
AZL AIM International Equity Fund	205,103	66,800
AZL Allianz Global Investors Select Fund	3,352	529
AZL Balanced Index Strategy Fund	135,729	7,733
AZL BlackRock Capital Appreciation Fund	303,256	53,330
AZL BlackRock Growth Fund	21,682	185,821
AZL Columbia Mid Cap Value Fund	43,134	20,709
AZL Columbia Small Cap Value Fund	24,291	19,924
AZL Columbia Technology Fund	40,361	98,103
AZL Davis NY Venture Fund	76,542	100,470
AZL Dreyfus Equity Growth Fund	27,296	37,662
AZL Eaton Vance Large Cap Value Fund	38,736	58,513
AZL First Trust Target Double Play Fund	33,567	91,911

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Cost of Purchases	Proceeds from Sales
AZL Franklin Small Cap Value Fund	$ 58,043	$ 60,503
AZL Franklin Templeton Founding Strategy Plus Fund	60,406	7,209
AZL Fusion Balanced Fund	335,151	149,890
AZL Fusion Conservative Fund	7,702	1,873
AZL Fusion Growth Fund	243,626	209,826
AZL Fusion Moderate Fund	523,776	205,654
AZL International Index Fund	46,038	10,891
AZL JPMorgan Large Cap Equity Fund	11,034	79,585
AZL JPMorgan U.S. Equity Fund	90,327	29,009
AZL MFS Investors Trust Fund	107,085	92,548
AZL Moderate Index Strategy Fund	176,145	15,348
AZL Money Market Fund	1,104,938	1,219,092
AZL NACM International Fund	12,021	19,483
AZL OCC Growth Fund	3,554	286
AZL OCC Opportunity Fund	60,007	41,442
AZL Oppenheimer Global Fund	34,899	158,345
AZL Oppenheimer International Growth Fund	44,165	180,393
AZL PIMCO Fundamental IndexPLUS Total Return Fund	41,015	50,128
AZL S&P 500 Index Fund	271,815	123,835
AZL Schroder Emerging Markets Equity Fund CL 1	1,571	7,977
AZL Schroder Emerging Markets Equity Fund CL 2	114,391	89,111
AZL Schroder International Small Cap Fund	21,129	39,131
AZL Small Cap Stock Index Fund	35,536	42,137
AZL TargetPLUS Balanced Fund	124,101	178,809
AZL TargetPLUS Equity Fund	33,762	101,612
AZL TargetPLUS Growth Fund	42,970	121,735
AZL TargetPLUS Moderate Fund	32,849	95,681
AZL Turner Quantitative Small Cap Growth Fund	19,805	17,314
AZL Van Kampen Equity and Income Fund	149,613	90,311
AZL Van Kampen Global Real Estate Fund	39,128	36,100
AZL Van Kampen Growth and Income Fund	45,583	55,007
AZL Van Kampen International Equity Fund	205,092	89,338
AZL Van Kampen Mid Cap Growth Fund	94,187	84,050
BlackRock Global Allocations V.I. Fund	541,192	156,875
Davis VA Financial Portfolio	35,669	30,946
Davis VA Real Estate Portfolio	18	201
Davis VA Value Portfolio	2,198	13,607
Franklin Global Communications Securities Fund	9,632	123,425
Franklin Growth and Income Securities Fund	17,678	41,573
Franklin High Income Securities Fund	140,959	82,873
Franklin Income Securities Fund	201,645	223,550
Franklin Large Cap Growth Securities Fund	7,777	25,764
Franklin Money Market Fund	1	24,005
Franklin Real Estate Fund	19,153	22,030
Franklin Rising Dividends Securities Fund	13,153	49,997
Franklin Small Cap Value Securities Fund	6,147	13,667
Franklin Small-Mid Cap Growth Securities Fund	4,819	23,425
Franklin Templeton VIP Founding Funds Allocation Fund	73,853	52,020
Franklin U.S. Government Fund	241,904	226,080
Franklin Zero Coupon Fund 2010	57,129	73,930
J.P. Morgan International Opportunities Portfolio	8	182
J.P. Morgan U.S. Large Cap Core Equity Portfolio	7	316
JPMIT International Equity Fund	180	16
JPMorgan Insurance Trust U.S. Equity Portfolio	287	25
Mutual Global Discovery Securities Fund	133,228	147,901
 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Cost of Purchases	Proceeds from Sales
Mutual Shares Securities Fund	$ 107,723	$ 163,127
OpCap Mid Cap Portfolio	34,180	25,311
Oppenheimer Global Securities Fund/VA	6,609	19,538
Oppenheimer High Income Fund/VA	9,973	9,728
Oppenheimer Main Street Fund/VA	3,199	10,128
PIMCO VIT All Asset Portfolio	124,936	69,870
PIMCO VIT Commodity RealReturn Strategy Portfolio	104,713	56,467
PIMCO VIT Emerging Markets Bond Portfolio	66,578	33,236
PIMCO VIT Global Bond Portfolio	70,829	49,908
PIMCO VIT Global Multi-Asset Portfolio	11,259	276
PIMCO VIT High Yield Portfolio	149,195	91,908
PIMCO VIT Real Return Portfolio	178,201	112,445
PIMCO VIT StocksPLUS Growth and Income Portfolio	1,579	8,938
PIMCO VIT Total Return Portfolio	485,369	226,045
Seligman Global Technology Portfolio	41	283
Seligman Small-Cap Value Portfolio	3,004	10,628
SP International Growth Portfolio	1,225	2,282
SP Strategic Partners Focused Growth Portfolio	3,044	4,177
Templeton Global Asset Allocation Fund	1,660	1,908
Templeton Foreign Securities Fund	22,451	38,454
Templeton Global Bond Securities Fund	163,490	72,236
Templeton Growth Securities Fund	76,456	113,473
Van Kampen LIT Capital Growth Portfolio	-	295
Van Kampen LIT Enterprise Portfolio	2	102
Van Kampen LIT Growth and Income Portfolio	22	278

5.       CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2009 and 2008 are as follows:

	AIM V.I. Capital Appreciation Fund		AIM V.I. Core Equity Fund		AIM V.I. International Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	16	-	-	-	-	-
Transfers between funds	(63)	(43)	(18)	(22)	(13)	(11)
Surrenders and terminations	(86)	(107)	(34)	(65)	(12)	(23)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	(1)	(1)	-	-	-	-
Total Net Contract Transactions	(134)	(151)	(52)	(87)	(25)	(34)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	16	-	10	-	-	-
Transfers between funds	(24)	(11)	(29)	(31)	(20)	(41)
Surrenders and terminations	(17)	(41)	(26)	(77)	(51)	(65)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(25)	(52)	(45)	(108)	(71)	(106)

	Alger American SmallCap Growth Portfolio		AZL AIM International Equity Fund		AZL Allianz Global Investors Select Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	1,154	2,701	195	-
Transfers between funds	(5)	(7)	9,649	(5,054)	80	-
Surrenders and terminations	(6)	(11)	(757)	(954)	-	-
Rescissions	-	-	(67)	(124)	(1)	-
Bonus	-	-	10	41	4	-
Contract Maintenance Charges	-	-	(6)	(4)	-	-
Total Net Contract Transactions	(11)	(18)	9,983	(3,394)	278	-

	AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund		AZL BlackRock Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	550	-	2,402	1,761	1,327	3,348
Transfers between funds	12,509	-	23,869	(784)	(26,685)	9,970
Surrenders and terminations	(101)	-	(659)	(280)	(1,420)	(885)
Rescissions	(1)	-	(90)	(37)	(76)	(139)
Bonus	1	-	14	17	7	46
Contract Maintenance Charges	(1)	-	(4)	(1)	(10)	(5)
Total Net Contract Transactions	12,957	-	25,532	676	(26,857)	12,335

	AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund		AZL Columbia Technology Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,584	1,970	881	871	885	1,980
Transfers between funds	2,931	(422)	65	(88)	(8,695)	(3,558)
Surrenders and terminations	(304)	(177)	(251)	(293)	(435)	(682)
Rescissions	(80)	(40)	(39)	(17)	(39)	(57)
Bonus	7	20	6	9	7	35
Contract Maintenance Charges	(2)	(1)	(2)	(1)	(4)	(3)
Total Net Contract Transactions	4,136	1,350	660	(329)	(8,281)	(2,285)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	AZL Davis NY Venture Fund		AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	4,435	5,630	1,197	2,323	1,471	2,254
Transfers between funds	(2,668)	9,710	(861)	(6,789)	(1,691)	(13,732)
Surrenders and terminations	(3,090)	(2,072)	(1,384)	(2,022)	(2,361)	(3,785)
Rescissions	(182)	(203)	(47)	(67)	(59)	(72)
Bonus	16	50	8	21	8	20
Contract Maintenance Charges	(22)	(9)	(9)	(7)	(17)	(14)
Total Net Contract Transactions	(1,511)	13,106	(1,096)	(6,541)	(2,649)	(15,329)

	AZL First Trust Target Double Play Fund		AZL Franklin Small Cap Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	3,054	5,425	1,332	2,252	617	-
Transfers between funds	(14,187)	(1,436)	(566)	(4,829)	364	-
Surrenders and terminations	(352)	(557)	(746)	(999)	(1)	-
Rescissions	(151)	(119)	(52)	(71)	(3)	-
Bonus	31	46	8	29	4	-
Contract Maintenance Charges	(4)	(2)	(6)	(4)	-	-
Total Net Contract Transactions	(11,609)	3,357	(30)	(3,622)	981	-

	AZL Fusion Balanced Fund		AZL Fusion Conservative Fund		AZL Fusion Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	17,177	13,394	240	-	8,808	22,791
Transfers between funds	5,210	(6,273)	337	-	(3,134)	(24,031)
Surrenders and terminations	(2,498)	(2,907)	(1)	-	(3,850)	(4,587)
Rescissions	(616)	(342)	-	-	(489)	(641)
Bonus	156	126	-	-	88	315
Contract Maintenance Charges	(12)	(7)	-	-	(39)	(26)
Total Net Contract Transactions	19,417	3,991	576	-	1,384	(6,179)

	AZL Fusion Moderate Fund		AZL International Index Fund		AZL JPMorgan Large Cap Equity Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	38,156	15,937	46	-	708	1,557
Transfers between funds	1,986	(24,925)	3,581	-	(11,580)	(4,327)
Surrenders and terminations	(3,236)	(4,308)	(34)	-	(738)	(902)
Rescissions	(1,051)	(498)	(1)	-	(41)	(56)
Bonus	283	153	1	-	4	17
Contract Maintenance Charges	(26)	(17)	-	-	(5)	(5)
Total Net Contract Transactions	36,112	(13,658)	3,593	-	(11,652)	(3,716)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	AZL JPMorgan U.S. Equity Fund		AZL LMP Large Cap Growth Fund		AZL MFS Investors Trust Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	679	1,332	-	553	2,381	4,105
Transfers between funds	6,426	(3,408)	-	(12,586)	1,027	2,409
Surrenders and terminations	(525)	(596)	-	(1,037)	(1,268)	(948)
Rescissions	(29)	(40)	-	(12)	(109)	(134)
Bonus	5	21	-	7	14	38
Contract Maintenance Charges	(5)	(3)	-	(3)	(8)	(4)
Total Net Contract Transactions	6,551	(2,694)	-	(13,078)	2,037	5,466

	AZL Moderate Index Strategy Fund		AZL Money Market Fund		AZL NACM International Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	660	-	49,477	42,828	239	694
Transfers between funds	15,796	-	(42,732)	11,198	(1,455)	(12)
Surrenders and terminations	(112)	-	(13,192)	(15,426)	(38)	(55)
Rescissions	(38)	-	(1,822)	(1,259)	(17)	(28)
Bonus	5	-	377	499	1	6
Contract Maintenance Charges	(1)	-	(25)	(13)	-	-
Total Net Contract Transactions	16,310	-	(7,917)	37,827	(1,270)	605

	AZL OCC Growth Fund		AZL OCC Opportunity Fund		AZL OCC Value Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	8	-	525	1,091	-	544
Transfers between funds	44	-	1,983	(2,511)	-	(28,436)
Surrenders and terminations	-	-	(536)	(661)	-	(2,398)
Rescissions	-	-	(22)	(35)	-	(33)
Bonus	-	-	4	13	-	5
Contract Maintenance Charges	-	-	(4)	(3)	-	(8)
Total Net Contract Transactions	52	-	1,950	(2,106)	-	(30,326)

	AZL Oppenheimer Global Fund		AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,002	1,790	711	2,426	492	524
Transfers between funds	(11,329)	(4,346)	(9,692)	(4,418)	(1,776)	321
Surrenders and terminations	(488)	(711)	(404)	(687)	102)	(51)
Rescissions	(71)	(71)	(33)	(83)	(13)	(18)
Bonus	7	22	5	42	5	6
Contract Maintenance Charges	(5)	(4)	(3)	(3)	(1)	-
Total Net Contract Transactions	(10,884)	(3,320)	(9,416)	(2,723)	(1,395)	782

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	5,137	4,988	1,286	6	1,886	3,489
Transfers between funds	19,881	23,517	(248)	4,928	2,689	8,092
Surrenders and terminations	(2,512)	(756)	(652)	(17)	(1,339)	(720)
Rescissions	(155)	(81)	-	-	(91)	(130)
Bonus	43	61	-	-	22	48
Contract Maintenance Charges	(16)	(4)	(3)	-	(11)	(4)
Total Net Contract Transactions	22,378	27,725	383	4,917	3,156	10,775

	AZL Schroder International Small Cap Fund		AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	567	1,437	2,229	1,907	7,903	5,514
Transfers between funds	(2,923)	-	(1,165)	15,759	(13,819)	80
Surrenders and terminations	(74)	(80)	(1,426)	(388)	(348)	(108)
Rescissions	(45)	(39)	(62)	(53)	(241)	(198)
Bonus	4	18	28	19	88	61
Contract Maintenance Charges	(1)	-	(9)	(3)	(2)	-
Total Net Contract Transactions	(2,472)	1,336	(405)	17,241	(6,419)	5,349

	AZL TargetPLUS Equity Fund		AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	2,754	4,875	2,565	8,052	1,869	6,412
Transfers between funds	(13,019)	(1,847)	(13,103)	(660)	(9,271)	(356)
Surrenders and terminations	(267)	(427)	(235)	(215)	(349)	(303)
Rescissions	(90)	(152)	(121)	(224)	(103)	(246)
Bonus	57	60	23	112	12	112
Contract Maintenance Charges	(4)	(2)	(4)	(1)	(2)	(1)
Total Net Contract Transactions	(10,569)	2,507	(10,875)	7,064	(7,844)	5,618

	AZL Turner Quantitative Small Cap Growth Fund		AZL Van Kampen Equity and Income Fund		AZL Van Kampen Global Real Estate Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	450	656	8,275	3,617	1,246	2,214
Transfers between funds	160	(588)	(363)	(7,195)	(59)	(1,705)
Surrenders and terminations	(130)	(131)	(902)	(1,222)	(388)	(394)
Rescissions	(15)	(15)	(146)	(119)	(57)	(90)
Bonus	3	7	63	31	15	26
Contract Maintenance Charges	(1)	(1)	(6)	(4)	(3)	(2)
Total Net Contract Transactions	467	(72)	6,921	(4,892)	754	49

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	AZL Van Kampen Growth and Income Fund		AZL Van Kampen International Equity Fund		AZL Van Kampen Mid Cap Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,700	2,023	1,448	2,768	2,102	4,574
Transfers between funds	(1,201)	(5,901)	5,878	(7,468)	1,112	(8,589)
Surrenders and terminations	(1,244)	(2,061)	(950)	(1,302)	(1,525)	(1,965)
Rescissions	(54)	(84)	(65)	(91)	(83)	(212)
Bonus	12	20	15	26	17	58
Contract Maintenance Charges	(8)	(6)	(7)	(5)	(11)	(8)
Total Net Contract Transactions	(795)	(6,009)	6,319	(6,072)	1,612	(6,142)

	BlackRock Global Allocations V.I. Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	36,019	11,279	904	1,290	-	-
Transfers between funds	14,000	5,094	419	(1,015)	(6)	(5)
Surrenders and terminations	(1,276)	(236)	(429)	(534)	(7)	(5)
Rescissions	(988)	(272)	(33)	(39)	-	-
Bonus	243	74	9	15	-	-
Contract Maintenance Charges	(6)	(1)	(3)	(2)	-	-
Total Net Contract Transactions	47,992	15,938	867	(285)	(13)	(10)

	Davis VA Value Portfolio		Dreyfus IP Small Cap Stock Index Portfolio		Dreyfus Stock Index Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	131	57	-	114	-	166
Transfers between funds	(620)	(2,549)	-	(15,172)	-	(23,394)
Surrenders and terminations	(716)	(1,205)	-	(828)	-	(1,654)
Rescissions	(4)	(2)	-	(4)	-	(13)
Bonus	-	1	-	1	-	1
Contract Maintenance Charges	(4)	(3)	-	(3)	-	(5)
Total Net Contract Transactions	(1,213)	(3,701)	-	(15,892)	-	(24,899)

	Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	120	724	4,635	89	1,742	819
Transfers between funds	(6,650)	(2,442)	(499)	(1,777)	2,183	(2,048)
Surrenders and terminations	(222)	(727)	(1,840)	(1,188)	(700)	(765)
Rescissions	(5)	(25)	(1)	(9)	(41)	(32)
Bonus	2	13	-	1	12	11
Contract Maintenance Charges	(2)	(4)	(6)	(5)	(3)	(2)
Total Net Contract Transactions	(6,757)	(2,461)	2,289	(2,889)	3,193	(2,017)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Money Market Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	5,161	3,796	2,680	175	-	-
Transfers between funds	(1,563)	(7,889)	(618)	(3,499)	(1,349)	(26)
Surrenders and terminations	(1,935)	(2,183)	(932)	(1,109)	(70)	(129)
Rescissions	(77)	(135)	(10)	(19)	-	-
Bonus	11	29	1	1	-	-
Contract Maintenance Charges	(10)	(8)	(6)	(5)	-	(1)
Total Net Contract Transactions	1,587	(6,390)	1,115	(4,456)	(1,419)	(156)

	Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	366	53	1,942	94	435	53
Transfers between funds	(205)	(1,578)	(593)	(3,581)	(363)	(2,224)
Surrenders and terminations	(352)	(515)	(1,075)	(1,448)	(525)	(752)
Rescissions	(3)	(3)	(3)	(6)	(4)	(9)
Bonus	1	1	1	-	-	1
Contract Maintenance Charges	(2)	(2)	(6)	(5)	(3)	(2)
Total Net Contract Transactions	(195)	(2,044)	266	(4,946)	(460)	(2,933)

	Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,324	73	4,617	17,286	2,805	1,843
Transfers between funds	(533)	(1,565)	34	(1,115)	153	57
Surrenders and terminations	(732)	(903)	(623)	(458)	(2,065)	(2,040)
Rescissions	(3)	(4)	(292)	(582)	(115)	(79)
Bonus	1	2	19	169	22	18
Contract Maintenance Charges	(4)	(4)	(7)	(2)	(6)	(5)
Total Net Contract Transactions	53	(2,401)	3,748	15,298	794	(206)

	Franklin Zero Coupon Fund 2010		J.P. Morgan International Opportunities Portfolio		J.P. Morgan U.S. Large Cap Core Equity Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	562	387	-	-	-	-
Transfers between funds	(618)	562	(25)	(11)	(49)	-
Surrenders and terminations	(272)	(315)	(1)	(4)	(5)	(11)
Rescissions	(55)	(21)	-	-	-	-
Bonus	6	3	-	-	-	-
Contract Maintenance Charges	(1)	(1)	-	-	-	-
Total Net Contract Transactions	(378)	615	(26)	(15)	(54)	(11)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio		Jennison 20/20 Focus Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	-	-	41
Transfers between funds	17	-	27	-	-	(6,298)
Surrenders and terminations	(1)	-	(1)	-	-	(395)
Rescissions	-	-	-	-	-	(2)
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	(1)
Total Net Contract Transactions	16	-	26	-	-	(6,655)

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		OpCap Mid Cap Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	5,080	3,730	7,663	5,542	1,355	2,069
Transfers between funds	(1,014)	(9,111)	(2,967)	(16,040)	446	287
Surrenders and terminations	(2,751)	(2,135)	(4,055)	(3,744)	(264)	(196)
Rescissions	(104)	(176)	(109)	(264)	(52)	(77)
Bonus	11	39	16	50	8	24
Contract Maintenance Charges	(10)	(8)	(18)	(13)	(2)	(1)
Total Net Contract Transactions	1,212	(7,661)	530	(14,469)	1,491	2,106

	Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	93	75	49	12	287	110
Transfers between funds	(682)	(3,073)	398	1,578	(407)	(2,706)
Surrenders and terminations	(861)	(1,343)	(245)	(244)	(729)	(1,312)
Rescissions	(5)	(5)	(1)	-	(7)	(12)
Bonus	1	1	1	-	1	1
Contract Maintenance Charges	(5)	(4)	(1)	(1)	(5)	(5)
Total Net Contract Transactions	(1,459)	(4,349)	201	1,345	(860)	(3,924)

	PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	4,341	2,990	2,308	4,447	1,402	1,225
Transfers between funds	953	(4,833)	2,602	(36)	1,555	(1,318)
Surrenders and terminations	(878)	(1,001)	(822)	(895)	(263)	(262)
Rescissions	(130)	(69)	(104)	(155)	(49)	(30)
Bonus	28	44	16	60	12	16
Contract Maintenance Charges	(4)	(3)	(6)	(3)	(1)	(1)
Total Net Contract Transactions	4,310	(2,872)	3,994	3,418	2,656	(370)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,565	2,732	583	-	2,421	1,218
Transfers between funds	114	220	507	-	2,905	(3,281)
Surrenders and terminations	(565)	(691)	(2)	-	(771)	(1,091)
Rescissions	(52)	(115)	(4)	-	(87)	(45)
Bonus	10	27	8	-	15	13
Contract Maintenance Charges	(2)	(2)	-	-	(4)	(3)
Total Net Contract Transactions	1,070	2,171	1,092	-	4,479	(3,189)

	PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio		PIMCO VIT Total Return Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	3,747	4,365	16	12	11,803	5,955
Transfers between funds	2,727	(3,787)	(1,176)	(194)	9,146	(3,342)
Surrenders and terminations	(1,684)	(1,782)	(97)	(259)	(4,526)	(3,978)
Rescissions	(177)	(167)	-	(3)	(334)	(191)
Bonus	30	60	-	-	59	77
Contract Maintenance Charges	(8)	(6)	(1)	(1)	(13)	(10)
Total Net Contract Transactions	4,635	(1,317)	(1,258)	(445)	16,135	(1,489)

	Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio		SP International Growth Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	4	-	28	30	36	27
Transfers between funds	(13)	(12)	(154)	(888)	(53)	(981)
Surrenders and terminations	(33)	(26)	(308)	(471)	(140)	(214)
Rescissions	-	-	(1)	-	(2)	(11)
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	(2)	(2)	(1)	(1)
Total Net Contract Transactions	(42)	(38)	(437)	(1,331)	(160)	(1,180)

	SP Strategic Partners Focused Growth Portfolio		Templeton Global Asset Allocation Fund		Templeton Developing Markets Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	10	39	706	-	-	129
Transfers between funds	42	(1,008)	(20)	(18)	-	(12,151)
Surrenders and terminations	(192)	(284)	(107)	(30)	-	(817)
Rescissions	(2)	-	-	-	-	(18)
Bonus	-	1	-	-	-	1
Contract Maintenance Charges	(1)	(1)	-	-	-	(3)
Total Net Contract Transactions	(143)	(1,253)	579	(48)	-	(12,859)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund		Templeton Growth Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	2,094	108	1,329	1,509	5,102	3,480
Transfers between funds	(662)	(2,359)	1,417	196	(1,837)	(9,449)
Surrenders and terminations	(1,014)	(1,315)	(364)	(325)	(2,428)	(2,161)
Rescissions	(5)	(4)	(60)	(44)	(62)	(142)
Bonus	1	1	10	15	5	31
Contract Maintenance Charges	(6)	(5)	(2)	(1)	(13)	(10)
Total Net Contract Transactions	408	(3,574)	2,330	1,350	767	(8,251)

	Van Kampen LIT Capital Growth Portfolio		Van Kampen LIT Enterprise Portfolio		Van Kampen LIT Growth and Income Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	(15)	(48)	(16)	(2)	(13)	(1)
Surrenders and terminations	(33)	(87)	-	(2)	(11)	(3)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(48)	(135)	(16)	(4)	(24)	(4)

	Total All Funds
	2009	2008
Contract Transactions
Purchase payments	299,317	270,756
Transfers between funds	(59,892)	(244,098)
Surrenders and terminations	(88,378)	(100,530)
Rescissions	(9,548)	(8,714)
Bonus	2,048	3,065
Contract Maintenance Charges	(484)	(334)
Total Net Contract Transactions	143,063	(79,855)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

6.       FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, is as follows:
	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AIM V.I. Capital Appreciation Fund
2009	847	$5.09	to	$5.85	4,645	0.62%	1.15%	to	2.55%	18.03%	to	19.69%
2008	981	$4.31	to	$4.89	4,594	0.00%	1.15%	to	2.55%	-43.94%	to	-43.15%
2007	1,132	$7.69	to	$8.60	9,390	0.00%	1.15%	to	2.55%	9.18%	to	10.73%
2006	1,568	$7.05	to	$7.77	11,798	0.05%	1.15%	to	2.55%	3.63%	to	5.09%
2005	762	$6.80	to	$7.39	5,430	0.05%	1.15%	to	2.55%	6.10%	to	7.59%
AIM V.I. Core Equity Fund
2009	312	$9.68	to	$10.20	3,117	1.79%	1.15%	to	2.55%	25.07%	to	26.83%
2008	364	$7.74	to	$8.04	2,884	2.01%	1.15%	to	2.55%	-31.90%	to	-30.94%
2007	451	$11.37	to	$11.64	5,199	1.02%	1.15%	to	2.55%	5.38%	to	6.87%
2006	609	$10.85	to	$10.95	6,644	1.59%	1.15%	to	2.55%	9.03%	to	9.56%
2005	1,110	$6.41	to	$6.97	7,473	0.79%	1.15%	to	2.55%	3.00%	to	4.45%
AIM V.I. International Growth Fund
2009	143	$9.04	to	$10.19	1,381	1.48%	1.15%	to	2.55%	31.84%	to	33.70%
2008	168	$6.85	to	$7.62	1,221	0.54%	1.15%	to	2.55%	-41.88%	to	-41.06%
2007	202	$11.76	to	$12.93	2,493	0.37%	1.15%	to	2.55%	11.82%	to	13.40%
2006	275	$10.45	to	$11.51	3,037	0.98%	1.15%	to	2.55%	25.01%	to	26.77%
2005	326	$8.28	to	$8.99	2,826	0.65%	1.15%	to	2.55%	14.97%	to	16.58%
Alger American Capital Appreciation Portfolio
2009	241	$9.24	to	$9.77	2,227	0.00%	1.15%	to	2.55%	47.30%	to	49.37%
2008	266	$6.23	to	$6.56	1,750	0.00%	1.15%	to	2.55%	-46.52%	to	-45.76%
2007	318	$11.58	to	$12.11	3,881	0.00%	1.15%	to	2.55%	30.15%	to	32.00%
2006	380	$8.44	to	$9.33	3,523	0.00%	1.15%	to	2.55%	16.27%	to	17.90%
2005	461	$7.55	to	$7.81	3,627	0.00%	1.35%	to	1.90%	12.30%	to	12.92%
Alger American LargeCap Growth Portfolio
2009	491	$6.95	to	$7.65	3,662	0.67%	1.15%	to	2.55%	43.86%	to	45.88%
2008	536	$4.74	to	$5.38	2,797	0.22%	1.15%	to	2.55%	-47.51%	to	-46.77%
2007	644	$9.02	to	$10.11	6,352	0.35%	1.15%	to	2.55%	16.91%	to	18.57%
2006	852	$7.72	to	$8.53	7,105	0.13%	1.15%	to	2.55%	2.51%	to	3.95%
2005	1,088	$7.53	to	$8.20	8,756	0.24%	1.15%	to	2.35%	9.44%	to	10.76%
Alger American MidCap Growth Portfolio
2009	360	$9.37	to	$10.77	3,661	0.00%	1.15%	to	2.55%	47.88%	to	49.97%
2008	431	$6.34	to	$7.18	2,941	0.17%	1.15%	to	2.55%	-59.41%	to	-58.83%
2007	537	$15.62	to	$17.45	8,955	0.00%	1.15%	to	2.55%	28.23%	to	30.05%
2006	732	$12.18	to	$13.42	9,429	0.00%	1.15%	to	2.55%	7.38%	to	8.88%
2005	944	$11.34	to	$12.32	11,240	0.00%	1.15%	to	2.55%	7.07%	to	8.57%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American SmallCap Growth Portfolio
2009	88	$6.34	to	$7.14	609	0.00%	1.15%	to	2.55%	41.84%	to	43.84%
2008	99	$4.47	to	$4.98	479	0.00%	1.15%	to	2.55%	-47.95%	to	-47.21%
2007	117	$8.59	to	$9.60	1,076	0.00%	1.15%	to	2.55%	14.27%	to	15.89%
2006	128	$7.52	to	$8.28	1,018	0.00%	1.15%	to	2.55%	17.00%	to	18.65%
2005	164	$6.42	to	$6.98	1,108	0.00%	1.15%	to	2.55%	13.95%	to	15.55%
AZL AIM International Equity Fund
2009	22,266	$13.30	to	$15.56	316,324	1.61%	1.00%	to	3.15%	30.16%	to	32.99%
2008	12,283	$10.31	to	$11.63	133,883	0.47%	1.00%	to	3.00%	-43.24%	to	-42.09%
2007	15,677	$18.42	to	$20.11	300,838	0.53%	1.00%	to	2.95%	11.27%	to	13.48%
2006	12,836	$16.51	to	$17.88	219,438	0.22%	1.00%	to	2.70%	13.31%	to	23.67%
2005	8,473	$13.35	to	$14.13	116,487	0.25%	1.15%	to	2.70%	13.27%	to	15.04%
AZL Allianz Global Investors Select Fund
20096	278	$10.17	to	$10.21	2,830	1.60%	1.15%	to	3.15%	1.73%	to	2.11%
AZL Balanced Index Strategy Fund
20096	12,957	$10.00	to	$10.04	129,820	0.00%	1.00%	to	3.15%	0.87%	to	1.28%
AZL BlackRock Capital Appreciation Fund
2009	30,874	$10.15	to	$11.17	326,427	0.00%	1.00%	to	3.15%	31.25%	to	34.11%
2008	5,342	$7.76	to	$8.30	42,814	0.00%	1.00%	to	3.00%	-38.26%	to	-37.01%
2007	4,666	$12.70	to	$13.16	60,239	0.00%	1.00%	to	2.95%	7.68%	to	9.81%
2006	4,061	$11.75	to	$12.07	48,235	0.00%	1.00%	to	2.60%	-1.03%	to	9.57%
20051	3,038	$11.87	to	$11.97	36,245	0.00%	1.40%	to	2.60%	18.74%	to	19.68%
AZL Columbia Mid Cap Value Fund
2009	9,377	$5.97	to	$6.42	57,894	0.84%	1.00%	to	3.15%	28.20%	to	30.99%
2008	5,241	$4.66	to	$4.90	25,031	0.56%	1.00%	to	3.00%	-53.57%	to	-52.63%
2007	3,891	$10.11	to	$10.36	39,787	0.01%	1.00%	to	2.95%	0.82%	to	2.82%
2006	1,876	$10.00	to	$10.10	18,837	0.61%	1.00%	to	2.60%	10.18%	to	10.79%
AZL Columbia Small Cap Value Fund
2009	5,019	$7.10	to	$10.42	48,201	0.28%	1.00%	to	3.15%	20.83%	to	23.45%
2008	4,359	$5.77	to	$8.43	34,886	0.60%	1.00%	to	3.00%	-34.10%	to	-32.77%
2007	4,688	$11.86	to	$12.55	57,106	0.25%	1.00%	to	2.95%	-10.92%	to	-9.16%
2006	5,250	$13.28	to	$13.90	71,186	0.07%	1.00%	to	2.70%	10.39%	to	12.01%
2005	4,551	$12.03	to	$12.29	55,521	0.00%	1.40%	to	2.70%	0.64%	to	1.96%
AZL Davis NY Venture Fund
2009	41,658	$8.96	to	$10.64	401,845	0.79%	1.00%	to	3.15%	27.74%	to	30.52%
2008	43,169	$7.12	to	$8.10	326,971	0.94%	1.00%	to	3.00%	-42.26%	to	-41.10%
2007	30,063	$12.51	to	$13.77	395,443	0.44%	1.00%	to	2.95%	1.11%	to	3.11%
2006	30,217	$12.34	to	$13.47	389,221	0.29%	1.00%	to	2.70%	9.24%	to	10.88%
2005	23,999	$11.13	to	$11.87	276,557	0.13%	1.15%	to	2.70%	6.77%	to	8.43%
AZL Dreyfus Equity Growth Fund
2009	18,168	$7.67	to	$9.00	150,833	0.51%	1.00%	to	3.15%	30.58%	to	33.42%
2008	19,264	$5.92	to	$6.75	121,848	0.29%	1.00%	to	3.00%	-43.36%	to	-42.21%
2007	25,805	$10.64	to	$11.71	287,472	0.06%	1.00%	to	2.95%	5.57%	to	7.67%
2006	11,304	$10.05	to	$10.97	118,436	0.00%	1.00%	to	2.70%	9.93%	to	10.63%
2005	9,188	$9.14	to	$9.75	86,799	0.28%	1.15%	to	2.70%	1.78%	to	3.37%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Eaton Vance Large Cap Value Fund
2009	29,313	$8.43	to	$10.02	266,260	3.12%	1.00%	to	3.15%	22.61%	to	25.27%
2008	31,962	$6.92	to	$7.94	236,303	2.04%	1.00%	to	3.00%	-38.08%	to	-36.82%
2007	47,291	$11.36	to	$12.59	564,367	1.45%	1.00%	to	2.95%	-5.08%	to	-3.20%
2006	42,375	$11.93	to	$13.14	528,044	1.04%	1.00%	to	2.70%	9.38%	to	12.69%
2005	43,085	$10.59	to	$11.39	473,191	0.41%	1.15%	to	2.70%	1.16%	to	2.74%
AZL Franklin Small Cap Value Fund
2009	12,961	$13.14	to	$15.06	180,301	1.76%	1.00%	to	3.15%	26.56%	to	29.32%
2008	12,991	$10.43	to	$11.59	142,496	1.14%	1.00%	to	3.00%	-35.69%	to	-34.39%
2007	16,613	$16.45	to	$17.69	282,993	0.50%	1.00%	to	2.95%	-7.17%	to	-5.33%
2006	17,997	$17.68	to	$18.82	327,285	0.28%	1.00%	to	2.70%	10.54%	to	12.35%
2005	14,272	$15.74	to	$16.29	229,386	0.54%	1.40%	to	2.70%	4.19%	to	5.55%
AZL Franklin Templeton Founding Strategy Plus Fund
20096	981	$10.19	to	$10.22	54,234	0.47%	1.15%	to	3.15%	1.84%	to	2.23%
AZL Fusion Balanced Fund
2009	53,281	$10.01	to	$11.01	558,063	2.03%	1.00%	to	3.15%	22.78%	to	25.45%
2008	33,864	$8.18	to	$8.75	286,477	2.37%	1.00%	to	3.00%	-29.59%	to	-28.17%
2007	29,873	$11.74	to	$12.20	357,955	1.37%	1.00%	to	2.95%	3.98%	to	6.04%
2006	23,672	$11.25	to	$11.55	269,515	0.33%	1.00%	to	2.60%	6.68%	to	6.82%
20051	10,884	$10.54	to	$10.63	115,359	0.00%	1.40%	to	2.60%	5.47%	to	6.31%
AZL Fusion Conservative Fund
20096	576	$10.13	to	$10.15	5,844	2.27%	1.15%	to	3.15%	1.21%	to	1.59%
AZL Fusion Growth Fund
2009	82,691	$9.29	to	$10.22	797,026	2.21%	1.00%	to	3.15%	28.10%	to	30.88%
2008	81,307	$7.27	to	$7.79	610,094	1.49%	1.00%	to	3.00%	-40.75%	to	-39.55%
2007	87,486	$12.41	to	$12.90	1,103,016	0.48%	1.00%	to	2.95%	2.66%	to	4.70%
2006	72,625	$12.04	to	$12.37	883,579	0.07%	1.00%	to	2.60%	9.33%	to	10.05%
20051	30,467	$11.02	to	$11.11	337,345	0.00%	1.40%	to	2.60%	10.18%	to	11.06%
AZL Fusion Moderate Fund
2009	88,601	$9.67	to	$10.61	894,989	2.04%	1.00%	to	3.15%	25.73%	to	28.47%
2008	52,489	$7.75	to	$8.30	419,531	2.29%	1.00%	to	3.00%	-34.92%	to	-33.60%
2007	66,147	$12.00	to	$12.48	809,286	0.95%	1.00%	to	2.95%	3.43%	to	5.48%
2006	54,177	$11.57	to	$11.88	633,894	0.22%	1.00%	to	2.60%	7.88%	to	8.25%
20051	27,565	$10.72	to	$10.81	296,907	0.00%	1.40%	to	2.60%	7.24%	to	8.09%
AZL International Index Fund
20096	3,593	$9.73	to	$9.77	35,015	0.00%	1.00%	to	3.15%	-1.03%	to	-0.62%
AZL JPMorgan U.S. Equity Fund
2009	14,506	$9.39	to	$10.52	142,389	0.34%	1.00%	to	3.15%	29.57%	to	32.38%
2008	7,955	$7.28	to	$7.92	60,030	1.00%	1.00%	to	3.00%	-40.50%	to	-39.29%
2007	10,649	$12.34	to	$13.06	134,696	0.53%	1.00%	to	2.95%	0.76%	to	2.76%
2006	9,984	$12.21	to	$12.78	124,274	0.54%	1.00%	to	2.70%	8.92%	to	11.55%
2005	8,614	$10.95	to	$11.19	95,465	0.00%	1.40%	to	2.70%	2.65%	to	3.99%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MFS Investors Trust Fund
2009	20,996	$12.11	to	$13.33	265,918	0.02%	1.00%	to	3.15%	47.10%	to	50.29%
2008	18,959	$8.28	to	$8.86	162,427	0.12%	1.00%	to	3.00%	-41.88%	to	-40.71%
2007	13,493	$14.36	to	$14.97	198,067	0.19%	1.00%	to	2.95%	7.50%	to	9.63%
2006	11,386	$13.35	to	$13.71	153,824	0.00%	1.00%	to	2.60%	9.90%	to	10.78%
20051	6,387	$12.15	to	$12.25	77,994	0.24%	1.40%	to	2.60%	21.50%	to	22.47%
AZL Moderate Index Strategy Fund
20096	16,310	$10.03	to	$10.07	163,917	0.00%	1.00%	to	3.15%	1.39%	to	1.80%
AZL Money Market Fund
2009	83,432	$9.34	to	$11.50	854,706	0.22%	1.00%	to	3.15%	-2.89%	to	-0.78%
2008	91,349	$9.74	to	$11.49	968,860	2.35%	1.00%	to	3.00%	-0.59%	to	1.42%
2007	53,522	$10.04	to	$11.35	576,147	4.71%	1.00%	to	2.95%	1.74%	to	3.75%
2006	37,014	$9.84	to	$11.07	387,308	4.42%	1.00%	to	2.70%	1.30%	to	1.67%
2005	30,862	$9.68	to	$10.61	314,957	2.56%	1.15%	to	2.70%	-0.15%	to	1.40%
AZL OCC Growth Fund
20096	52	$10.35	to	$10.38	3,399	0.06%	1.15%	to	3.15%	3.43%	to	3.82%
AZL OCC Opportunity Fund
2009	10,032	$11.93	to	$13.91	127,746	0.00%	1.00%	to	3.15%	53.20%	to	56.53%
2008	8,082	$7.83	to	$8.83	66,668	0.00%	1.00%	to	3.00%	-48.72%	to	-47.68%
2007	10,188	$15.49	to	$16.91	163,914	0.00%	1.00%	to	2.95%	5.70%	to	7.80%
2006	10,132	$14.61	to	$15.82	152,821	0.00%	1.00%	to	2.70%	8.71%	to	15.05%
2005	9,449	$13.44	to	$14.23	130,378	0.00%	1.15%	to	2.70%	2.29%	to	3.88%
AZL S&P 500 Index Fund
2009	52,875	$6.11	to	$7.57	386,786	0.39%	1.00%	to	3.15%	21.47%	to	24.11%
2008	30,497	$4.97	to	$6.10	183,421	0.00%	1.00%	to	3.00%	-39.47%	to	-38.24%
20073	2,772	$8.16	to	$9.90	27,330	2.43%	1.00%	to	2.95%	-2.20%	to	-0.91%
AZL Schroder Emerging Markets Equity Fund CL 1
2009	5,324	$10.80	to	$11.03	46,225	0.35%	1.40%	to	2.20%	68.70%	to	70.06%
2008	4,941	$6.40	to	$6.49	32,104	0.03%	1.40%	to	2.20%	-52.87%	to	-52.49%
20073	24	$13.59	to	$13.65	335	0.00%	1.40%	to	2.20%	20.41%	to	21.05%
AZL Schroder Emerging Markets Equity Fund CL 2
2009	26,629	$9.40	to	$10.95	279,662	0.20%	1.00%	to	3.15%	66.45%	to	70.07%
2008	23,473	$5.62	to	$6.43	146,807	0.16%	1.00%	to	3.00%	-53.31%	to	-52.37%
2007	12,698	$12.00	to	$13.51	169,313	0.01%	1.00%	to	2.95%	15.62%	to	29.01%
20062	4,421	$10.39	to	$10.50	46,128	0.19%	1.00%	to	2.60%	17.97%	to	18.63%
AZL Small Cap Stock Index Fund
2009	18,081	$7.47	to	$7.89	137,478	0.00%	1.00%	to	3.15%	20.97%	to	23.60%
2008	18,486	$6.18	to	$6.38	116,150	1.30%	1.00%	to	3.00%	-32.99%	to	-31.63%
20073	1,245	$9.25	to	$9.34	11,585	1.09%	1.00%	to	2.95%	-7.67%	to	-6.45%
AZL Turner Quantitative Small Cap Growth Fund
2009	3,048	$8.56	to	$9.35	27,136	0.00%	1.00%	to	3.15%	27.32%	to	30.09%
2008	2,581	$6.74	to	$7.20	17,898	0.00%	1.00%	to	3.00%	-45.03%	to	-43.91%
2007	2,653	$12.37	to	$12.86	33,333	0.00%	1.00%	to	2.95%	2.97%	to	5.01%
2006	2,943	$11.97	to	$12.29	35,591	0.00%	1.00%	to	2.60%	8.46%	to	13.97%
20051	1,890	$11.04	to	$11.12	20,959	0.00%	1.40%	to	2.60%	10.38%	to	11.26%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Van Kampen Equity and Income Fund
2009	21,215	$10.56	to	$11.83	234,086	2.39%	1.00%	to	3.15%	19.04%	to	21.63%
2008	14,294	$8.95	to	$9.74	133,400	2.66%	1.00%	to	3.00%	-26.17%	to	-24.68%
2007	19,186	$12.23	to	$12.95	242,363	1.55%	1.00%	to	2.95%	0.05%	to	2.03%
2006	17,873	$12.20	to	$12.76	223,287	1.02%	1.00%	to	2.70%	7.23%	to	9.53%
2005	14,278	$11.14	to	$11.38	161,504	0.00%	1.40%	to	2.70%	3.91%	to	5.27%
AZL Van Kampen Global Real Estate Fund
2009	8,690	$7.53	to	$8.09	67,671	1.37%	1.00%	to	3.15%	35.84%	to	38.80%
2008	7,936	$5.55	to	$5.84	45,174	1.84%	1.00%	to	3.00%	-47.44%	to	-46.37%
2007	7,887	$10.64	to	$10.90	84,856	0.49%	1.00%	to	2.95%	-11.35%	to	-9.59%
20062	5,248	$11.96	to	$12.08	63,019	1.20%	1.00%	to	2.60%	18.32%	to	18.98%
AZL Van Kampen Growth and Income Fund
2009	16,633	$9.95	to	$11.84	179,126	2.50%	1.00%	to	3.15%	19.81%	to	22.41%
2008	17,428	$8.37	to	$9.65	156,857	2.14%	1.00%	to	3.00%	-34.85%	to	-33.53%
2007	23,437	$13.10	to	$14.53	323,375	1.23%	1.00%	to	2.95%	-0.36%	to	1.62%
2006	26,601	$13.12	to	$14.44	364,766	0.82%	1.00%	to	2.70%	9.56%	to	12.82%
2005	25,803	$11.63	to	$12.50	311,483	0.35%	1.15%	to	2.70%	6.33%	to	7.99%
AZL Van Kampen International Equity Fund
2009	21,766	$15.16	to	$17.33	349,516	7.43%	1.00%	to	3.15%	22.40%	to	25.06%
2008	15,447	$12.45	to	$13.83	202,363	2.02%	1.00%	to	3.00%	-30.68%	to	-29.28%
2007	21,519	$18.22	to	$19.59	406,292	0.00%	1.00%	to	2.95%	6.61%	to	8.72%
2006	22,029	$17.05	to	$18.14	386,210	1.55%	1.00%	to	2.70%	7.55%	to	18.03%
2005	17,131	$14.44	to	$14.95	252,646	0.00%	1.40%	to	2.70%	8.68%	to	10.10%
AZL Van Kampen Mid Cap Growth Fund
2009	25,366	$10.98	to	$13.12	302,330	0.00%	1.00%	to	3.15%	52.77%	to	56.10%
2008	23,754	$7.27	to	$8.38	184,718	0.30%	1.00%	to	3.00%	-50.04%	to	-49.03%
2007	29,896	$14.85	to	$16.47	464,770	0.03%	1.00%	to	2.95%	18.62%	to	20.97%
2006	18,548	$12.49	to	$13.75	241,109	0.00%	1.00%	to	2.70%	6.31%	to	13.18%
2005	16,140	$11.74	to	$12.63	196,210	0.00%	1.15%	to	2.70%	14.42%	to	16.20%
BlackRock Global Allocations V.I. Fund
2009	63,930	$9.17	to	$16.27	595,355	2.48%	1.15%	to	3.15%	17.17%	to	19.53%
20084	15,938	$7.83	to	$13.67	129,553	5.77%	1.15%	to	3.00%	-21.81%	to	-20.83%
Davis VA Financial Portfolio
2009	7,052	$9.90	to	$12.07	76,038	0.86%	1.00%	to	3.15%	36.80%	to	39.77%
2008	6,185	$7.29	to	$8.56	48,716	0.00%	1.00%	to	3.00%	-47.95%	to	-46.90%
2007	6,470	$14.28	to	$16.15	97,925	0.97%	1.00%	to	2.95%	-8.79%	to	-6.99%
2006	7,986	$15.62	to	$17.57	131,469	0.66%	1.00%	to	2.70%	13.42%	to	15.36%
2005	7,369	$13.54	to	$14.84	104,401	0.52%	1.15%	to	2.70%	5.50%	to	7.15%
Davis VA Real Estate Portfolio
2009	32	$18.05	to	$20.23	635	2.77%	1.15%	to	2.55%	28.41%	to	30.22%
2008	45	$14.05	to	$15.57	684	1.66%	1.15%	to	2.55%	-48.25%	to	-47.52%
2007	55	$27.16	to	$29.75	1,605	3.41%	1.15%	to	2.55%	-17.62%	to	-16.45%
2006	71	$32.97	to	$36.32	2,483	2.95%	1.15%	to	2.55%	31.00%	to	32.84%
2005	97	$25.17	to	$26.94	2,565	3.15%	1.40%	to	2.55%	10.29%	to	11.56%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Davis VA Value Portfolio
2009	7,213	$9.54	to	$11.12	73,314	0.86%	1.15%	to	2.70%	27.66%	to	29.66%
2008	8,426	$7.47	to	$8.58	67,417	0.84%	1.15%	to	2.70%	-41.92%	to	-41.01%
2007	12,127	$12.86	to	$14.54	166,627	1.04%	1.15%	to	2.70%	1.84%	to	3.43%
2006	14,707	$12.63	to	$14.06	196,912	0.75%	1.15%	to	2.70%	11.95%	to	13.69%
2005	16,693	$11.28	to	$12.37	197,991	0.95%	1.15%	to	2.70%	6.54%	to	8.20%
Franklin Growth and Income Securities Fund
2009	11,581	$22.29	to	$30.77	224,555	5.10%	1.00%	to	2.70%	23.18%	to	25.30%
2008	9,292	$18.10	to	$24.59	210,956	3.47%	1.00%	to	2.70%	-36.88%	to	-35.79%
2007	12,181	$28.67	to	$38.36	439,537	2.39%	1.00%	to	2.70%	-6.29%	to	-4.67%
2006	14,586	$30.60	to	$40.54	555,540	2.51%	1.00%	to	2.70%	9.40%	to	13.65%
2005	16,366	$26.92	to	$34.92	543,927	2.72%	1.15%	to	2.70%	0.76%	to	2.33%
Franklin High Income Securities Fund
2009	9,297	$18.70	to	$28.43	211,406	6.80%	1.00%	to	3.15%	38.27%	to	41.28%
2008	6,104	$14.08	to	$20.15	107,397	10.38%	1.00%	to	3.00%	-25.65%	to	-24.14%
2007	8,121	$19.89	to	$26.61	194,157	6.81%	1.00%	to	2.95%	-0.19%	to	1.69%
2006	9,155	$19.89	to	$26.29	217,690	6.24%	1.00%	to	2.70%	5.18%	to	6.46%
2005	9,108	$18.69	to	$24.24	203,114	5.98%	1.15%	to	2.70%	0.57%	to	2.29%
Franklin Income Securities Fund
2009	21,911	$31.50	to	$47.37	762,870	8.18%	1.00%	to	3.15%	31.39%	to	34.25%
2008	20,324	$24.44	to	$35.34	633,722	5.67%	1.00%	to	3.00%	-31.74%	to	-30.36%
2007	26,714	$37.99	to	$50.82	1,236,149	3.51%	1.00%	to	2.95%	0.83%	to	2.72%
2006	24,645	$37.62	to	$49.71	1,124,778	3.48%	1.00%	to	2.70%	7.12%	to	15.10%
2005	20,445	$32.68	to	$42.39	811,292	3.53%	1.15%	to	2.70%	-1.10%	to	0.45%
Franklin Large Cap Growth Securities Fund
2009	11,029	$14.58	to	$18.02	141,641	1.51%	1.00%	to	2.70%	26.28%	to	28.44%
2008	9,914	$11.54	to	$14.05	128,233	1.42%	1.00%	to	2.70%	-36.28%	to	-35.18%
2007	14,370	$18.12	to	$21.71	293,997	0.81%	1.00%	to	2.70%	3.39%	to	5.17%
2006	17,410	$17.52	to	$21.01	341,776	0.81%	1.00%	to	2.70%	7.95%	to	9.49%
2005	19,427	$16.23	to	$18.86	350,975	0.64%	1.15%	to	2.70%	-1.63%	to	-0.09%
Franklin Real Estate Fund
2009	3,931	$27.26	to	$37.63	116,520	12.82%	1.15%	to	2.70%	15.91%	to	17.75%
2008	4,126	$23.52	to	$31.96	114,219	1.18%	1.15%	to	2.70%	-43.93%	to	-43.03%
2007	6,170	$41.95	to	$56.12	306,481	2.40%	1.15%	to	2.70%	-22.98%	to	-21.76%
2006	8,543	$54.47	to	$71.74	548,475	1.99%	1.15%	to	2.70%	17.38%	to	19.21%
2005	9,882	$46.40	to	$60.18	537,862	1.44%	1.15%	to	2.70%	10.46%	to	12.18%
Franklin Rising Dividends Securities Fund
2009	10,849	$24.44	to	$32.12	262,333	1.59%	1.15%	to	2.70%	14.22%	to	16.04%
2008	10,583	$21.40	to	$27.69	265,219	1.97%	1.15%	to	2.70%	-29.05%	to	-27.93%
2007	15,529	$30.16	to	$38.42	549,522	2.48%	1.15%	to	2.70%	-5.29%	to	-3.78%
2006	19,516	$31.84	to	$39.95	722,650	1.12%	1.15%	to	2.70%	14.01%	to	15.79%
2005	21,765	$27.93	to	$34.50	701,663	0.95%	1.15%	to	2.70%	0.68%	to	2.25%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Small Cap Value Securities Fund
2009	5,229	$13.07	to	$15.66	68,848	1.71%	1.15%	to	2.70%	25.72%	to	27.74%
2008	5,689	$10.40	to	$12.27	64,002	1.22%	1.15%	to	2.70%	-34.81%	to	-33.78%
2007	8,622	$15.95	to	$18.53	149,192	0.70%	1.15%	to	2.70%	-4.99%	to	-3.50%
2006	11,149	$16.78	to	$19.20	201,830	0.65%	1.15%	to	2.70%	13.87%	to	15.65%
2005	13,411	$14.74	to	$16.60	211,689	0.81%	1.15%	to	2.70%	5.88%	to	7.53%
Franklin Small-Mid Cap Growth Securities Fund
2009	7,513	$16.91	to	$20.99	123,720	0.00%	1.15%	to	2.70%	39.75%	to	41.95%
2008	7,460	$12.10	to	$14.79	102,678	0.00%	1.15%	to	2.70%	-44.03%	to	-43.15%
2007	9,861	$21.62	to	$26.02	242,499	0.00%	1.15%	to	2.70%	8.26%	to	9.96%
2006	11,991	$19.97	to	$23.66	269,950	0.00%	1.15%	to	2.70%	5.81%	to	7.45%
2005	14,051	$18.87	to	$22.02	296,641	0.00%	1.15%	to	2.70%	2.00%	to	3.63%
Franklin Templeton VIP Founding Funds Allocation Fund
2009	23,594	$7.21	to	$7.56	173,591	2.69%	1.00%	to	3.15%	26.21%	to	28.95%
2008	19,846	$5.71	to	$5.87	114,681	3.51%	1.00%	to	3.00%	-37.77%	to	-36.51%
20073	4,548	$9.19	to	$9.26	41,977	0.00%	1.00%	to	2.95%	-8.25%	to	-7.36%
Franklin U.S. Government Fund
2009	17,911	$19.63	to	$29.69	450,582	3.84%	1.00%	to	3.15%	-0.10%	to	2.07%
2008	17,117	$20.45	to	$29.14	438,305	4.83%	1.00%	to	3.00%	4.40%	to	6.52%
2007	17,323	$20.48	to	$27.40	429,720	4.94%	1.00%	to	2.95%	2.32%	to	5.54%
2006	19,375	$19.74	to	$26.07	459,275	4.44%	1.00%	to	2.70%	1.25%	to	1.85%
2005	21,379	$19.49	to	$25.28	497,400	4.33%	1.15%	to	2.70%	-0.32%	to	1.24%
Franklin Zero Coupon Fund 2010
2009	2,688	$29.16	to	$44.21	95,054	4.41%	1.00%	to	3.15%	-2.67%	to	-0.56%
2008	3,066	$30.86	to	$44.52	116,167	4.54%	1.00%	to	3.00%	4.31%	to	6.42%
2007	2,451	$31.32	to	$41.90	90,911	4.96%	1.00%	to	2.95%	5.45%	to	7.54%
2006	2,533	$29.63	to	$40.08	88,620	3.96%	1.00%	to	2.70%	-0.02%	to	1.26%
2005	2,783	$29.63	to	$38.43	96,876	4.24%	1.15%	to	2.70%	-1.16%	to	0.38%
JPMIT International Equity Fund
20095	16	$13.88	to	$13.93	228	1.44%	1.15%	to	2.55%	38.22%	to	39.56%
JPMorgan Insurance Trust U.S. Equity Portfolio
20095	26	$13.75	to	$13.82	357	0.00%	1.15%	to	2.55%	31.47%	to	32.74%
Mutual Global Discovery Securities Fund
2009	24,682	$20.46	to	$26.62	532,799	1.20%	1.00%	to	3.15%	19.49%	to	22.09%
2008	23,470	$17.32	to	$21.69	463,812	2.28%	1.00%	to	3.00%	-30.57%	to	-29.17%
2007	31,131	$25.83	to	$30.67	893,746	1.50%	1.00%	to	2.95%	8.58%	to	10.73%
2006	30,097	$23.70	to	$24.92	788,452	1.03%	1.00%	to	2.70%	9.77%	to	19.79%
2005	26,246	$19.81	to	$22.76	571,760	1.31%	1.15%	to	2.70%	12.89%	to	14.66%
Mutual Shares Securities Fund
2009	35,649	$14.88	to	$19.49	549,364	1.96%	1.00%	to	3.15%	22.14%	to	24.79%
2008	35,119	$12.33	to	$15.46	497,934	3.06%	1.00%	to	3.00%	-38.97%	to	-37.74%
2007	49,588	$20.91	to	$24.87	1,160,544	1.51%	1.00%	to	2.95%	0.45%	to	2.44%
2006	47,987	$20.76	to	$24.65	1,107,271	1.30%	1.00%	to	2.70%	9.03%	to	15.23%
2005	39,133	$18.02	to	$20.78	781,296	0.94%	1.15%	to	2.70%	7.62%	to	9.29%
 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
OpCap Mid Cap Portfolio
2009	6,561	$7.84	to	$22.72	53,180	0.67%	1.00%	to	3.15%	34.44%	to	37.36%
2008	5,070	$5.83	to	$6.13	30,318	0.40%	1.00%	to	3.00%	-43.40%	to	-42.26%
2007	2,964	$10.37	to	$10.61	31,117	0.15%	1.00%	to	2.95%	4.10%	to	6.16%
2006	1,451	$9.93	to	$10.04	14,483	0.00%	1.00%	to	2.60%	10.29%	to	10.90%
Oppenheimer Global Securities Fund/VA
2009	7,812	$11.22	to	$13.09	93,465	2.28%	1.15%	to	2.70%	36.05%	to	38.17%
2008	9,271	$8.25	to	$9.47	81,580	1.69%	1.15%	to	2.70%	-41.79%	to	-40.87%
2007	13,620	$14.17	to	$16.02	205,533	1.40%	1.15%	to	2.70%	3.47%	to	5.10%
2006	16,707	$13.70	to	$15.25	241,736	1.06%	1.15%	to	2.70%	14.56%	to	16.35%
2005	19,339	$11.95	to	$13.10	242,446	1.06%	1.15%	to	2.70%	11.27%	to	13.00%
Oppenheimer High Income Fund/VA
2009	3,916	$2.97	to	$3.46	12,389	0.00%	1.15%	to	2.70%	21.98%	to	23.88%
2008	3,715	$2.43	to	$2.79	9,566	7.21%	1.15%	to	2.70%	-79.24%	to	-78.92%
2007	2,370	$11.72	to	$13.25	29,717	7.52%	1.15%	to	2.70%	-2.78%	to	-1.25%
2006	2,977	$12.05	to	$13.42	38,259	7.81%	1.15%	to	2.70%	6.52%	to	8.18%
2005	3,291	$11.32	to	$12.40	39,330	6.94%	1.15%	to	2.70%	-0.40%	to	1.15%
Oppenheimer Main Street Fund/VA
2009	8,370	$7.42	to	$8.65	65,355	1.94%	1.15%	to	2.70%	24.87%	to	26.82%
2008	9,230	$5.94	to	$6.82	58,515	1.63%	1.15%	to	2.70%	-40.11%	to	-39.17%
2007	13,154	$9.92	to	$11.22	139,064	1.04%	1.15%	to	2.70%	1.63%	to	3.22%
2006	15,908	$9.76	to	$10.87	164,300	1.17%	1.15%	to	2.70%	11.97%	to	13.71%
2005	18,526	$8.72	to	$9.56	169,622	1.39%	1.15%	to	2.70%	3.16%	to	4.77%
PIMCO VIT All Asset Portfolio
2009	14,785	$11.67	to	$13.84	188,459	7.75%	1.00%	to	3.15%	17.80%	to	20.36%
2008	10,475	$9.97	to	$11.52	114,617	5.55%	1.00%	to	3.00%	-18.34%	to	-16.68%
2007	13,347	$12.67	to	$13.84	180,302	7.29%	1.00%	to	2.95%	5.27%	to	7.24%
2006	16,148	$12.40	to	$12.98	205,480	5.38%	1.00%	to	2.70%	1.59%	to	1.88%
2005	17,865	$12.18	to	$12.44	222,032	4.74%	1.40%	to	2.70%	3.41%	to	4.76%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2009	16,309	$9.13	to	$11.07	155,748	6.22%	1.00%	to	3.15%	37.14%	to	40.12%
2008	12,315	$6.70	to	$7.94	85,230	4.50%	1.00%	to	3.00%	-45.46%	to	-44.35%
2007	8,897	$12.41	to	$12.87	112,433	4.81%	1.00%	to	2.95%	19.64%	to	22.01%
2006	8,067	$10.34	to	$10.62	84,388	4.62%	1.00%	to	2.60%	-5.58%	to	-5.58%
20051	4,475	$10.95	to	$11.04	49,229	2.57%	1.40%	to	2.60%	9.31%	to	10.18%
PIMCO VIT Emerging Markets Bond Portfolio
2009	5,930	$12.28	to	$22.00	76,335	5.87%	1.00%	to	3.15%	26.54%	to	29.29%
2008	3,274	$9.77	to	$10.44	33,044	6.48%	1.00%	to	3.00%	-17.13%	to	-15.45%
2007	3,644	$11.90	to	$12.37	44,213	5.82%	1.00%	to	2.95%	2.73%	to	4.76%
2006	3,050	$11.54	to	$11.85	35,627	5.36%	1.00%	to	2.60%	5.08%	to	6.48%
20051	2,030	$10.84	to	$10.93	22,123	3.65%	1.40%	to	2.60%	8.32%	to	9.19%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Bond Portfolio
2009	8,649	$10.84	to	$16.73	98,030	3.13%	1.00%	to	3.15%	13.24%	to	15.70%
2008	7,579	$9.62	to	$14.54	75,572	3.31%	1.00%	to	3.00%	-3.78%	to	-1.84%
2007	5,408	$10.11	to	$10.51	55,781	3.33%	1.00%	to	2.95%	6.54%	to	8.65%
2006	3,080	$9.46	to	$9.71	29,522	3.33%	1.00%	to	2.60%	1.02%	to	1.97%
20051	1,350	$9.27	to	$9.35	12,591	1.98%	1.40%	to	2.60%	-7.18%	to	-6.43%
PIMCO VIT Global Multi-Asset Portfolio
20096	1,092	$9.98	to	$10.02	10,923	1.05%	1.15%	to	3.15%	0.37%	to	0.75%
PIMCO VIT High Yield Portfolio
2009	14,268	$12.55	to	$15.30	193,247	8.66%	1.00%	to	3.15%	36.08%	to	39.04%
2008	9,789	$9.25	to	$11.02	96,790	7.78%	1.00%	to	3.00%	-25.81%	to	-24.30%
2007	12,978	$12.43	to	$14.58	173,285	7.03%	1.00%	to	2.95%	0.59%	to	2.48%
2006	15,336	$12.34	to	$13.88	201,813	6.93%	1.00%	to	2.70%	4.88%	to	6.21%
2005	16,429	$11.62	to	$13.21	202,567	6.57%	1.15%	to	2.70%	1.36%	to	2.94%
PIMCO VIT Real Return Portfolio
2009	23,987	$11.73	to	$18.67	299,229	3.10%	1.00%	to	3.15%	14.72%	to	17.22%
2008	19,352	$10.31	to	$16.01	210,471	3.53%	1.00%	to	3.00%	-9.81%	to	-7.98%
2007	20,669	$11.55	to	$12.41	249,436	4.72%	1.00%	to	2.95%	7.43%	to	9.56%
2006	22,779	$10.72	to	$11.46	253,317	4.25%	1.00%	to	2.70%	-1.96%	to	-1.53%
2005	25,016	$10.94	to	$11.37	281,377	2.82%	1.40%	to	2.70%	-0.61%	to	0.68%
PIMCO VIT Total Return Portfolio
2009	50,292	$14.64	to	$17.86	779,577	5.15%	1.00%	to	3.15%	10.53%	to	12.94%
2008	34,157	$13.43	to	$15.85	492,177	4.47%	1.00%	to	3.00%	1.70%	to	3.76%
2007	35,646	$13.16	to	$15.29	505,831	4.85%	1.00%	to	2.95%	5.69%	to	7.67%
2006	37,062	$12.44	to	$13.99	492,340	4.44%	1.00%	to	2.70%	1.09%	to	1.62%
2005	36,408	$12.30	to	$13.85	474,744	3.44%	1.15%	to	2.70%	-0.27%	to	1.29%
Seligman Global Technology Portfolio
2009	240	$6.84	to	$7.33	1,700	0.00%	1.15%	to	2.55%	58.29%	to	60.52%
2008	282	$4.30	to	$4.58	1,245	0.00%	1.15%	to	2.55%	-41.76%	to	-40.93%
2007	320	$7.34	to	$7.76	2,408	0.00%	1.15%	to	2.55%	12.52%	to	14.12%
2006	446	$6.27	to	$6.91	2,954	0.00%	1.15%	to	2.55%	14.96%	to	16.58%
2005	537	$5.52	to	$5.86	3,070	0.00%	1.35%	to	2.35%	5.63%	to	6.69%
Seligman Small-Cap Value Portfolio
2009	2,904	$19.78	to	$23.07	61,488	0.00%	1.15%	to	2.70%	31.85%	to	33.91%
2008	3,341	$15.00	to	$17.23	53,475	0.00%	1.15%	to	2.70%	-41.15%	to	-40.23%
2007	4,672	$25.49	to	$28.82	126,765	0.00%	1.15%	to	2.70%	1.35%	to	2.95%
2006	6,020	$25.15	to	$28.00	159,979	0.00%	1.15%	to	2.70%	18.03%	to	19.86%
2005	7,502	$21.31	to	$23.36	167,646	9.61%	1.15%	to	2.70%	-6.53%	to	-5.07%
SP International Growth Portfolio
2009	1,666	$5.95	to	$6.84	10,271	1.31%	1.15%	to	2.70%	32.80%	to	34.88%
2008	1,826	$4.48	to	$5.07	8,551	1.45%	1.15%	to	2.70%	-51.81%	to	-51.05%
2007	3,006	$9.29	to	$10.37	29,477	0.45%	1.15%	to	2.70%	15.93%	to	17.76%
2006	2,608	$8.02	to	$8.80	21,901	1.58%	1.15%	to	2.70%	16.98%	to	18.80%
2005	2,982	$6.85	to	$7.41	21,271	0.24%	1.15%	to	2.70%	12.72%	to	14.47%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
SP Strategic Partners Focused Growth Portfolio
2009	2,033	$6.19	to	$7.12	13,247	0.00%	1.15%	to	2.70%	39.56%	to	41.74%
2008	2,176	$4.45	to	$5.02	10,121	0.00%	1.15%	to	2.70%	-40.18%	to	-39.25%
2007	3,429	$7.44	to	$8.26	26,746	0.00%	1.15%	to	2.70%	11.60%	to	13.36%
2006	4,431	$6.64	to	$7.29	30,769	0.00%	1.15%	to	2.70%	-3.74%	to	-2.24%
2005	5,876	$6.90	to	$7.46	42,142	0.00%	1.15%	to	2.70%	11.77%	to	13.52%
Templeton Global Asset Allocation Fund
2009	1,130	$20.67	to	$24.98	10,145	9.49%	1.15%	to	1.49%	20.18%	to	20.51%
2008	551	$17.17	to	$20.79	9,555	10.71%	1.15%	to	1.49%	-26.10%	to	-25.96%
2007	599	$23.23	to	$28.86	15,017	17.69%	1.15%	to	1.49%	8.53%	to	8.78%
2006	742	$21.37	to	$26.53	16,958	7.31%	1.15%	to	1.49%	19.60%	to	19.73%
2005	897	$17.87	to	$22.16	17,048	3.91%	1.15%	to	1.49%	2.17%	to	2.41%
Templeton Foreign Securities Fund
2009	10,934	$20.26	to	$27.23	223,268	3.62%	1.00%	to	2.70%	33.39%	to	35.68%
2008	10,526	$15.19	to	$19.75	192,585	2.58%	1.00%	to	2.70%	-41.97%	to	-40.97%
2007	14,100	$26.18	to	$33.50	443,786	2.13%	1.00%	to	2.70%	12.36%	to	14.30%
2006	16,562	$23.30	to	$30.02	459,162	1.33%	1.00%	to	2.70%	10.98%	to	18.22%
2005	17,208	$19.71	to	$24.44	402,655	1.25%	1.15%	to	2.70%	7.24%	to	8.94%
Templeton Global Bond Securities Fund
2009	6,355	$27.50	to	$42.17	221,537	13.84%	1.00%	to	3.15%	15.00%	to	17.50%
2008	4,025	$24.89	to	$35.86	124,761	3.84%	1.00%	to	3.00%	3.06%	to	5.15%
2007	2,675	$26.00	to	$34.15	84,083	1.99%	1.00%	to	2.95%	7.83%	to	9.96%
2006	909	$29.91	to	$31.13	27,726	3.17%	1.15%	to	1.49%	11.47%	to	11.48%
2005	1,092	$26.83	to	$27.92	29,837	6.41%	1.15%	to	1.49%	-4.37%	to	-4.18%
Templeton Growth Securities Fund
2009	22,893	$16.47	to	$22.59	399,185	3.28%	1.00%	to	3.15%	27.04%	to	29.80%
2008	22,126	$13.25	to	$17.43	351,451	1.93%	1.00%	to	3.00%	-44.03%	to	-42.90%
2007	30,377	$24.71	to	$30.58	870,214	1.41%	1.00%	to	2.95%	-0.64%	to	1.32%
2006	29,543	$24.80	to	$30.81	844,951	1.34%	1.00%	to	2.70%	11.80%	to	18.57%
2005	26,041	$20.92	to	$25.07	626,812	1.16%	1.15%	to	2.70%	5.97%	to	7.62%
Van Kampen LIT Capital Growth Portfolio
2009	279	$6.60	to	$7.45	1,979	0.00%	1.15%	to	2.55%	61.47%	to	63.75%
2008	327	$4.09	to	$4.55	1,424	0.19%	1.15%	to	2.55%	-50.40%	to	-49.70%
2007	462	$8.24	to	$9.04	4,019	0.00%	1.15%	to	2.55%	13.69%	to	15.30%
2006	685	$7.25	to	$7.84	5,196	0.00%	1.15%	to	2.55%	0.05%	to	1.45%
2005	863	$7.24	to	$7.73	6,486	0.01%	1.15%	to	2.55%	4.93%	to	6.41%
Van Kampen LIT Growth and Income Portfolio
2009	31	$13.24	to	$14.26	446	3.84%	1.15%	to	2.55%	21.24%	to	22.94%
2008	55	$10.85	to	$11.60	632	2.10%	1.15%	to	2.55%	-33.75%	to	-32.81%
2007	59	$16.27	to	$17.27	975	1.66%	1.15%	to	2.55%	0.20%	to	1.62%
2006	64	$15.42	to	$16.99	1,043	1.29%	1.15%	to	2.55%	13.32%	to	14.91%
2005	82	$14.15	to	$14.79	1,183	1.14%	1.15%	to	1.90%	7.92%	to	8.73%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Net Investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account. The total return does not include any expenses assessed through the redemption of units.Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.As the total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and is not annualized.

**** Units Outstanding excludes units for annuitized contracts and Seed Shares.Total Net Assets includes the net assets of the annuitized contracts and Seed Shares.Total net assets of annuitized contracts at December 31, 2009 and 2008 are $7,434 and $6,151, respectively.

1.           Period from May 2, 2005 (fund commencement) to December 31, 2005
2.           Period from May 2, 2006 (fund commencement) to December 31, 2006
3.           Period from May 1, 2007 (fund commencement) to December 31, 2007
4.           Period from May 1, 2008 (fund commencement) to December 31, 2008
5.           Period from April 23, 2009 (fund commencement) to December 31, 2009
6.           Period from October 23, 2009 (fund commencement) to December 31, 2009

7.       SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2009 that requires adjustment to the financial statements.